                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY

                          BAY VIEW 2005 WAREHOUSE TRUST

                                     ISSUER

                                       AND

                            JPMORGAN CHASE BANK, N.A.

                                INDENTURE TRUSTEE

                                    INDENTURE

                            DATED AS OF JUNE 20, 2005

                                  $450,000,000

                          BAY VIEW 2005 WAREHOUSE TRUST

               AUTOMOBILE RECEIVABLES-BACKED NOTES, SERIES 2005-1


                                Table of Contents

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Article I
          Definitions..............................................................    2

          Section 1.01. General Definitions........................................    2

          Section 1.02. Calculations...............................................   27

Article II
          The Notes; Reconveyance..................................................   27

          Section 2.01. General....................................................   27

          Section 2.02. Forms of Notes.............................................   28

          Section 2.03. Payment of Principal and Interest..........................   28

          Section 2.04. Payments to Noteholders....................................   29

          Section 2.05. Execution, Authentication, Delivery and Dating.............   29

          Section 2.06. Registration, Registration of Transfer and Exchange........   30

          Section 2.07. Transfer and Exchange......................................   31

          Section 2.08. Mutilated, Destroyed, Lost or Stolen Notes.................   32

          Section 2.09. Persons Deemed Noteholders.................................   32

          Section 2.10. Cancellation of Notes......................................   33

          Section 2.11. Conditions to Closing......................................   33

          Section 2.12. Funding Events.............................................   35

          Section 2.13. Fundings...................................................   37

          Section 2.14. Fundings by Noteholders....................................   38

          Section 2.15. Access to List of Noteholders' Names and Addresses.........   38

Article III
          Covenants; Collateral; Representations; Warranties.......................   38

          Section 3.01. Performance of Obligations.................................   38

          Section 3.02. Negative Covenants.........................................   39
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                                        i
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                                Table of Contents
                                   (continued)

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          Section 3.03. Money for Note Payments....................................   40

          Section 3.04. Restriction of Issuer Activities...........................   42

          Section 3.05. Protection of Trust Estate.................................   42

          Section 3.06. Opinions as to Trust Estate................................   44

          Section 3.07. Statement as to Compliance.................................   45

          Section 3.08. Limitations on Lien........................................   45

          Section 3.09. Recording..................................................   45

          Section 3.10. Agreements Not to Institute Bankruptcy Proceedings;
                        Additional Covenants.......................................   46

          Section 3.11. Providing of Notice........................................   48

          Section 3.12. Representations and Warranties of the Issuer...............   48

          Section 3.13. Representations and Warranties of the Indenture Trustee ...   52

          Section 3.14. Performance of Obligation..................................   53

          Section 3.15. Hedge Agreement Provisions.................................   54

Article IV
          Administration and Servicing of Receivables..............................   55

          Section 4.01. Sale and Servicing Agreement...............................   55
Article V
          Accounts, Collections, Payments of Interest and Principal, Releases,
          Spread  Account, and Statements to Noteholders...........................   56

          Section 5.01. Accounts...................................................   56

          Section 5.02. Collection Account and Spread Account......................   58

          Section 5.03. Distribution of Funds in the Collection Account............   60

          Section 5.04. Note Payments..............................................   62

          Section 5.05. Statements to Noteholders; Tax Returns.....................   63

                                       ii

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                                Table of Contents
                                   (continued)

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          Section 5.06. Reports by Indenture Trustee...............................   63

          Section 5.07. Final Balances.............................................   63

Article VI
          Repayment of Notes.......................................................   63

          Section 6.01. Optional Repayment.........................................   63

          Section 6.02. Repayment Payments.........................................   64

          Section 6.03. Cancellation of Notes......................................   64

          Section 6.04. Release of Collateral......................................   65

Article VII
          The Indenture Trustee....................................................   66

          Section 7.01. Duties of Indenture Trustee................................   66

          Section 7.02. Notice of Termination Event, Default, Servicer Event of
                        Default or Event of Default................................   68

          Section 7.03. Rights of Indenture Trustee................................   68

          Section 7.04. Not Responsible for Recitals, Issuance of Notes or
                        Application of Moneys as Directed..........................   69

          Section 7.05. May Hold Notes.............................................   69

          Section 7.06. Money Held in Trust........................................   69

          Section 7.07. Compensation and Reimbursement.............................   69

          Section 7.08. Eligibility; Disqualification..............................   71

          Section 7.09. Indenture Trustee's Capital and Surplus....................   71

          Section 7.10. Resignation and Removal; Appointment of Successor..........   71

          Section 7.11. Acceptance of Appointment by Successor.....................   72

          Section 7.12. Merger, Conversion, Consolidation or Succession to
                        Business of Indenture Trustee..............................   73

          Section 7.13. Co-trustees and Separate Indenture Trustees................   73

                                       iii
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                                Table of Contents
                                   (continued)

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          Section 7.14. Books and Records..........................................   74

          Section 7.15. Control....................................................   74

          Section 7.16. Suits for Enforcement......................................   75

Article VIII
          Event of Default.........................................................   75

          Section 8.01. Events of Default..........................................   75

          Section 8.02. Actions of Indenture Trustee...............................   76

          Section 8.03. Indenture Trustee May File Proofs of Claim.................   77

          Section 8.04. Indenture Trustee May Enforce Claim Without Possession
                        of Notes...................................................   78

          Section 8.05. Knowledge of Indenture Trustee.............................   78

          Section 8.06. Limitation on Suits........................................   78

          Section 8.07. Unconditional Right of Noteholders to Receive Principal
                        and Interest...............................................   79

          Section 8.08. Restoration of Rights and Remedies.........................   79

          Section 8.09. Rights and Remedies Cumulative.............................   79

          Section 8.10. Delay or Omission; Not Waiver..............................   79

          Section 8.11. Control by Noteholders.....................................   79

          Section 8.12. Waiver of Certain Events by Less than All Noteholders......   80

          Section 8.13. Undertaking for Costs......................................   80

          Section 8.14. Waiver of Stay or Extension Laws...........................   80

          Section 8.15. Sale of Trust Estate.......................................   81

          Section 8.16. Action on Notes............................................   81

Article IX
          Supplemental Indentures..................................................   82

          Section 9.01. Supplemental Indentures Without Noteholder Approval........   82
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                                       iv
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                                Table of Contents
                                   (continued)

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          Section 9.02. Supplemental Indentures with Consent of Noteholders........   82

          Section 9.03. Execution of Amendments and Supplemental Indentures........   84

          Section 9.04. Effect of Amendments and Supplemental Indentures...........   84

          Section 9.05. Reference in Notes to Amendments and Supplemental
                        Indentures.................................................   84

          Section 9.06. Indenture Trustee to Act on Instructions...................   84

Article X
          Miscellaneous............................................................   85

          Section 10.01. Compliance Certificates and Opinions; Furnishing of
                         Information...............................................   85

          Section 10.02. Form of Documents Delivered to Indenture Trustee..........   85

          Section 10.03. Acts of Noteholders.......................................   86

          Section 10.04. Notices, Etc..............................................   86

          Section 10.05. Notices and Reports to Noteholders; Waiver of Notices.....   88

          Section 10.06. Rules by Indenture Trustee................................   89

          Section 10.07. Issuer Obligation.........................................   89

          Section 10.08. Enforcement of Benefits...................................   89

          Section 10.09. Effect of Headings and Table of Contents..................   89

          Section 10.10. Successors and Assigns....................................   90

          Section 10.11. Separability..............................................   90

          Section 10.12. Benefits of Indenture.....................................   90

          Section 10.13. Legal Holidays............................................   90

          Section 10.14. Governing Law.............................................   90

          Section 10.15. Counterparts..............................................   90

          Section 10.16. Recording of Indenture....................................   90

          Section 10.17. Further Assurances........................................   91
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                                        v
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                                Table of Contents
                                   (continued)

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          Section 10.18. No Bankruptcy Petition Against the Issuer.................    91

          Section 10.19. Limitation of Liability...................................    91

          Section 10.20. Limitation on Recourse....................................    91

          Section 10.21. Confidentiality...........................................    91

Article XI

          Termination..............................................................    92

          Section 11.01. Termination of Indenture..................................    92

Schedule I - Schedule of Initial Receivables

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
Exhibit A - Form of Funding Certificate.........................................      A-1
Exhibit B - Request for Release.................................................      B-1
Exhibit C - Form of Notice of Funding...........................................      C-1
Exhibit D - Form of Note........................................................      D-1
Exhibit E - Form of Transferee Letter...........................................      E-1

      THIS INDENTURE (as amended or supplemented from time to time, the "Indenture") is dated and made as of June 20, 2005 between Bay View 2005 Warehouse Trust, a statutory trust organized under the laws of the State of Delaware, as issuer (the "Issuer"), and JPMorgan Chase Bank, N.A., a national banking association, as trustee (the "Indenture Trustee").

                              PRELIMINARY STATEMENT

      Pursuant to this Indenture, there is hereby duly authorized the execution and delivery of the Issuer's Automobile Receivables-Backed Notes, Series 2005-1 (hereinafter called the "Notes"). All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders. The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                                 GRANTING CLAUSE

      The Issuer hereby Grants to the Indenture Trustee, for the benefit of the Noteholders, the Agent and the Financial Institutions, as their interests may appear, all of the rights, title, interest and benefits of the Issuer in and to
(a) the Receivables identified on the Schedule of Receivables acquired by the Issuer on the Closing Date and on each Funding Date and all moneys received thereon on or after the applicable Cutoff Date; (b) the security interest of the Issuer in the Financed Vehicles Granted by the Obligors pursuant to such Receivables and any accessions thereto, and other interests of the Issuer in the Financed Vehicles and accessions, including, without limitation, the related Certificates of Title; (c) any service warranties and service contracts and any physical damage, credit life, risk default, disability, gap or other insurance policies covering the Financed Vehicles or the related Obligors and any refunds in connection therewith relating to Receivables (including, without limitation, State tax refunds) and any proceeds from liquidation of the Receivables or Financed Vehicles received after the related Cutoff Date; (d) all property (including the right to receive future Recoveries) that shall secure a Receivable; (e) the rights that relate to a Receivable under each Dealer Agreement and the rights under the Contribution Agreement, the Sale and Servicing Agreement, the Custodian Agreement, each Contributor Assignment and each Depositor Assignment, including, but not limited to, any recourse against any Dealer, the Contributor or the Depositor and any rights or benefits of the Issuer under the Sale and Servicing Agreement and the Custodian Agreement; (f) rebates or refunds of premiums and other amounts relating to insurance policies and other items financed under the Receivables or otherwise covering an Obligor or a Financed Vehicle; (g) amounts from time to time deposited in the Collection Account and the Spread Account and investments thereof; (h) the original retail installment contracts and security agreements and any amendments thereof evidencing the Receivables; (i) all documentation in the Custodian File and other documents maintained by the Contributor according to its customary procedures with respect to the Receivables, Financed Vehicles, Accounts or Obligors; (j) each Hedge Agreement entered into by the Issuer pursuant to the terms of Section 3.15 hereof and all payments made to the Issuer or the Servicer by the Hedge Counterparty pursuant to any Hedge Agreement; and (k) the proceeds of any and all of the foregoing, including all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other property whether now existing or hereinafter arising.

      Such Grants are made in trust, to secure payments of amounts due with respect to the Notes ratably and without prejudice, priority or distinction between the Notes, and to secure (i) the payment of all amounts on the Notes as such amounts become due in accordance with their terms, (ii) the payment of all other sums payable in accordance with the provisions of this Indenture, and
(iii) compliance with the provisions of this Indenture, all as provided in this Indenture.

      The Indenture Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions of this Indenture, and agrees to perform the duties herein required pursuant to the terms and provisions of this Indenture and subject to the conditions hereof.

      PROVIDED, HOWEVER, that if there shall well and truly be paid the principal of the Notes and the interest due or to become due on the Notes, at the times and in the manner mentioned in the Notes, according to the true intent and meaning thereof, and payments shall be made into the Collection Account as required under this Indenture and the Issuer shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by the Issuer, and the Issuer shall pay or cause to be paid to the Indenture Trustee and all of its agents for the registration, authentication, transfer or exchange of Notes all sums of money due or to become due to it or them in accordance with the terms and provisions hereof, then this Indenture and the rights hereby Granted shall cease, terminate and be void; otherwise, except as provided in Article XI hereof, this Indenture shall be and remain in full force and effect.

                                    ARTICLE I

                                   DEFINITIONS

   Section 1.01. General Definitions. Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Capitalized terms not defined herein shall have the meanings ascribed to such terms as set forth in the Sale and Servicing Agreement or, if not defined therein, in the Contribution Agreement.

      "ABS Speed" means, at any time, the assumed rate of prepayments on the Receivables based upon the "Absolute Prepayment Model" applied in accordance with the then current market standards.

      "Account Property" means the Accounts and all proceeds of the Accounts, including, without limitation, all amounts and investments held from time to time in any Account (whether in the form of deposit accounts, book-entry securities, uncertificated securities, security entitlements (as defined in Section 8-102(a)(17) of the UCC as enacted in the State of New York), financial assets (as defined in Section 8-102(a)(9) of the UCC), or any other investment property (as defined in Section 9-102(a)(49) of the UCC).

      "Accounts" means, collectively, the Collection Account and the Spread Account.

      "Acknowledgement" means that certain receipt of Indenture Trustee, dated as of the Closing Date, with respect to the Initial Receivables and any such receipt with respect to Subsequent Receivables.

      "Act" has the meaning specified in Section 10.03 hereof.

      "Additional Note Principal Balance" has the meaning set forth in Section 2.13(a).

      "Adjusted LIBOR Rate" shall have the meaning ascribed thereto in the Note Purchase Agreement.

      "Administrative Agent" shall have the meaning ascribed thereto in the Note Purchase Agreement.

      "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, a Person shall be deemed to "control" another Person if the controlling Person owns 5% or more of any class of voting securities of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Agent" means the Lender Group Agents and the Administrative Agent.

      "Aggregate Receivable Balance" means, (i) with respect to the Closing Date, the aggregate Receivable Balance of the Receivables as of the Initial Cutoff Date, (ii) with respect to any Funding Date, the aggregate Receivable Balance of the related Subsequent Receivables as of the related Cutoff Date plus the aggregate Receivable Balance of all other Receivables as of such Funding Date and (iii) with respect to any other date of determination, the aggregate Receivable Balance on such date of determination of all Receivables owned by the Issuer and Granted to the Indenture Trustee as of such date of determination.

      "Amount Financed" means, with respect to a Receivable the amount advanced under the Receivable toward the purchase price of the related Financed Vehicle and any related costs, including but not limited to, service warranties and service contracts, and physical damage, credit life, risk default, disability or gap insurance covering the Financed Vehicle.

      "Annual Percentage Rate" or "APR" means, with respect to a Receivable, the annual rate of finance charges stated in the retail installment contract and security agreement evidencing such Receivable.

      "Applicable Margin" means one percent (1.00%).

      "Authorized Officer" means, with respect to the Issuer, any officer of the Owner Trustee or agent acting pursuant to a power of attorney of the Issuer, and with respect to any other Person, the Chairman, Co-Chairman or Vice Chairman of the Board of Directors, the President, any Vice President, or the Treasurer of such Person.

      "Average Default Ratio" means, with respect to any Determination Date, the arithmetic average of the Default Ratios for each of the three (3) Collection Periods immediately preceding such Determination Date; provided however, that
(a) for the Determination Date occurring in July 2005, the "Average Default Ratio" shall be the Default Ratio for the Collection Period immediately preceding such Determination Date, and (b) for the Determination Date occurring in August 2005, the "Average Default Ratio" shall be the arithmetic average of the Default Ratios for each of the two (2) Collection Periods immediately preceding such Determination Date.

      "Average Delinquency Ratio" means, with respect to any Determination Date, the arithmetic average of the Delinquency Ratios for each of the three (3) Collection Periods immediately preceding such Determination Date; provided however, that (a) for the Determination Date occurring in July 2005, the "Average Delinquency Ratio" shall be the Delinquency Ratio for the Collection Period immediately preceding such Determination Date, and (b) for the Determination Date occurring in August 2005, the "Average Delinquency Ratio" shall be the arithmetic average of the Delinquency Ratios for each of the two
(2) Collection Periods immediately preceding such Determination Date.

      "Backup Servicer" means Systems & Services Technologies, Inc. and any successor Backup Servicer under the Sale and Servicing Agreement.

      "Bank of Montreal" means Bank of Montreal, a Canadian chartered bank acting through its Chicago Branch.

      "Bank Rate" means a per annum rate equal to LIBOR or the Prime Rate, as determined in accordance with Section 2.04 of the Note Purchase Agreement.

      "Base Rate" means a per annum rate equal to the greater of (A) JP Morgan Chase Bank, N.A.'s Prime Rate less two percent (2.00%) and (B) the sum of the Federal Funds Rate plus one-half percent (0.50%).

      "Bay View Acceptance" means Bay View Acceptance Corporation, a Nevada corporation.

      "Bay View Capital" means Bay View Capital Corporation, a Delaware corporation.

      "Benefit Plan" has the meaning specified in Section 2.07(b).

      "Breakage Costs" means the cost, if any, of terminating or adjusting any Hedge Transaction or Hedge Transactions, as the case may be, incurred in conjunction with the early repayment of Notes.

      "Broken Funding Costs" means with respect to the early repayment of any Note, any loss (including loss of profit), cost or expense incurred by the applicable Noteholder (as reasonably determined by the Agent) as a result of such repayment, such compensation to be an amount equal to the Note Interest that would have accrued on the amount so repaid from the date of such repayment to the date of the scheduled repayment, net of any income received by the Noteholder over such time period from investing the amount of such early repayment.

      "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banking or federal institutions in New York, New York, San Francisco, California, Wilmington, Delaware, or in the city in which the Corporate Trust Office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

      "Calculation Date" means, with respect to a Payment Date or a Repayment Date, the last Business Day of the calendar month immediately preceding the month of such Payment Date or Repayment Date.

      "Certificate of Title" means, with regard to each Financed Vehicle (i) the original certificate of title relating thereto, or copies of correspondence and application made in accordance with applicable law to the appropriate State title registration agency, and all enclosures thereto, for issuance of its original certificate of title or (ii) if the appropriate State title registration agency issues a letter or other form of evidence of lien in lieu of a certificate of title, the original lien entry letter or form or copies of correspondence and application made in accordance with applicable law to such State title registration agency, and all enclosures thereto, for issuance of the original lien entry letter or form.

      "Certificate of Trust" means the certificate of trust of the Issuer substantially in the form of Exhibit B to the Issuer Trust Agreement.

      "Certification" shall have the meaning ascribed thereto in the Custodian Agreement.

      "Change of Control" means any event, transaction or occurrence as a result of which (a) Bay View Capital ceases to own and control, directly or indirectly through a wholly-owned subsidiary, all of the economic and voting rights associated with ownership of more than fifty-one percent (51%) of all classes of the outstanding capital stock of Bay View Acceptance on a fully diluted basis,
(b) Bay View Acceptance ceases to own and control all of the economic and voting rights associated with all of the outstanding capital stock of the Depositor or
(c) the Depositor ceases to own and control all of the beneficial interests in the Issuer.

      "Closing Date" means June 20, 2005.

      "Code" means the Internal Revenue Code of 1986, as amended, including any successor or amendatory statutes and U.S. Department of the Treasury regulations promulgated thereunder.

      "Collateral Test Amount" means, as of any Funding Date or Determination Date the difference between (a) the Receivables Advance Amount and (b) the Note Principal Balance as of such date.

      "Collection Account" means the segregated trust account with that name established with and in the name of the Indenture Trustee pursuant to Section
5.01 hereof.

      "Collection Period" means, with respect to a Payment Date or a Calculation Date immediately preceding any Payment Date, the period beginning on the first day of the calendar month immediately preceding such Payment Date and ending on the last day of such calendar month (each such calendar month and portion thereof being referred to as the "related"

Collection Period with respect to a Payment Date or Calculation Date); provided, that the initial Collection Period shall begin on the Initial Cutoff Date and shall end on June 30, 2005.

      "Collections" means all payments received with respect to the Receivables and other items of the Trust Estate, including, without limitation, Scheduled Obligor Payments, Repurchase Prices and Recoveries. "Collections" shall not include Supplemental Servicing Fees.

      "Commercial Paper" means promissory notes of any Noteholder issued by such Noteholder in the commercial paper market.

      "Commitment Expiry Date" has the meaning ascribed thereto in the Note Purchase Agreement.

      "Contribution Agreement" means the Contribution Agreement, dated as of the date hereof, between the Contributor and the Depositor relating to the transfer of Receivables by the Contributor to the Depositor, as amended, modified or otherwise supplemented from time to time in accordance with the terms thereof.

      "Contributor" means Bay View Acceptance and its successors.

      "Contributor Financing Statement" means a UCC-1 financing statement naming the Depositor as the secured party and the Contributor as the debtor.

      "Corporate Trust Office" means the office of the Indenture Trustee at which its corporate trust business shall be administered, which office at the date of this Indenture shall be 600 Travis St., 9th Floor, Houston, TX 77002,
Attention: Structured Finance - Bay View 2005, or such other address as shall be designated by the Indenture Trustee in a written notice to the Issuer, the Servicer, the Owner Trustee, the Noteholders and the Agent.

      "CP Rate" shall have the meaning ascribed thereto in the Note Purchase Agreement.

      "Cram Down Loss" means, with respect to any Receivable (other than a Defaulted Receivable) as to which any court in any bankruptcy, insolvency or other similar proceeding issues an order reducing the principal amount to be paid on such Receivable or otherwise modifies any payment terms with respect thereto, an amount equal to (i) the amount of the principal reduction ordered by such court or (ii) the difference between the principal balance of such Receivable at the time of such court order and the net present value (using a discount rate which is the higher of the APR of such Receivable or the rate of interest specified by such court order) of the then remaining Scheduled Obligor Payments as modified or restructured. A Cram Down Loss will be deemed to have occurred on the date of issuance of such court's order.

      "Current Peak Aggregate Receivables Balance" means the highest Aggregate Receivables Balance that occurred since the most recent Repayment Date associated with a term securitization, whole loan sale, or combination thereof.

      "Current Peak Note Percentage Reserve Amount" means, as of any Funding Date, an amount equal to the product of (i) Current Peak Aggregate Receivables Balance times (ii) 1 minus the Note Percentage.

      "Custodian" means Bay View Acceptance, in its capacity as custodian of the Custodian Files pursuant to the Custodian Agreement, and its permitted successors and assigns.

      "Custodian Agreement" means that certain Custodian Agreement, dated as of the date hereof, among the Custodian, the Indenture Trustee and the Issuer as the same may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof.

      "Cutoff Date" means, with respect to the Closing Date, the Initial Cutoff Date, and with respect to a Funding Date, the related Subsequent Cutoff Date.

      "Dealer" means an automobile dealer which sold a Financed Vehicle to an Obligor and through which the respective Receivable was originated by the Contributor, which Receivable was assigned by such Dealer to the Contributor pursuant to the related Dealer Agreement and is being assigned by the Contributor to the Depositor pursuant to the Contribution Agreement, and assigned to the Issuer by the Depositor pursuant to the Sale and Servicing Agreement and Granted by the Issuer to the Indenture Trustee hereunder.

      "Dealer Agreement" means an agreement between a Dealer and the Contributor regarding the terms and conditions of the acquisition by the Contributor from such Dealer of Receivables, which agreement includes (a) certain representations, warranties and covenants of such Dealer with respect to the Receivables sold by such Dealer and (b) the agreement of such Dealer to repurchase any Receivable with respect to which one or more of such representations and warranties has been breached.

      "Default" means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default or a Servicer Event of Default.

      "Default Rate" means a per annum rate equal to Base Rate plus four percent (4.00%).

      "Default Ratio" means, with respect to any Collection Period, a fraction, expressed as a percentage, equal to (i) the product of (a) 12 times (b) the excess of the aggregate of the Receivable Balances of all Receivables that become Defaulted Receivables during such Collection Period over Recoveries collected during such Collection Period, divided by (ii) the Aggregate Receivable Balance as of the first day of such Collection Period.

      "Defaulted Receivable" means any Receivable with respect to which any of the following shall have occurred: (i) the related Financed Vehicle shall have been repossessed, (ii) 10% or more of any Scheduled Obligor Payment remains unpaid for 120 or more days from the date on which it is due and payable, (iii) the Servicer has determined in good faith in accordance with its Collection Policy that eventual payment in full of the Receivable is unlikely, or (iv) the Servicer has "charged off" the Receivable in accordance with its Collection Policy.

      "Deficiency Claim Amount" means, with respect to any Determination Date, the amount, if any, by which the amount of the Monthly Available Funds (other than amounts to be transferred to the Collection Account from the Spread Account pursuant to Section 5.03(a)) is less than the sum of the amounts payable on the related Payment Date pursuant to priorities First through Sixteenth in Section 5.03(b) hereof.

      "Delinquency Ratio" means, with respect to any Collection Period, a fraction, expressed as a percentage, (a) the numerator of which is equal to the aggregate of the Receivable Balances of all Receivables (other than a Defaulted Receivable) as to which 10% or more of any Scheduled Obligor Payment remains unpaid for thirty (30) days or more from the date on which it is due and payable at the end of such Collection Period, and (b) the denominator of which is equal to the Aggregate Receivable Balance as of the end of such Collection Period.

      "Delinquent Receivable" means any Receivable (other than a Defaulted Receivable) as to which 10% or more of any Scheduled Obligor Payment remains unpaid for sixty (60) days or more from the date on which it is due and payable.

      "Delivery" when used with respect to Account Property means:

            (1)(a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-102(a)(47) of the UCC, transfer thereof:

                  (i) by physical delivery to the Indenture Trustee, indorsed to, or registered in the name of, the Indenture Trustee or its nominee or indorsed in blank;

                  (ii) by the Indenture Trustee continuously maintaining
            possession of such instrument; and

                  (iii) by the Indenture Trustee continuously indicating by
            book-entry that such instrument is credited to the related Account;

            (b) with respect to a "certificated security" (as defined in Section 8-102(a)(4) of the UCC), transfer thereof:

                  (i) by physical delivery of such certificated security to the
            Indenture Trustee, provided that if the certificated security is in registered form, it shall be indorsed to, or registered in the name of, the Indenture Trustee or indorsed in blank;

                  (ii) by the Indenture Trustee continuously maintaining
            possession of such certificated security; and

                  (iii) by the Indenture Trustee continuously indicating by
            book-entry that such certificated security is credited to the related Account;

            (c) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC, transfer thereof:

                  (i) by (x) book-entry registration of such property to an
            appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee of the purchase by the securities intermediary on behalf of the Indenture Trustee of such book-entry security; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Indenture Trustee and continuously indicating that such securities intermediary holds such book-entry security solely as agent for the Indenture Trustee or (y) continuous book-entry registration of such property to a book-entry account maintained by the Indenture Trustee with a Federal Reserve Bank; and

                  (ii) by the Indenture Trustee continuously indicating by
            book-entry that property is credited to the related Account;

            (d) with respect to any asset in the Accounts that is an "uncertificated security" (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (c) above or clause (e) below:

                  (i) transfer thereof:

                        (A) by registration to the Indenture Trustee as the
                  registered owner thereof, on the books and records of the issuer thereof; or

                        (B) by another Person (not a securities intermediary)
                  who either becomes the registered owner of the uncertificated security on behalf of the Indenture Trustee, or having become the registered owner, acknowledges that it holds for the Indenture Trustee; or

                  (ii) the issuer thereof has agreed that it will comply with instructions originated by the Indenture Trustee with respect to such uncertificated security without further consent of the registered owner thereof; or

            (e) in the case of each security in the custody of or maintained on the books of a clearing corporation (as defined in Section 8-102(a)(5)) or its nominee, by causing:

                  (i) the relevant clearing corporation to credit such security to a securities account of the Indenture Trustee at such clearing corporation; and

                  (ii) the Indenture Trustee to continuously indicate by
            book-entry that such security is credited to the related Account;

            (f) with respect to a "security entitlement" (as defined in Section 8-102(a)(17) of the UCC) to be transferred to or for the benefit of the Indenture Trustee and not governed by clauses (c) or (e) above: if a securities intermediary (A) indicates by book entry that the underlying "financial asset" (as defined in Section 8-102(a)(9) of the UCC) has been credited to be the Indenture Trustee's "securities account" (as defined in Section 8-501(a) of the UCC), (B) receives a financial asset from the Indenture Trustee or acquires the underlying financial asset for the Indenture Trustee, and in either case, accepts it for credit to the Indenture Trustee's securities account or (C) becomes obligated under other law, regulation or rule to credit the underlying financial asset to the Indenture Trustee's securities account, the making by the securities intermediary of entries on its books and records continuously identifying such security entitlement as belonging to the Indenture Trustee; and continuously indicating by book-entry that such securities entitlement is credited to the Indenture Trustee's securities account; and by the Indenture Trustee continuously indicating by book-entry that such security entitlement (or all rights and property of the Indenture Trustee representing such securities entitlement) is credited to the related Account; and/or

            (2) In the case of any such asset, such additional or alternative procedures as are now or may hereafter become appropriate to effect the complete transfer of ownership of, or control over, any such assets in the Accounts to the Indenture Trustee free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof.

      In each case of delivery contemplated herein, the Indenture Trustee shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that securities are held in trust pursuant to and as provided in this Indenture.

      "Delivery Date" has the meaning specified in Section 2.12(a)(i) hereof.

      "Depositor" means Bay View Warehouse Corporation, a Delaware corporation, and its successors.

      "Depositor Financing Statement" means a UCC-1 financing statement naming the Issuer as the secured party and the Depositor as the debtor.

      "Eligible Account" means either (a) a segregated account or accounts maintained with an Eligible Institution or (b) a segregated trust account or accounts maintained with the trust department of a federal or State chartered depository institution acceptable to the Agent, having capital and surplus of not less than $100,000,000, acting in its fiduciary capacity.

      "Eligible Institution" means an institution whose deposits are insured by the Federal Deposit Insurance Corporation, the unsecured and uncollateralized long-term debt obligations of which institution shall be rated "A+" or higher by S&P and "Aa2" or higher by Moody's and the short-term debt obligations of which have the highest short term rating by each of the Rating Agencies, and which is
(i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any State, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws or (iv) a subsidiary of a bank holding company.

      "Eligible Hedge Counterparty" means a Hedge Counterparty which (a) has a long-term unsecured debt rating of not less than "AA-" by S&P or "Aa3" by Moody's ("Long-term Rating Requirement"), (b) has a short-term unsecured debt rating of not less than "A-1+" by S&P or "P1" by Moody's (the "Short-term Rating Requirement") and (c) in a Hedge Agreement (i) consents to the assignment of the Issuer's rights under the Hedge Agreement to the Indenture Trustee for the ratable benefit of the Noteholders and (ii) agrees that in the event that S&P or Moody's reduces its long-term unsecured debt rating below the Long-term Rating Requirement or its short-term unsecured debt rating below the Short-term Rating Requirement, it shall (x) transfer its rights and obligations under each Hedge Transaction to another entity that meets the requirements of clauses (a), (b) and (c) hereof and has entered into a Hedge Agreement with the Issuer on or prior to the date of such transfer or (y) put in place appropriate mark-to-market collateral arrangements which will be based on the 1994 ISDA Credit Support Annex (New York law version) and which will relate to collateral in the form of USD cash or securities or both in support of its obligations under the applicable Hedge Agreement that will result in the total negation of the effect of such ratings downgrade.

      "Eligible Investments" means any one or more of the following obligations or securities:

            (a) (i) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States; and (ii) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but only if, at the time of investment, such obligations are assigned the highest credit rating by each Rating Agency;

            (b) demand and time deposits in, certificates of deposit of, or bankers acceptances issued by, any depository institution or trust company (including the Indenture Trustee or any Affiliate of the Indenture Trustee, acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal or State banking authorities, the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) having a rating of no less than "A-1" by Standard & Poor's and "P-1" by Moody's;

            (c) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which have a rating of no less than "A-1+" by Standard & Poor's and "P-1" by Moody's;

            (d) commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the closing date thereof) having the highest commercial paper rating from Standard & Poor's and Moody's;

            (e) money market mutual funds registered under the 1940 Act which invest only in other Eligible Investments, having a rating, at the time of such investment, of no less than "Aaa" by Moody's and "AAAm" by Standard & Poor's.

The Indenture Trustee may purchase from or sell to itself or an Affiliate, as principal or agent, the Eligible Investments listed above. All Eligible Investments in an Account shall be made in the name of the Indenture Trustee for the benefit of the Noteholders.

      "Eligible Receivable" means a Receivable meeting all of the requirements specified in Section 3.02(a) of the Contribution Agreement and Section 3.02(a) of the Sale and Servicing Agreement.

      "ERISA" has the meaning specified in Section 2.07(b) hereof.

      "Event of Default" has the meaning specified in Section 8.01 hereof.

      "Excess Spread" means, with respect to any Determination Date, the weighted average APR of the Receivables as of the last day of the prior Collection Period less the sum of (a) the weighted average of the Note Interest Rates for all Outstanding Notes for such Collection Period, (b) the Program Fee Rate, (c) the Servicing Fee Rate, (d) the Default Ratio for the related Collection Period and (e) the rate at which the Indenture Trustee Fee is calculated.

      "Excess Spread Trigger Event" means with respect to any Determination Date, the Three Month Average Excess Spread with respect to such Determination Date is less than 2.0% per annum.

      "Excess Spread Trigger Period" means a period commencing upon the occurrence of an Excess Spread Trigger Event and continuing until the first Determination Date thereafter on which the Three Month Average Excess Spread on such Determination Date and on each of the two preceding Determination Dates exceeds 2.00% per annum.

      "Excess Spread Trigger Period Percentage" means as of any Determination Date during an Excess Spread Trigger Period, the product of (a) the greatest amount by which 2.00% per annum exceeded the Three Month Average Excess Spread (rounded to the nearest hundredth of one percent) on such Determination Date or any preceding Determination Date during such Excess Spread Trigger Period and
(b) 1.5.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      "Falcon Lender Group" means Falcon Asset Securitization Corporation and JPMorgan Chase Bank, N.A.

      "Fairway Lender Group" means Fairway Finance Company, LLC and Bank of Montreal.

      "Federal Funds Rate" means for any period, a fluctuating interest rate per annum for each day during such period equal to (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the preceding Business Day) by the Federal Reserve Bank of New York in the Composite Closing Quotations for U.S. Government Securities; or (b) if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10:30 a.m. (Chicago time) for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

      "Fee Letter" means a collective reference to that certain Fee Letter, dated as of the Closing Date, from the Agent and acknowledged and agreed to by the Issuer, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

      "Financed Vehicle" means a new or used automobile, van, light-duty truck, sport utility vehicle or recreational vehicle, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

      "Financial Institutions" means the liquidity banks party to the Liquidity Agreement as "Assignees".

      "Financing Statements" means, collectively, the Contributor Financing Statement, the Depositor Financing Statement and the Issuer Financing Statement.

      "Funding Certificate" means an Officer's Certificate relating to a Subsequent Transfer substantially in the form of Exhibit A hereto.

      "Funding Date" means each Business Day on which Subsequent Receivables are assigned by the Contributor to the Depositor and by the Depositor to the Issuer or each Business Day on which requests to fund the Pre-Funding Account are honored; provided, that there may be no more than two (2) Funding Dates in any calendar week. For the avoidance of doubt, the Funding Date with respect to any Receivables that are Pre-Funded Receivables will not occur until the Formal Transfer Requirements are satisfied, as indicated on the Weekly Servicer Report.

      "Funding Documents" has the meaning specified in Section 3.14(f) hereof.

      "Funding Period" means the period from the Closing Date until the earliest to occur of (i) 30 days' written notice by the Issuer to the Servicer, the Agent and the Indenture Trustee that such Person is directing the end of the Funding Period, (ii) the day on which a Default, an Event of Default or a Termination Event occurs, and (iii) the Commitment Expiry Date under the Note Purchase Agreement.

      "Grant" means to pledge, create and grant a security interest in and with regard to property. A Grant of a Receivable or of any other instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments in respect of such collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything which the granting party is or may be entitled to do or receive thereunder or with respect thereto.

      "Hedge Agreement" means any financial futures contract, option, forward contract, warrant, swap, swaption, collar, floor, cap or other agreement, instrument and derivative and other transactions of a similar nature (whether currency linked, rate linked, index linked, insurance risk linked, credit risk linked or otherwise) entered into by the Issuer and approved in writing by the Agent.

      "Hedge Counterparty" means any entity that is an interest rate swap dealer that is either a Noteholder or an Affiliate of a Noteholder, or has been approved in writing by the Noteholders and the Required Financial Institutions.

      "Hedge Transaction" means each financial futures contract, option, forward contract, warrant, swap, swaption, collar, floor, cap or other transaction between the Issuer and a Hedge Counterparty that is governed by a Hedge Agreement.

      "Holder" means a Noteholder.

      "Increased Costs" has the meaning specified in Section 3.14(f) hereof.

      "Incremental Trigger Amount" means, with respect to any Determination Date, that portion, if any, of the Requisite Amount due solely to (a) in the case of the first Determination Date in an Excess Spread Trigger Period, the existence of an Excess Spread Trigger Period Percentage, or (b) with respect to any other Determination Date, an increase in the Excess Spread Trigger Period Percentage since the previous Determination Date.

      "Indenture" or "this Indenture" means this Indenture dated as of the date hereof, as supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof. All references in this Indenture to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this Indenture. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

      "Indenture Trustee" means JPMorgan Chase Bank, N.A., until a successor Person shall have become the Indenture Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Indenture Trustee" means such successor Person.

      "Indenture Trustee Fee" means the fee payable to the Indenture Trustee for services rendered, determined pursuant to the Indenture Trustee Fee Agreement.

      "Indenture Trustee Fee Agreement" means fee agreement dated as of the date hereof between the Indenture Trustee and Bay View Acceptance setting forth the fees payable to the Indenture Trustee.

      "Independent Directors" has the meaning set forth in the certificate of incorporation of the Depositor.

      "Independent Public Accountants" means any of (a) Grant Thornton LLP, (b) Deloitte & Touche, (c) PricewaterhouseCoopers, LLP, (d) Ernst & Young LLP, (e) KPMG Peat Marwick LLP, (f) any successor to any of the foregoing or (g) any other firm approved by the Majority Holders; provided, that such firm is independent with respect to the Servicer within the meaning of the Securities Act.

      "Interest Rate Hedge Cap Strike Price" means with respect to a Hedge Agreement which is an interest rate cap agreement, the strike price set forth in such Hedge Agreement.

      "Initial Cutoff Date" means the close of business on June 20, 2005.

      "Initial Funding Date" means June 20, 2005.

      "Initial Purchasers" means each of Falcon Asset Securitization Corporation ("Falcon") and Fairway Finance Company, LLC ("Fairway"), and their successors and assigns.

      "Initial Receivables" means the Receivables acquired by the Issuer and granted to the Indenture Trustee on the Closing Date.

      "Insurance Proceeds" means, with respect to a Financed Vehicle and the related Receivable, any amount received during the related Collection Period pursuant to any risk default policy, physical damage policy, gap policy or any insurance maintained by the Obligor pursuant to the related Receivable, all of which amounts shall be deposited to the Collection Account.

      "Interest Rate Period" means the period determined in accordance with
Section 2.04(b) of the Note Purchase Agreement.

      "Issuer" means Bay View 2005 Warehouse Trust, a Delaware statutory trust, and its successors and assigns.

      "Issuer Financing Statement" means a UCC-1 financing statement naming the Indenture Trustee as the secured party and the Issuer as the debtor.

      "Issuer Order" means a written order or request signed in the name of the Issuer by an Authorized Officer and delivered to the Indenture Trustee.

      "Issuer Secured Obligations" means all amounts and obligations which the Issuer may at any time owe to or on behalf of the Indenture Trustee for the benefit of the Noteholders and the Agent under this Indenture or the Notes.

      "Issuer Trust Agreement" means the Amended and Restated Trust Agreement of the Issuer dated as of the date hereof between the Depositor and the Owner Trustee, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

      "JPMorgan Chase Bank, N.A." means JPMorgan Chase Bank, N.A., a national banking association, not in its individual capacity, and its successors.

      "Lender Group" means the Falcon Lender Group or the Fairway Lender Group.

      "Lender Group Agent" means, with respect to the Lender Group, JPMorgan Chase Bank, N.A., not in its individual capacity but as agent for the Fairway Lender Group, and with respect to the Falcon Lender Group, Harris Nesbitt Corp., as administrator for Fairway Finance Company, LLC, not individually but as agent for the Falcon Lending Group.

      "LIBOR" means, with respect to any Interest Rate Period, the London interbank offered rate for United States dollar deposits determined by the Indenture Trustee pursuant to Section 2.03(d).

      "LIBOR Determination Date" means, for any Note for which the Note Interest Rate is LIBOR, the second Business Day prior to the commencement of each Interest Rate Period.

      "Lien" means any security interest, lien, charge, pledge, preference, equity or encumbrance of any kind including tax and mechanics' liens and any other liens that attach by operation of law.

      "Liquidity Agreement" has the meaning ascribed thereto in the Note Purchase Agreement.

      "Liquidity Commitment" means, for each Financial Institution, the commitment of such Financial Institution to purchase an interest in the Notes.

      "Liquidity Funding Rate" means the greater of (A) the sum of (i) the Adjusted LIBOR Rate and (ii) the Applicable Margin and (B) the Base Rate.

      "Local Bank" means a financial institution acceptable to the Agent holding one or more collection accounts into which the Servicer deposits Collections from Obligors. The parties agree that Union Bank of California shall be an acceptable Local Bank.

      "Local Bank Account" has the meaning set forth in the Sale and Servicing Agreement.

      "Long-term Rating Requirement" has the meaning specified in the definition of Eligible Hedge Counterparty.

      "Majority Holders" means the Initial Purchasers (Falcon and Fairway must both consent), and other Noteholders, collectively, holding in the aggregate more than fifty percent (50%) of the Note Principal Balance.

      "Maturity Date" means the Payment Date occurring in the 97th month following the final Funding Date.

      "Maximum Outstanding Note Amount" means $450,000,000

      "Monthly Available Funds" means, with respect to the immediately preceding Collection Period, (a) Collections, (b) earnings on Eligible Investments on deposit in the Collection Account and the Spread Account, (c) payments remitted to the Issuer or the Servicer by the Hedge Counterparty under any Hedge Agreement, (d) Servicer Advances, (e) amounts transferred to the Collection Account from the Spread Account pursuant to Section 5.03(a) and (f) payments remitted to the Indenture Trustee by the Depositor to prevent the occurrence of certain Termination Events.

      "Moody's" means Moody's Investors Service, Inc. or its successor.

      "1940 Act" means the Investment Company Act of 1940, as amended.

      "Nonconforming Receivable" means a Receivable with respect to which it is determined by the Indenture Trustee (acting at the direction of the Agent) or the Servicer, at any time, that the Contributor, the Depositor or the Issuer breached one or more of the applicable representations or warranties regarding eligibility of such Receivable contained in the Contribution Agreement or the Sale and Servicing Agreement, respectively, at the time of (i) the assignment by the Contributor to the Depositor under the Contribution Agreement or (ii) the assignment by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement or (iii) the Grant by the Issuer to the Indenture Trustee under this Indenture.

      "Note" or "Notes" means each Automobile Receivables-Backed Note, Series 2005-1, issued in accordance with the provisions of this Indenture.

      "Note Interest" means, with respect to any Note,

            (a) with respect to the initial Payment Date following the Initial Funding Date, the product of (x) 1/360 of the Note Interest Rate applicable to such Note in effect from time to time times (y) the actual number of days from and including the Initial Funding Date through the day immediately preceding such Payment Date times (z) the average daily outstanding Note Principal Balance of such Note for the period from and including the Initial Funding Date through the date immediately preceding such Payment Date, and

            (b) with respect to any subsequent Payment Date, the sum of (i) the product of (x) 1/360 of the Note Interest Rate applicable to such Note in effect from time to time times (y) the actual number of days from and including the previous Payment Date through the day immediately preceding such subsequent Payment Date times (z) the average daily outstanding Note Principal Balance of such Note for the period from and including the immediately preceding Payment Date (after giving effect to all payments of principal of the Notes on such immediately preceding Payment Date) through the date immediately preceding such subsequent Payment Date plus (ii) the Overdue Interest on such Note, if any.

      "Note Interest Rate": means, with respect to any Note:

            (a) to the extent the Noteholder thereof funded or maintained its interest in the applicable Notes through the issuance of Commercial Paper, a rate equal to the CP Rate,

            (b) to the extent the Noteholder thereof funded or maintained its interest in the applicable Notes through a funding under a Liquidity Agreement, a rate equal to the Liquidity Funding Rate, as determined in accordance with Section 2.04 of the Note Purchase Agreement, or

            (c) otherwise, a per annum rate equal to the Bank Rate;

            provided, however, that in the event of Default, the Default Rate shall apply.

      "Note Percentage" means 97%.

      "Note Principal Balance" means, with respect to a specific Note or class of Notes, as of any date of determination, the original principal balance of such Note(s), as increased by any Additional Note Principal Balances previously allocated to such Note(s) pursuant to Section 2.13(a), and as reduced by all amounts previously paid on such Note(s) in reduction of the principal balance of such Note(s) which have not been returned to the Issuer or to any other Person for any reason. Unless specified to refer to a specific Note or class of Notes, "Note Principal Balance" as used herein and in the Transaction Documents shall mean the aggregate of the Note Principal Balances of all Notes Outstanding.

      "Note Purchase Agreement" means that certain Note Purchase Agreement dated as of June 20, 2005, among the Issuer, the Contributor, the Initial Purchasers and Financial Institutions (as defined therein) party thereto and JP Morgan Chase Bank, N.A., as agent for the Initial Purchasers and Financial Institutions, as amended, modified or supplemented from time to time in accordance with the terms thereof.

      "Note Register" and "Note Registrar" have the meanings specified in
Section 2.06.

      "Noteholder" means the Person in whose name a Note is registered in the Note Register.

      "Notice of Funding" means a notice in the form of Exhibit C hereto.

      "Obligor" means, with respect to a Receivable, the purchaser or co-purchasers of the associated Financed Vehicle and any other Person who owes payments under such Receivable whether as maker, co-maker, guarantor or otherwise.

      "Officer's Certificate" means a certificate signed by an Authorized
Officer.

      "Opinion of Counsel" means a written opinion of counsel who may, except as otherwise expressly provided in this Indenture, be outside counsel for the Issuer or the Indenture Trustee and who shall be reasonably satisfactory to the Indenture Trustee and the Agent, which shall comply with any applicable requirements of Section 10.02 and which shall be in form and substance satisfactory to the Indenture Trustee and the Agent.

      "Outstanding" means with respect to all Notes as of any date of determination, all such Notes theretofore authenticated and delivered under this Indenture except:

            (a) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

            (b) Notes or portions thereof for whose payment money in the necessary amount in repayment thereof has been theretofore deposited with the Indenture Trustee in trust for the Holders of such Notes and for which there is no further commitment by the Noteholder to make additional advances under the Note Purchase Agreement;

            (c) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture; and

            (d) Notes alleged to have been destroyed, lost or stolen for which replacement Notes have been issued as provided for in Section 2.08 unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a protected purchaser (as such term is used in Article 8 of the UCC);

provided, however, that in determining whether the Noteholders of the requisite percentage of the principal balance of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Contributor, the Depositor, the Issuer or any Affiliate thereof shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Notes which the Indenture Trustee actually knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee, in its sole discretion, the pledgee's right so to act with respect to such Notes and that the pledgee is not the Contributor, the Depositor, the Issuer or any Affiliate thereof.

      "Overdue Interest" means, with respect to any Payment Date and any Note, the difference, if any, between (a) the amount of Note Interest due on the prior Payment Date with respect to such Note and (b) the amount of Note Interest (from whatever source) actually paid to the Noteholder thereof on the prior Payment Date, plus (to the extent permitted by law) interest on any such shortfall on the prior Payment Date at the Note Interest Rate from and including the prior Payment Date through the day immediately preceding the Payment Date of such calculation.

      "Ownership Interest" means, with respect to any Note, any ownership interest in such Note, including any interest in such Note as the Noteholder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

      "Owner Trustee" means Wilmington Trust Company, not in its individual capacity, but solely as Owner Trustee of the Issuer, until a successor Person shall have become the Owner Trustee pursuant to the applicable provisions of the Issuer Trust Agreement, and thereafter "Owner Trustee" means such successor Person.

      "Paying Agent" means the Indenture Trustee and any other party appointed as paying agent pursuant to Section 3.03 hereof.

      "Payment Date" means the 20th day of each month during which any of the Notes remain Outstanding, beginning in July, 2005 (provided, if any such date is not a Business Day, then the Payment Date shall be the next succeeding Business
Day).

      "Perfection UCCs" means, with respect to each Receivable and the property related thereto, (a) the date-stamped original of the filed Contributor Financing Statement covering such Receivable and the related Contributed Assets and (b) the date-stamped original of the filed Depositor Financing Statement covering such Receivable and the related Deposited Assets and (c) the date-stamped original of the filed Issuer Financing Statement covering the Trust Estate and (d) the date-stamped original of the filed Termination Statements releasing the liens held by creditors of the Contributor and any other Person (other than as expressly contemplated by the Transaction Documents) covering such Receivable and the related Contributed Assets, or, in the case of (d) above, a copy of search results performed and certified by a national search company indicating that such Termination Statements have been filed in the UCC filing offices of the States in which the Financing Statements being terminated were originally filed.

      "Permitted Lien" means any tax, mechanics' or other similar Lien arising from the failure of an Obligor to make a payment with respect to the Financed Vehicle related to such Obligor's Receivable.

      "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, limited liability partnership, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

      "Pool" means a pool of Eligible Receivables funded or to be funded on a Funding Date.

      "Predecessor Notes" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.08 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note.

      "Pre-Funding Account" means the segregated trust account with that name established with and in the name of the Indenture Trustee pursuant to Section
5.01 hereof.

      "Prime Rate" means a rate per annum equal to the prime rate of interest announced from time to time by (a) JPMorgan Chase Bank, N.A. or its parent, with respect to any Note held by the Initial Purchasers , JPMorgan Chase Bank, N.A., Bank of Montreal or any assignee of any, or (b) Bank of Montreal or its parent, with respect to any Note held by Bank of Montreal or any assignee thereof, as applicable (which is not necessarily the lowest rate charged to any customer by either JPMorgan Chase Bank, N.A. or Bank of Montreal, as applicable), changing when and as such prime rate changes.

      "Principal Payment Amount" means, with respect to the Notes and any Payment Date until the principal balance of the Notes is reduced to zero, an amount equal to the positive difference, if any, of (a) the Note Principal Balance of the Notes Outstanding as of such day before giving effect to any payments thereon minus (b) the Receivables Advance Amount.

      "Principal Reduction Amount" means, with respect to any Payment Date, the sum, without duplication, of: (a) the principal portion of all Scheduled Obligor Payments collected during the related Collection Period with respect to each Receivable, (b) the principal portion of all prepayments received during the related Collection Period, (c) the Receivable Balance of each Receivable that became a Repurchased Receivable under an obligation that arose during the related Collection Period, (d) to the extent not included in the foregoing, the amount of any Cram Down Losses which occurred during the related Collection Period and (e) the Receivable Balance of all Receivables that became Defaulted Receivables during the related Collection Period.

      "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

      "Program Fee" means the Program Fee as defined and set forth in the Fee Letter.

      "Program Fee Rate" means the Program Fee Rate as defined and set forth in the Fee Letter.

      "Rating Agency" means each of Moody's and Standard & Poor's.

      "Receivable" means the obligation of an Obligor, as evidenced by a retail installment contract and security agreement substantially in the form of Exhibit B to the Contribution Agreement, or such other forms as may be added by amendment or supplement to the Contribution Agreement and approved by the Agent, which obligation is (i) transferred from the Contributor to the Depositor pursuant to the Contribution Agreement, (ii) transferred from the Depositor to the Issuer pursuant to the Sale and Servicing Agreement and (iii) pledged to the Indenture Trustee pursuant to the Indenture.

      "Receivable Balance" or "Receivables Balance" means for any Receivable as of any date of determination, the Amount Financed minus the sum, without duplication, of (i) the Principal Reduction Amount with respect to such Receivable on or prior to such day and (ii) any refunded portion of service warranties and service contracts, or of State tax refunds or of physical damage, credit life or disability or gap insurance premiums included in the Amount Financed to the extent actually deposited to the Collection Account; provided that the Receivable Balance of any Receivable that has become a Repurchased Receivable, or has become subject to repurchase pursuant to Section 3.03 of the Sale and Servicing Agreement, shall be zero.

      "Receivables Advance Amount" means, as of any Funding Date, an amount equal to the sum of (a) the difference between (i) the aggregate Receivables Balance of all Eligible Receivables (excluding Pre-Funded Receivables) after taking into account the pledge of Subsequent Receivables on such Funding Date and (ii) the Current Peak Note Percentage Reserve Amount plus (b) the Pre-Funded Collateral.

      "Record Date" means, with respect to a Payment Date or a Repayment Date, the last day of the calendar month immediately preceding the month of such Payment Date or Repayment Date.

      "Recoveries" means those funds collected on a Defaulted Receivable from the Obligor or otherwise, including Insurance Proceeds and all State tax refunds, but excluding the Repurchase Price actually deposited in the Collection Account.

      "Repayment Date" has the meaning set forth in Section 6.01(a).

      "Repurchase Price" means the Receivable Balance of a Receivable (without giving effect to any previous reduction in the Receivable Balance as a result of such Receivable becoming a Defaulted Receivable) on the date of repurchase plus accrued and unpaid interest, if any, to the last day of the month of repurchase, calculated at the APR provided for in the retail installment contract evidencing such Receivable.

      "Repurchased Receivable" means a Receivable released from the Lien hereof pursuant to Section 6.04 hereof and, if applicable, transferred to the Depositor pursuant to the Sale and Servicing Agreement and to the Contributor pursuant to the Contribution Agreement.

      "Required Financial Institutions" means, at any time, Financial Institutions with Liquidity Commitments in excess of 50% of the aggregate Liquidity Commitments at such time.

      "Requisite Amount" means:

            (a) at any time during an Excess Spread Trigger Period, an amount equal to the lesser of (i) the Note Principal Balance at such time and
      (ii) the greater of (A) $1,000,000 and (B) the Current Peak Aggregate Receivables Balance at such time times the lesser of (x) 2.0% and (y) 1.25% plus the Excess Spread Trigger Period Percentage determined as of the most recent Determination Date; and

            (b) at any other time, an amount equal to the lesser of (i) the Note Principal Balance at such time and (ii) the greater of (A) $1,000,000 and
      (B) the Current Peak Aggregate Receivables Balance at such time times
      1.25%.

      "Responsible Officer" means when used with respect to the Indenture Trustee, any officer of the Indenture Trustee assigned by the Indenture Trustee to administer its corporate trust affairs relating to the Issuer. When used with respect to any other Person that is not an individual, the President, any Vice-President or Assistant Vice-President or the Controller of such Person, or any other officer or employee having similar functions.

      "Sale and Servicing Agreement" means that certain Sale and Servicing Agreement dated as of the date hereof among the Issuer, the Depositor, the Indenture Trustee, the Backup Servicer, the Contributor and the Servicer, relating to the servicing of the Receivables, as the same may be amended, modified or otherwise supplemented from time to time in accordance with the terms thereof.

      "Schedule of Receivables" means, as the context may require, (i) the schedule of Initial Receivables or Subsequent Receivables, as the case may be, assigned to the Depositor by the Contributor, assigned by the Depositor to the Issuer and Granted to the Indenture Trustee by the Issuer on the Closing Date or a Funding Date, as applicable, which schedule is attached hereto as Schedule I with respect to the Initial Receivables and to a Contributor Assignment and a

Depositor Assignment for any Subsequent Receivables, as such schedule may be amended from time to time (in accordance with the terms of the Transaction Documents), or (ii) collectively, the schedules of all Receivables assigned to the Depositor by the Contributor, assigned by the Depositor to the Issuer and Granted to the Indenture Trustee by the Issuer as of the date of determination, as such schedules may be amended from time to time (in accordance with the terms of the Transaction Documents).

      "Scheduled Obligor Payment" means, with respect to a Receivable, the fixed payment required to be made by the applicable Obligor during each Collection Period; provided, however, that "Scheduled Obligor Payment" does not include late fees or prepayment charges allowed by applicable law.

      "Securities Act" means the Securities Act of 1933, as amended.

      "Servicer" means Bay View Acceptance as the servicer of the Receivables or any other Eligible Servicer acting as servicer pursuant to the Sale and Servicing Agreement. Unless the context otherwise requires, "Servicer" also refers to any successor Servicer appointed pursuant to the Sale and Servicing Agreement.

      "Servicer Advances" has the meaning specified in Section 7.01(g) of the Sale and Servicing Agreement.

      "Servicer Event of Default" has the meaning specified in Section 10.01 of the Sale and Servicing Agreement.

      "Servicing Fee Rate" has the meaning specified in the Sale and Servicing Agreement.

      "Short-term Rating Requirement" has the meaning specified in the definition of Eligible Hedge Counterparty.

      "Spread Account" means the segregated trust account by that name established with and in the name of the Indenture Trustee pursuant to Section
5.01 hereof.

      "Spread Account Deficiency" means, with respect to any applicable date, that the balance on deposit in immediately available funds in the Spread Account is less than the Requisite Amount for such date.

      "Standard &Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or its successor.

      "State" means any one or more of the states comprising the United States and the District of Columbia.

      "Subsequent Cutoff Date" means, with respect to any Funding Date, the close of business two (2) Business Days prior to such Funding Date.

      "Subsequent Receivable" means a Receivable acquired by the Issuer on any given Funding Date.

      "Subsequent Transfer" means the transfer of Subsequent Receivables from the Contributor to the Depositor and the simultaneous assignment by the Depositor to the Issuer on a Funding Date.

      "Supermajority Holders" means the Initial Purchasers (Falcon and Fairway must both consent), and other Noteholders, collectively, holding in the aggregate more than sixty-six and two-third percent (66 2/3%) of the Note Principal Balance.

      "Supplemental Servicing Fees" means any and all (i) late fees, (ii) extension fees, (iii) non-sufficient funds charges and (iv) any and all other administrative fees or similar charges allowed by applicable law with respect to any Receivable.

      "Tangible Net Worth" means, with respect to Bay View Acceptance and its subsidiaries on a consolidated basis, the sum of total shareholders' equity (as calculated in accordance with generally accepted accounting principles) plus loan loss reserves.

      "Termination Date" means the date on which the Indenture Trustee shall have received payment and performance of all Issuer Secured Obligations.

      "Termination Event" means the occurrence of any one or more of the following events:

            (a) (i) any Event of Default hereunder or (ii) any "Event of Default" under and as defined in any sale and servicing agreement, pooling and servicing agreement, indenture or any similar agreement (including, without limitation, each of the Transaction Documents) with respect to any revolving or term asset-backed transaction to which Bay View Acceptance or any Affiliate of Bay View Acceptance is a party, unless such "Event of Default" has been permanently cured or permanently waived with respect to the particular circumstances leading to such "Event of Default", in each case, on terms that do not materially change the terms of the agreement under which such "Event of Default" arose;

            (b) with respect to any Determination Date, the Excess Spread with respect to such Determination Date is less than 1.5% per annum;

            (c) the Average Delinquency Ratio equals or exceeds 1.35% on a Determination Date;

            (d) the Average Default Ratio equals or exceeds 1.60% on a Determination Date;

            (e) a Spread Account Deficiency exists; provided, that (i) if such Spread Account Deficiency exists solely as a result of the existence of an Incremental Trigger Amount, a Termination Event under this subparagraph
      (e) shall not occur with respect thereto unless there is a Spread Account Deficiency (other than one resulting from the existence of a new Incremental Trigger Amount) on the second Payment Date following the Determination Date on which such Incremental Trigger Amount arose, and
      (ii) if a transfer from the Spread Account to the Collection Account has been made on a Transfer Date pursuant to Section 5.03(a), a Termination Event under this subparagraph (e) cannot occur unless and until a Spread Account Deficiency exists on or after the second Payment Date following such Transfer Date;

            (f) Tangible Net Worth is at any time less than $35,000,000;

            (g) the failure of Bay View Acceptance to have paid-in capital of $50 million or greater;

            (h) the failure of Bay View Acceptance to maintain monthly "Minimum Liquidity" (available cash and borrowing capacity for working capital purposes) of $5 million or greater;

            (i) any of the Issuer, the Servicer, the Contributor, the Custodian or the Depositor shall have (i) filed a petition or commenced any case or proceeding under any provision or chapter of the United States Bankruptcy Code or any other similar federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (ii) made a general assignment for the benefit of its creditors, or (iii) had an order for relief entered against it under the United States Bankruptcy Code or any other similar federal or State law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization which is final and nonappealable; or (c) a court of competent jurisdiction, or other competent regulatory authority shall have entered an order, judgment or decree (i) appointing a custodian, trustee, agent or receiver for the Issuer, the Servicer, the Contributor, the Custodian or the Depositor or for all or any material portion of any of their property or (ii) authorizing the taking of possession by a custodian, trustee, agent or receiver of the Issuer, the Servicer, the Contributor, the Custodian or the Depositor (or the taking of possession of all or any material portion of the property of the Issuer, the Servicer, the Contributor, the Custodian or the Depositor);

            (j) any of the Issuer, the Servicer, the Contributor, the Custodian or the Depositor becomes an "investment company" within the meaning of the Investment Company Act or 1940, as amended;

            (k) any of the Issuer, the Servicer, the Contributor or any Affiliate of the Contributor, the Custodian or the Depositor, with respect to any outstanding credit agreement (other than with respect to the facility contemplated by the Transaction Documents) representing a commitment or outstanding indebtedness in excess of $1,000,000 defaults in any payment of principal or interest or defaults in any other respect, the effect of which is to cause or permit the holders of indebtedness pursuant to any such agreement to cause the acceleration of such indebtedness (in each case, after giving effect to all applicable cure periods in any such credit agreement);

            (l) the filing of any actions or proceedings against Bay View Acceptance (or any subsidiary of Bay View Acceptance) that (a) are not dismissed within 90 days; and (b) either (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to have a material adverse effect on the business, operations or financial condition of the Depositor, the Servicer, the Custodian or the Issuer, or (ii) involves any of the Transaction Documents and the transaction contemplated thereby, or
      (iii) involves any material portion of the Receivables;

            (m) any final rulings or judgments against Bay View Acceptance (or any subsidiary of Bay View Acceptance) for damages in excess of $5,000,000 in the aggregate (which is not fully covered by insurance) that is not discharged or stayed within 30 days or any final rulings or judgments against or settlements by the Issuer for any damages whatsoever;

            (n) the occurrence of a Servicer Event of Default;

            (o) the Indenture Trustee shall, for any reason, fail to have a valid and perfected first priority security interest in (i) the Receivables (the aggregate outstanding balance of which is in excess of $100,000) and (ii) except to the extent of Permitted Liens, other items included in the Trust Estate and the proceeds thereof;

            (p) the Issuer or the Depositor shall merge or consolidate in whole or in part, or sell all or substantially all of its assets, except (i) as permitted in the Transaction Documents, or (ii) with the prior written consent of the Majority Holders;

            (q) if the Collateral Test Amount is less than zero (0) on any Funding Date or Determination Date, the failure of the Depositor to deposit cash into the Collection Account or to transfer additional Receivables to the Issuer (which are then Granted to the Indenture Trustee) within ten (10) Business Days such that the Collateral Test Amount is not less than zero (0);

            (r) any Hedge Counterparty ceases to be an Eligible Hedge Counterparty and has not been replaced with an Eligible Hedge Counterparty within ten (10) Business Days;

            (s) the absence of a Hedge Transaction, when applicable;

            (t) the Commitment Expiry Date has not been extended;

            (u) any failure by Bay View Acceptance Corporation to pay any material indebtedness in excess of Five Million Dollars ($5,000,000) when due or the occurrence of any other event of default under any agreement related to such indebtedness;

            (v) the Issuer fails to comply with the provisions of Section 3.15 hereof at any time; or

            (w) a Change of Control.

      "Termination Statement" has the meaning set forth in Section 2.11(h) hereof.

      "Three Month Average Excess Spread" means, with respect to any Determination Date, the average of the Excess Spreads on such Determination Date and the two preceding Determination Dates.

      "Transaction Documents" means, collectively, the Certificate of Trust, this Indenture, the Sale and Servicing Agreement, the Contribution Agreement, the Note Purchase Agreement, each Note, each Contributor Assignment, each Depositor Assignment, each Funding Certificate, the Custodian Agreement, the Issuer Trust Agreement and the Fee Letter.

      "Transfer Date" means the Business Day immediately preceding each Payment Date.

      "Transferee Letter" has the meaning set forth in Section 2.07(a) hereof.

      "Trust Estate" means the property and rights Granted to the Indenture Trustee pursuant to the Granting Clause of this Indenture for the benefit of Noteholders.

      "UCC" means the Uniform Commercial Code as adopted in the State of New York, and in any other State having jurisdiction over the assignment, transfer, pledge of the Receivables and the Contributed Assets from the Contributor to the Depositor or of the Receivables and the Deposited Assets from the Depositor to the Issuer or of the Trust Estate from the Issuer to the Indenture Trustee.

      "Unused Fee" means the Unused Fee as defined and set forth in the Fee Letter.

      "Vice President" means, with respect to the Contributor, the Depositor, the Servicer or the Indenture Trustee, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

   Section 1.02. Calculations. Calculations required to be made pursuant to this Indenture shall be made on the basis of information or accountings as to payments on each Note furnished by the Servicer. Except to the extent they are incorrect on their face, such information or accountings may be conclusively relied upon in making such calculations, but to the extent that it is later determined that any such information or accountings are incorrect, appropriate corrections or adjustments will be made.

                                   ARTICLE II

                             THE NOTES; RECONVEYANCE

   Section 2.01. General.

      (a) All payments of principal and interest with respect to the Notes shall be made only from the Trust Estate on the terms and conditions specified herein. Each Noteholder, by its acceptance of the Notes, agrees that, subject to the repurchase obligations of the Contributor, the Depositor and the Issuer and the indemnification obligations provided for herein, in the Sale and Servicing Agreement and in the Contribution Agreement, it will have recourse solely against such Trust Estate and such repurchase and indemnification obligations.

      (b) Except as otherwise provided herein, all Notes shall be substantially identical in all respects. Except as specifically provided herein, all Notes issued, authenticated and delivered under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture.

      (c) The aggregate stated principal balance of the Notes that may be executed on behalf of the Issuer by an Authorized Officer of the Owner Trustee and authenticated and delivered by the Indenture Trustee and Outstanding at any given time under this Indenture is limited to $450,000,000.

      Noteholders shall be entitled to payments of interest as provided herein. The Notes shall have a final maturity on the Maturity Date. All Notes shall be secured on a parity with one another, with no Outstanding Note having any priority over any other Outstanding Note.

      (d) The Notes that are authenticated and delivered to the Noteholders by the Indenture Trustee to or upon an Issuer Order on the Closing Date or the Initial Funding Date, as applicable, shall be dated as of the Closing Date or Initial Funding Date, respectively. Any Note issued later in exchange for, or in replacement of, any Note issued on the Closing Date or the Initial Funding Date shall be dated the date of its authentication.

      (e) Each Note is issuable in the minimum denomination of $1,000,000 unless otherwise agreed to by the Issuer and the Agent.

   Section 2.02. Forms of Notes. The Notes shall be designated as the "Bay View 2005 Warehouse Trust Automobile Receivables-Backed Notes, Series 2005-1." The Notes shall be in substantially the form set forth in Exhibit D with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the Issuer, as evidenced by its execution thereof.

      The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

      Each Note shall be dated the date of its authentication. The terms of the Notes are set forth in Exhibit D, and are part of the terms of this Indenture.

   Section 2.03. Payment of Principal and Interest. (a) Principal payments on the Notes will be made on each Payment Date in an amount at least equal to the Principal Payment Amount. Any outstanding Note Principal Balance shall be payable on the Maturity Date. The amount of principal payments on the Notes shall be made pursuant to the provisions of Section 5.03(b) hereof.

      (b) Noteholders shall be entitled to receive payments of interest on their respective Note Principal Balances as provided herein at the applicable Note Interest Rate from the date of issuance of each Note to such Holder until the Note Principal Balance of such Holder's Note is reduced to zero or until payment is provided therefor as set forth in Article VI hereof. After the initial Payment Date following the Initial Funding Date, payments of interest accrued on each Note will be calculated on the average daily outstanding Note Principal Balance of such Note for the period from and including the Payment Date immediately preceding the applicable Payment Date after giving effect to any payments of principal on such immediately preceding Payment Date, to but excluding the applicable Payment Date. With respect to the initial Payment Date following the Initial Funding Date, interest on each Note will be calculated on the average daily outstanding Note Principal Balance of such Note from the Initial Funding Date through the day preceding such initial Payment Date. All other computations of interest accrued on any Note shall be made on the basis of a 360-day year and the actual days elapsed as set forth in the Note Purchase Agreement.

      (c) If the entire amount of the Note Interest that is due on any Payment Date with respect to any Note shall not have been punctually made or duly provided for when and as due (after giving effect to any applicable cure or grace period), then interest on the applicable Overdue Interest shall accrue, from the date such amount was due until paid, at the applicable Note Interest Rate with respect to such Note.

      (d) On each succeeding LIBOR Determination Date, the Indenture Trustee will determine LIBOR on the basis of the offered rates for deposits in United States dollars having a maturity of a time period equal to the applicable Interest Rate Period, commencing on such LIBOR Determination Date as reported by any generally-recognized financial information service. With the consent of all of the Noteholders, the Indenture Trustee may use another method to determine LIBOR. If LIBOR cannot be reasonably determined, the Indenture Trustee may select an alternative but substantially equivalent index rate with the consent of all of the Noteholders. On each LIBOR Determination Date prior to 3:00 p.m., New York City time, the Indenture Trustee shall send to the Servicer by facsimile transmission notification of LIBOR.

   Section 2.04. Payments to Noteholders. (a) Noteholders shall, subject to the priorities and conditions set forth in Section 5.03(b), be entitled to receive payments of interest and principal on each Payment Date (including any Overdue Interest). Any payment of interest or principal payable with respect to the Notes on the applicable Payment Date shall be made to the Person in whose name such Note is registered at the close of business on the Record Date for such Payment Date in the manner provided in Section 5.04 hereof.

      (b) All reductions in the principal balance of a Note (or one or more Predecessor Notes) effected by payments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note.

   Section 2.05. Execution, Authentication, Delivery and Dating. (a) The
Notes shall be executed on behalf of the Issuer by an Authorized Officer of the Owner Trustee. The signature of such Authorized Officer on the Notes may be manual or facsimile. Notes bearing the manual or facsimile signature of any individual who was, at the time of execution thereof, an Authorized Officer of the Issuer, shall bind the Issuer, notwithstanding the fact that such individual ceased to hold such office prior to the authentication and delivery of such Notes or did not hold such office at the date of issuance of such Notes.

      (b) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed on behalf of the Issuer by an Authorized

Officer of the Owner Trustee to the Indenture Trustee for authentication, and the Indenture Trustee, upon receipt of the Notes and of an Issuer Order, shall authenticate and deliver such Notes; provided, however, that the Indenture Trustee shall not authenticate the Notes on the Closing Date or the Initial Funding Date, as applicable, unless and until it shall have received the documents listed in Section 2.11 hereof.

      (c) Each Note authenticated and delivered by the Indenture Trustee to or upon Issuer Order on or prior to the Closing Date shall be dated the Closing Date. All other Notes that are authenticated after the Closing Date for any other purposes under the Indenture shall be dated the date of their authentication.

      (d) Notes issued upon transfer, exchange or replacement of other Notes shall be issued in authorized denominations reflecting the Note Principal Balance so transferred, exchanged or replaced, but shall represent only the principal balance of the Notes so transferred, exchanged or replaced. In the event that any Note is divided into more than one Note in accordance with this
Article II, such Note Principal Balance shall be divided among the Notes delivered in exchange therefor.

      (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication, substantially in the form provided for herein, executed by the Indenture Trustee by the manual signature of a Responsible Officer of the Indenture Trustee, and such executed certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered.

   Section 2.06. Registration, Registration of Transfer and Exchange. (a) The Indenture Trustee (the "Note Registrar") shall cause to be kept at its Corporate Trust Office a register (the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, the Indenture Trustee shall provide for the registration of Notes and the registration of transfers of Notes.

      If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give each of the Indenture Trustee, the Owner Trustee and the Agent prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register. The Indenture Trustee, the Owner Trustee, the Agent, each Noteholder and each Financial Institution shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof. The Indenture Trustee, the Owner Trustee, the Agent, each Noteholder and each Financial Institution shall have the right to rely upon a certificate executed on behalf of the Note Registrar by a Responsible Officer thereof as to the names and addresses of the Noteholders and the principal amounts and the amounts and number of such Notes.

      (b) Only upon surrender for registration of transfer of any Note at the Corporate Trust Office and subject to the conditions set forth in Section 2.05 hereof, an Authorized Officer of the Owner Trustee, on behalf of the Issuer, shall execute, and the Indenture Trustee or its agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new

Notes of any authorized denominations, and of a like aggregate principal amount and Maturity Date.

      (c) At the option of the Holder, a Note may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount and Maturity Date, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, an Authorized Officer of the Owner Trustee, on behalf of the Issuer, shall execute, and the Indenture Trustee or its agent shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

      (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits under this Agreement, as the Notes surrendered upon such registration of such transfer or exchange.

      Every Note presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Note Registrar) be duly endorsed or be accompanied by a written instrument of transfer in form reasonably satisfactory to the Issuer and the Indenture Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

      No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

   Section 2.07. Transfer and Exchange. (a) The Notes have not been registered or qualified under the Securities Act or the securities laws of any State. No transfer of any Note shall be made unless that transfer is made in a transaction which does not require registration or qualification under the Securities Act or under applicable State securities or "Blue Sky" laws. In the event that a transfer is to be made without registration or qualification, such Noteholder's prospective transferee shall either (i) deliver to the Indenture Trustee a Transferee Letter in the form attached hereto as Exhibit E (the "Transferee Letter"), or (ii) deliver to the Indenture Trustee an Opinion of Counsel that the transfer is exempt from such registration or qualification (which opinion shall not be at the expense of the Issuer, the Indenture Trustee or the Servicer, and which may be an opinion of in-house counsel to the transferor or the transferee of the Note). Neither the Issuer nor the Indenture Trustee is obligated to register or qualify the Notes under the Securities Act or any other securities law. Any such Holder desiring to effect such transfer shall, and does hereby agree to, indemnify the Indenture Trustee, the Owner Trustee (as such and in its individual capacity), the Agent and the Issuer against any liability, cost or expense (including attorneys' fees) that may result if the transfer is not so exempt or is not made in accordance with such federal and State laws.

      (b) No acquisition or transfer of a Note or any interest therein may be made unless the Indenture Trustee is provided with evidence that establishes to the satisfaction of the Indenture Trustee that one of the following is true: either (a) that it will not acquire the Notes with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") which is subject to Title I of

ERISA or any "plan" as defined in Section 4975 of the Code (each such entity, a "Benefit Plan") or (b) no non-exempt "prohibited transaction" under Section 406 of ERISA or Section 4975 of the Code will occur in connection with its acquisition or holding of the Notes.

      (c) The Indenture Trustee shall have no liability to the Issuer or any Noteholder arising from a transfer of any such Note in accordance with Section 2.07(a).

   Section 2.08. Mutilated, Destroyed, Lost or Stolen Notes. (a) If (i) any mutilated Note is surrendered to the Indenture Trustee or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by the Indenture Trustee to hold each of the Issuer and the Indenture Trustee harmless, then, in the absence of actual notice to the Issuer or the Indenture Trustee that such Note has been acquired by a protected purchaser, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver upon Issuer Order, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note or Notes of the same tenor and principal balance bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become subject to receipt of payment in full, instead of issuing a new Note, the Indenture Trustee may make a payment with respect to such Note without surrender thereof, except that any mutilated Note shall be surrendered. If, after the delivery of such new Note or payment with respect to a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such new Note was issued presents for receipt of payments such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such new Note (or such payment) from the Person to whom it was delivered or any Person taking such new Note from such Person, except a protected purchaser, and each of the Issuer and the Indenture Trustee shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage or cost incurred by the Issuer or the Indenture Trustee in connection therewith.

      (b) Upon the issuance of any new Note under this Section, the Issuer or the Indenture Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

      (c) Every new Note issued pursuant to this Section 2.08 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

      (d) The provisions of this Section 2.08 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment with respect to mutilated, destroyed, lost or stolen Notes.

   Section 2.09. Persons Deemed Noteholders. Before due presentment for registration of transfer of any Note, the Issuer or the Indenture Trustee, and any agent of the Issuer or the Indenture Trustee, may treat the Person in whose name any Note is registered as the owner of such Note (a) on the applicable Record Date for the purpose of receiving payments with respect to principal and interest on such Note and (b) on any date for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Indenture Trustee nor any agent of the Issuer or the Indenture Trustee shall be affected by any notice to the contrary.

   Section 2.10. Cancellation of Notes. All certificated Notes surrendered for payment, registration of transfer, exchange or prepayment shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Note previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.10 except as expressly permitted by this Indenture. All canceled Notes shall be held and disposed of by the Indenture Trustee in accordance with its standard retention and disposal policy.

   Section 2.11. Conditions to Closing. The Notes shall be executed, authenticated and delivered on the Closing Date in accordance with Section 2.05 and, upon receipt by the Indenture Trustee and the Agent, on behalf of the Noteholders, of the following:

                  (a) an Issuer Order authorizing the authentication and
            delivery of such Notes by the Indenture Trustee;

                  (b) fully executed originals of the Transaction Documents;

                  (c) Opinions of Counsel addressed to the Indenture Trustee and the Agent, on behalf of the Noteholders in form and substance satisfactory to the Indenture Trustee and the Agent, on behalf of the Noteholders, addressing corporate, security interest, bankruptcy and other matters;

                  (d) an Officer's Certificate of an Authorized Officer of the
            Issuer, stating that:

                        (i) all representations and warranties of the Issuer
                  contained in the Transaction Documents are true and correct and no defaults exist under the Transaction Documents;

                        (ii) the issuance of the Notes will not result in any
                  breach of any of the terms, conditions or provisions of, or constitute a default under, this Indenture or any other Transaction Document, the organizational documents or any other constituting documents of the Issuer or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been fully satisfied; and

                        (iii) all conditions precedent in this Indenture and in
                  the other Transaction Documents have been satisfied;

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

                  (e) an Officer's Certificate dated as of the Closing Date, of an Authorized Officer of each of the Depositor and Bay View Acceptance that:

                        (i) such Person is not in default under any of the
                  Transaction Documents to which it is a party, and the transfer of the Receivables to the Depositor and the Issuer and the simultaneous Grant of the Receivables to the Indenture Trustee will not result in any breach of any of the terms, conditions or provisions of, or constitute a material default under, the organizational documents or any other constituent documents of such Person or any indenture, mortgage, deed of trust or other agreement or instrument to which such Person is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which such Person is a party or by which it may be bound or to which it may be subject;

                        (ii) all representations and warranties of such Person
                  contained in each of the Transaction Documents to which it is a party are true and correct; and

                        (iii) all conditions precedent in this Indenture and in
                  the other Transaction Documents have been satisfied;

                  (f) a Secretary's Certificate dated as of the Closing Date of each of the Depositor and Bay View Acceptance regarding certain organizational matters and the incumbency of the signatures of the Depositor and Bay View Acceptance;

                  (g) the Contributor Assignment to the Depositor by the
            Contributor of its rights under the Initial Receivables and the related Contributed Assets, duly executed by the Contributor and the Depositor and the Depositor Assignment to the Issuer by the Depositor of its rights under the Initial Receivables and the related Deposited Assets, duly executed by the Depositor and the Issuer;

                  (h) evidence of execution and filing of the Financing
            Statements with respect to the Trust Estate and all applicable UCC termination statements or partial releases (collectively, the "Termination Statements") terminating the liens of creditors of the Contributor or any other Person with respect to the Trust Estate (except as expressly contemplated by the Transaction Documents) and presentment of the Financing Statements and Termination Statements (which shall constitute all of the Perfection UCCs with respect to the Closing Date) to the proper Person for recording to perfect the Indenture Trustee's first priority security interest in such Trust Estate Granted on the Closing Date registered in the name of the Indenture Trustee or its nominee and agent (a copy of the file stamped Financing Statements and Termination Statements shall be delivered by the Servicer to the Indenture Trustee);

                  (i) evidence that the Indenture Trustee has established the
            Collection Account, the Spread Account and the Pre-Funding Account;

                  (j) delivery by the Custodian to the Issuer and the Indenture
            Trustee of an executed Certification and delivery by the Indenture Trustee to the Servicer, the Issuer, the Agent and the Custodian of an executed Acknowledgement;

                  (k) the Servicer shall have deposited in the Collection
            Account all Collections received by the Servicer in respect of the Initial Receivables since the Initial Cutoff Date;

                  (l) the Spread Account shall have been funded to an amount equal to the Requisite Amount;

                  (m) a consolidated balance sheet of Bay View Acceptance and its subsidiaries as at the end of its fiscal year ending December 31, 2004, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing reasonably acceptable to the Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any "going concern" or like qualification or exception or any qualification or exception as to the scope of such audit;

                  (n) a form of Monthly Servicer Report; and

                  (o) any other certificate, document or instrument reasonably requested by the Agent, the Noteholders or the Indenture Trustee.

   Section 2.12. Funding Events. (a) On the Closing Date and in connection with any Subsequent Transfer upon a Funding Date, the following conditions must be satisfied:

                  (i) The Contributor shall have forwarded or caused to be
            forwarded to the Custodian for receipt at least two (2) Business Days preceding such Funding Date (each, a "Delivery Date"), the Custodian Files related to the Subsequent Receivables to be acquired and Granted on such Funding Date, the Custodian shall have delivered to the Issuer, the Indenture Trustee and the Agent an executed Certification for such Custodian Files and the Indenture Trustee shall have delivered to the Servicer, the Issuer, the Agent and the Custodian an executed Acknowledgement.

                  (ii) On or prior to such Funding Date, the Issuer shall have delivered, or caused to be delivered, to the Indenture Trustee, the Agent and the Custodian, the following:

                        (A) a duly executed Contributor Assignment and a duly
                  executed Depositor Assignment with respect to the related Subsequent Receivables;

                        (B) an executed Notice of Funding relating to such
                  Subsequent Transfer together with an electronic transmission of the information on the related Subsequent Receivables in a format acceptable to each of the Indenture Trustee, and the Agent and any other information reasonably requested by the Indenture Trustee or the Agent with respect to the Subsequent Receivables shall have been delivered at least two (2) Business Days prior to the Funding Date;

                        (C) an executed Funding Certificate relating to such
                  Subsequent Transfer together with a Schedule of Receivables;
                  and

                  (D) Opinions of Counsel in form and substance satisfactory to the Indenture Trustee and the Agent, with respect to certain corporate, security interest and bankruptcy matters with respect to the Subsequent Receivables; provided, however, that if the opinions delivered on the Closing Date cover such matters with respect to the Subsequent Receivables, then no such Opinions of Counsel need be delivered on such Funding Date.

            (iii) After the acquisition by the Issuer of the related Subsequent Receivables (with each Receivable Balance or APR for any Receivable measured as of its related Cutoff Date) the Collateral Test Amount is not less than zero (0), and each of the representations and warranties set forth in Section 3.02(a)(xxv) of the Sale and Servicing Agreement shall be true and correct on the Cutoff Date related to such Funding Date.

            (iv) No Default, Event of Default, Servicer Event of Default or Termination Event shall have occurred.

            (v) The Servicer shall have deposited in the Collection Account all Collections received by the Servicer in respect of the related Subsequent Receivables since the related Cutoff Date.

            (vi) Each of the Issuer, the Contributor and the Depositor shall have certified that as of such Funding Date, (A) no such Person shall be insolvent or become insolvent as a result of the transfer of Subsequent Receivables on such Funding Date, (B) no such Person shall intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (C) such Subsequent Transfer shall not have been made with actual intent to hinder, delay or defraud any Person, (D) the assets of each such Person shall not constitute unreasonably small capital to carry out its respective business as conducted and (E) no such Person received less than a reasonably equivalent value in exchange for the conveyance of the Subsequent Receivables by the Contributor to the Depositor and the conveyance by the Depositor to the Issuer and the Grant of such Subsequent Receivables to the Indenture Trustee on the related Funding Date.

            (vii) The Funding Period shall not have terminated.

            (viii) Each of the Contributor and the Depositor shall, at its own expense, on or prior to the Funding Date indicate in its computer files that the related Subsequent Receivables have been sold to the Issuer pursuant to the Sale and Servicing Agreement and the related Contributor Assignment and Depositor Assignment and Granted to the Indenture Trustee pursuant to this Indenture.

            (ix) No selection procedures adverse to the interests of the Noteholders shall have been utilized in selecting the Subsequent Receivables.

            (x) The related Subsequent Transfer shall not result in a material adverse tax consequence to the Issuer or the Noteholders.

            (xi) Each of the Contributor and the Depositor shall have taken any action required to maintain the first priority perfected ownership interest of the Issuer and the Indenture Trustee in the Trust Estate.

            (xii) On or before such Funding Date (other than any Funding Date occurring prior to the delivery of the Hedge Agreement(s) as required by
      Section 3.15 hereof), the Issuer shall have executed one or more Hedge Agreements with an aggregate notional amount equal to the Note Principal Balance after taking into consideration the Additional Note Principal Balance to be advanced by the Noteholders on such Funding Date.

            (xiii) On or before such Funding Date, each of the Contributor, the Depositor and the Issuer shall have provided any other information reasonably requested by the Agent, the Noteholders or the Indenture Trustee with respect to any Subsequent Receivables.

   Section 2.13. Fundings. (a) Subject to satisfaction of the conditions precedent set forth in Sections 2.11 or 2.12 hereof, as applicable, and Eligible Receivables being available to be acquired pursuant to the Contribution Agreement, during the Funding Period the Issuer may, at its sole option, from time to time request that the Noteholders advance on any Funding Date additional amounts (such amounts, the "Additional Note Principal Balance"), and the Noteholders which are making such advances shall remit the Additional Note Principal Balance in accordance with the terms of the Note Purchase Agreement.

      Each Noteholder shall record, on the schedule attached to such Noteholder's Note, the date and amount of any Additional Note Principal Balance advanced by it, and each repayment thereof; provided that failure to make such recordation on such schedule or any error in such schedule shall not adversely affect any Noteholder's rights with respect to its Note Principal Balance and its right to receive interest payments in respect of the Note Principal Balance held by such Noteholder.

      The Indenture Trustee shall keep a written record of the Note Principal Balance, which amount is to be provided by the Servicer in its Monthly Servicer Report of each Note. Absent manifest error, the Note Principal Balance of each Note as set forth in the Noteholder's records shall be binding upon all applicable parties, notwithstanding any other records; provided that failure by any the Indenture Trustee to make such recordation on such Noteholder's records shall not adversely affect any Noteholder's rights with respect to its Note Principal Balance and its right to receive interest payments in respect of the Note Principal Balance held by such Noteholder.

      (b) The aggregate of the Receivable Balances for a Pool of Receivables (and the Aggregate Receivable Balance, including such Pool of Receivables) shall be determined by the Servicer on behalf of the Issuer and shall be reflected in the Funding Certificate with respect to Receivables identified on the related Schedule of Receivables attached to the Funding Certificate for such Funding. Each Pool shall become subject to this Indenture.

      (c) The Issuer shall acquire funds in an amount not to exceed the Receivables Advance Amount on the Initial Funding Date or any subsequent Funding Date throughout the

Funding Period from the Noteholders, upon the request of the Issuer, and the making of advances by the Noteholders of Additional Note Principal Balances in accordance with the Note Purchase Agreement in an amount equal to or greater than $1,000,000 (or such lesser amount agreed to between the Issuer and the Agent from time to time); provided, however, that the conditions in Section 2.12 are satisfied and that after such Funding the Note Principal Balance shall not be greater than the Maximum Outstanding Note Amount.

   Section 2.14. Fundings by Noteholders. Subject to the terms hereof and further subject to the Note Purchase Agreement, each Noteholder which is making an advance will use its best efforts to initiate a wire transfer to the Indenture Trustee of the Additional Note Principal Balance, that is specified in the Funding Certificate (which shall be an amount equal to such Noteholder's share of the Additional Note Principal Balance, determined by the terms of the Note Purchase Agreement) at JPMorgan Chase Bank, N.A., ABA 113000609, for further credit to Account # 00103409232, REF: Bay View 2005-A #10223546, by 1:00 p.m. (New York City time) on the applicable Funding Date in immediately available funds. The Indenture Trustee shall, subject to the satisfaction of the conditions precedent set forth in Section 2.11 or Section 2.12, as applicable, simultaneously transfer such Additional Note Principal Balance, to or at the direction of the Issuer in accordance with the written instructions of the Issuer. Such amounts received by the Indenture Trustee from the Noteholders shall be held by the Indenture Trustee as part of the Trust Estate until disbursed to or at the written direction of the Issuer. Such amounts shall not be commingled with any other monies held by the Indenture Trustee.

   Section 2.15. Access to List of Noteholders' Names and Addresses. The Indenture Trustee shall furnish or cause to be furnished to the Servicer, the Agent, any Noteholder or any Financial Institution within 15 days after receipt by the Indenture Trustee of a request therefor from the Servicer in writing, a list, in such form as the Servicer may reasonably require, of the names and addresses of the Noteholders as of the most recent Record Date.

                                   ARTICLE III

               COVENANTS; COLLATERAL; REPRESENTATIONS; WARRANTIES

   Section 3.01. Performance of Obligations. (a) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument, except as expressly provided in this Indenture.

      (b) To the extent consistent with its organizational documents, the Issuer may contract with other Persons to assist it in performing its duties hereunder, and any performance of such duties shall be deemed to be action taken by the Issuer. To the extent that the Issuer contracts with other Persons which include or may include the furnishing of reports, notices or correspondence to the Indenture Trustee, the Issuer shall identify such Persons in a written notice to the Indenture Trustee, each Noteholder and the Agent.

      (c) The Issuer, the Contributor and the Depositor will characterize (i) the transfer of the Receivables by the Contributor to the Depositor pursuant to the Contribution Agreement as a contribution for financial accounting purposes and for federal income tax purposes, (ii) the transfer of the Receivables by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement as an absolute transfer for legal purposes, (iii) the Grant of the Receivables by the Issuer under this Indenture as a pledge for federal income tax purposes and for financial accounting purposes, (iv) the Issuer as the owner of the Receivables for financial accounting purposes and for federal income tax purposes, (v) the Notes as indebtedness of the Depositor for federal income tax purposes and (vi) the Notes as indebtedness of the Contributor and its consolidated subsidiaries for financial accounting purposes. In this regard, the financial statements of the Contributor and its consolidated subsidiaries will show the Receivables as owned by the consolidated group and the Notes as indebtedness of the consolidated group (and will contain appropriate footnotes describing the transfers to the Depositor and the Issuer and the pledge to the Indenture Trustee), and the federal tax returns of the Contributor and its consolidated subsidiaries will indicate that the Notes are indebtedness of such consolidated group. The Issuer will cause the Servicer to file all required tax returns and associated forms, reports, schedules and supplements thereto in a manner consistent with such characterizations.

      (d) The Issuer covenants to pay all taxes or other similar charges levied by any governmental authority with regard to the Trust Estate (which shall include paying any Affiliate of the Issuer who pays such taxes for any affiliated group of which the Issuer is a member), except to the extent that the validity or amount of such taxes is contested in good faith, via appropriate proceedings and with adequate reserves established and maintained therefor in accordance with generally accepted accounting principles.

      (e) The Issuer hereby assumes liability for all liabilities associated with the Trust Estate or created under this Indenture, including but not limited to any obligation arising from the breach or inaccuracy of any representation, warranty or covenant of the Issuer set forth herein. Notwithstanding the foregoing, the Issuer has and shall have no liability with respect to the payment of principal and interest on the Notes, except as otherwise provided in this Indenture.

   Section 3.02. Negative Covenants. The Issuer will not: (a) sell, transfer, exchange or otherwise dispose of any portion of its interest in the Trust Estate except as expressly permitted by this Indenture;

      (b) claim any credit on, or make any deduction from, the principal of or interest on any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

      (c) merge or consolidate in whole or in part, except (i) as permitted in paragraph (ii) of Section 3.10(b) or (ii) with the prior written consent of the Majority Holders;

      (d) permit the validity or effectiveness of this Indenture or any Grant hereunder to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby;

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

      (e) permit any Lien (other than the Lien of this Indenture or any Permitted Lien) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof;

      (f) permit the Lien of this Indenture not to constitute a valid first priority, perfected security interest in the Trust Estate;

      (g) incur, assume or guarantee any indebtedness of any Person secured by any Receivables pledged under this Indenture, except (i) for such obligations as may be incurred by the Issuer in connection with the issuance of the Notes pursuant to this Indenture and (ii) as otherwise expressly permitted herein;

      (h) amend or otherwise modify any Transaction Document unless such amendment is consented to in writing by the Majority Holders and the Indenture Trustee; or

      (i) act in violation of its Certificate of Trust or the Issuer Trust Agreement.

   Section 3.03. Money for Note Payments. (a) All payments with respect to any Notes which are to be made from amounts withdrawn from the Collection Account pursuant to Section 5.03 hereof shall be punctually made on behalf of the Issuer by the Indenture Trustee or by a Paying Agent, and no amounts so withdrawn from an Account for payments with respect to Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 3.03 and Article V hereof.

      (b) When there shall be a Paying Agent that is not also the Note Registrar, the Issuer shall furnish, or cause the Note Registrar to furnish, no later than the fifth calendar day after each Record Date, a list, in such form as such Paying Agent may reasonably require, of the names and addresses of the Noteholders and of the number of individual Notes and the Note Principal Balance of such Notes held by each such Noteholder.

      (c) Whenever there shall be a Paying Agent other than the Indenture Trustee, the Issuer will, on or before the Business Day immediately preceding each Payment Date, direct the Indenture Trustee to deposit with such Paying Agent an aggregate sum sufficient to distribute the amounts then becoming due (to the extent funds are then available for such purpose in the Collection Account), such sums to be held in trust for the benefit of the Persons entitled thereto pursuant to this Indenture. Any moneys deposited with a Paying Agent in excess of an amount sufficient to distribute the amounts then becoming due on the Notes with respect to which such deposit was made shall, upon Issuer Order, be paid over by such Paying Agent to the Indenture Trustee for application in accordance with Article V hereof.

      (d) The initial Paying Agent shall be the Indenture Trustee. Any additional or successor Paying Agent shall be appointed by Issuer Order with the prior written consent of the Majority Holders. The Issuer shall not appoint any Paying Agent that is not, at the time of such appointment, an Eligible Institution or trust company incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal or State banking authorities.

      (e) The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee, and if the Indenture Trustee acts as Paying Agent, it hereby so agrees, subject to the provisions of this Section 3.03, that such Paying Agent will:

            (i) allocate all sums received for payment to the Holders for which it is acting as Paying Agent on each Payment Date among such Holders in the proportion specified in the applicable Monthly Servicer Report;

            (ii) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be distributed to such Persons or otherwise disposed of as herein provided and distribute such sums to such Persons as herein provided;

            (iii) if such Paying Agent is not the Indenture Trustee, immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for payment with respect to the Notes if at any time it ceases to meet the standards set forth in clause (d) above required to be met by a Paying Agent at the time of its appointment;

            (iv) if such Paying Agent is not the Indenture Trustee, give the Indenture Trustee, the Noteholders, each Financial Institution and the Agent notice of any Termination Event, Default, Event of Default or Servicer Event of Default coming to its attention in the making of any payments required to be made with respect to the Notes for which it is acting as Paying Agent;

            (v) if such Paying Agent is not the Indenture Trustee, at any time during the continuance of any such Termination Event, Default, Event of Default or Servicer Event of Default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent; and

            (vi) comply with all requirements of the Code and all regulations thereunder, with respect to the withholding from any payment made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on the Notes, the Paying Agent shall have first provided the calculations pertaining thereto to the Indenture Trustee.

      (f) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent, if other than the Indenture Trustee, to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same terms as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

      (g) Any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount distributable but unclaimed with respect to any Note shall be held in a non-interest bearing trust account, and if the same remains unclaimed for two years after such amount has become due to the Noteholder, it shall be discharged from such trust and paid to the Issuer upon an Issuer Order, without any further action by any Person; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease. The Indenture Trustee may adopt and employ, at the expense of the Issuer, any reasonable means of notification of such payment (including, but not limited to, mailing notice of such payment to Noteholders whose Notes have been called but have not been surrendered for prepayment or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or any Paying Agent, at the last address of record for each such Noteholder).

   Section 3.04. Restriction of Issuer Activities. Until the date that is one year and one day after the payment by the Issuer in full of all payments on the Notes, the Issuer will not on or after the date of execution of this Indenture:
(i) engage in any business or investment activities other than those necessary for, incident to, connected with or arising out of, owning and Granting the Trust Estate to the Indenture Trustee for the benefit of the Noteholders, or contemplated hereby, in the Certificate of Trust, the Issuer Trust Agreement, the Contribution Agreement and the Sale and Servicing Agreement; (ii) incur any indebtedness secured in any manner by, or having any claim against, the Trust Estate or the Issuer other than indebtedness arising under the Sale and Servicing Agreement or the letter agreement relating to the Indenture Trustee Fee; (iii) incur any other indebtedness except as permitted in the Certificate of Trust or Issuer Trust Agreement; (iv) amend, or propose to the shareholders of the Depositor for their consent any amendment of, the Issuer Trust Agreement at the date of this Indenture (or, if the Issuer shall be a successor to the Person named as the Issuer in the first paragraph of this Indenture, amend, consent to amendment or propose any amendment of, the governing instruments of such successor), without giving notice thereof in writing, 90 days prior to the date on which such amendment is to become effective, to the Agent and obtaining the prior written consent thereto of the Majority Holders; (v) except as expressly permitted by this Indenture or the Transaction Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate; (vi) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;
(vii) permit the validity or effectiveness of this Indenture to be impaired, or permit the Lien in favor of the Indenture Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby; (viii) permit the Lien of this Indenture not to constitute a valid perfected first priority (other than with respect to any Permitted Lien) security interest in the Trust Estate; (ix) amend, modify or fail to comply with the provisions of the Transaction Documents without the prior written consent of the Majority Holders; or (x) dissolve or liquidate in whole or in part or merge or consolidate with any other Person, other than in compliance with Section 3.10.

   Section 3.05. Protection of Trust Estate. (a) The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Indenture Trustee, for the benefit of the

Noteholders, the Agent and the Financial Institutions, to be prior to all other liens in respect of the Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Indenture Trustee, for the benefit of the Noteholders, the Agent and the Financial Institutions, a first lien on and a first priority, perfected security interest in the Trust Estate. The Issuer will from time to time prepare, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, and other instruments (all as presented to it in final execution form), and will take such other action as may be necessary or advisable to:

            (i) provide further assurance with respect to such Grant and/or Grant more effectively all or any portion of the Trust Estate,

            (ii) maintain, preserve or enforce (a) the lien and security interest (and the priority thereof) in favor of the Indenture Trustee created by this Indenture and (b) the terms and provisions of this Indenture or carry out more effectively the purposes hereof,

            (iii) perfect, publish notice of, or protect the validity of, any Grant made or to be made by this Indenture,

            (iv) enforce any of the Trust Estate,

            (v) preserve and defend title to any Receivable or other item included in the Trust Estate and the rights of the Indenture Trustee and of the Noteholders in such Receivable or other item against the claims of all Persons, or

            (vi) pay all taxes or assessments levied or assessed upon the Trust Estate when due.

      The Issuer shall deliver or cause to be delivered to the Indenture Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Issuer shall cooperate fully with the Indenture Trustee and the Agent in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 3.05.

      (b) The Issuer hereby irrevocably appoints the Indenture Trustee as its agent and attorney-in-fact (such appointment being coupled with an interest) to execute, or authorize the filing of, upon the Issuer's failure to do so, any financing statement, continuation statement or other instrument, document, certificate or agreement required pursuant to this Section 3.05; provided, however, that such designation shall not be deemed to create any duty in the Indenture Trustee to monitor the compliance of the Issuer with the foregoing covenants or to execute, or authorize the filing of, any instrument. The Issuer shall cooperate with the Indenture Trustee and provide to the Indenture Trustee any information, documents or instruments with respect to such financing statement, continuation statement or other instrument that the Indenture Trustee may reasonably require. For purposes of this Section 3.05(b), the Indenture Trustee will not be deemed to have actual knowledge of any such default if the Indenture Trustee has not, but should have, received an Opinion of Counsel pursuant to Section 3.06 addressing the facts surrounding such default.

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

      (c) Except as necessary or advisable in connection with the fulfillment by the Indenture Trustee of its duties and obligations described herein or in the Sale and Servicing Agreement, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held as described in the most recent Opinion of Counsel that was delivered pursuant to
Section 3.06 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.11(c), if no Opinion of Counsel has yet been delivered pursuant to Section 3.06) unless the Indenture Trustee shall have first received an Opinion of Counsel to the effect that the Lien created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

      (d) No later than sixty (60) days prior to any of the Contributor, the Depositor or the Issuer making any change in its or their name, identity, jurisdiction of organization or structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-506 of the UCC as in effect in New York or wherever else necessary or appropriate under applicable law, or otherwise impair the perfection of the security interest referred to in Article II hereof, the Issuer shall give or cause to be given to the Indenture Trustee, the Noteholders and the Agent written notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Indenture Trustee's security interest in the Trust Estate. None of the Contributor, the Depositor or the Issuer shall become or seek to become organized under the laws of more than one jurisdiction.

      (e) The Issuer shall give the Indenture Trustee, the Noteholders and the Agent written notice at least sixty (60) days prior to any relocation of the Contributor's, the Depositor's or the Issuer's respective principal executive office or jurisdiction of organization and whether, as a result of such relocation, the applicable provisions of relevant law or the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Indenture Trustee's security interest in the Trust Estate. The Issuer shall at all times maintain its principal executive office and jurisdiction of organization within the United States of America.

   Section 3.06. Opinions as to Trust Estate. (a) On the Closing Date and on the date of each indenture supplement hereto, if any, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, and indentures supplemental hereto and other requisite documents and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority Lien and security interest in favor of the Indenture Trustee for the benefit of the Noteholders, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

      (b) Within 90 days after the beginning of each calendar year, beginning with the first calendar year beginning more than three months after the Closing Date, the Issuer shall furnish to the Indenture Trustee and the Agent an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the Lien created by this Indenture with respect to the Trust Estate and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. The Issuer shall also provide the Indenture Trustee and the Agent with a file stamped copy of any document or instrument filed as described in such Opinion of Counsel contemporaneously with the delivery of such Opinion of Counsel. Such Opinion of Counsel shall also describe the recording, filing, re-recording and re-filing of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the Lien of this Indenture with respect to the Trust Estate. If the Opinion of Counsel delivered to the Indenture Trustee and the Agent hereunder specifies future action to be taken by the Issuer, the Issuer shall furnish a further Opinion of Counsel no later than the time so specified in such former Opinion of Counsel to the effect required hereby.

   Section 3.07. Statement as to Compliance. The Issuer will deliver to the Indenture Trustee, the Agent and the Initial Purchasers , within 90 days after the end of each fiscal year, an Officer's Certificate stating, as to the signer thereof, that, (a) a diligent review of the activities of the Issuer during the preceding calendar year and of its performance under this Indenture has been made under such officer's supervision, (b) to the best of such officer's knowledge, based on such review, the Issuer has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and remedies therefor being pursued, and (c) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Default hereunder or, if such an event has occurred and is continuing, specifying each such event known to him or her and the nature and status thereof and remedies therefor being pursued.

   Section 3.08. Limitations on Lien. Except for the Lien created by this Indenture, the Issuer will not create, incur or suffer, or permit to be created or incurred or to exist, any Lien on any of the Trust Estate.

   Section 3.09. Recording. The Issuer will, upon the Closing Date and thereafter from time to time, cause financing statements and such other instruments as may be required with respect thereto, including without limitation, the Financing Statements to be filed, registered and recorded as may be required by present or future law (with file stamped copies thereof delivered to the Indenture Trustee and the Agent), publish notice thereof and create, perfect and protect the lien hereof upon the Receivables and the other items of the Trust Estate, and publish notice of and protect the validity of this Indenture. The Issuer will, from time to time, perform or cause to be performed any other act as required by law and will execute or cause to be executed any and all further instruments (including financing statements, continuation statements and similar statements with respect to any of said documents with file stamped copies thereof delivered to the Indenture Trustee and the Agent) that are necessary or reasonably requested by the Indenture Trustee or the Agent for such creation, perfection, publication and protection. The Issuer shall pay, or shall cause to be paid, all filing, registration and recording taxes and fees incident thereto, and all expenses, taxes and other governmental charges incident to or in connection with the preparation, execution, delivery or acknowledgment of the recordable documents, any instruments of further assurance, and the Notes. The Issuer shall deliver (or cause to be delivered) to the Indenture Trustee and the Agent file stamped copies of, or filing receipts for any document filed as provided above, as soon as available following such filing.

   Section 3.10. Agreements Not to Institute Bankruptcy Proceedings; Additional Covenants. (a) The Issuer shall not, without the unanimous consent of the board of directors of the Depositor (including each of its Independent Directors), voluntarily institute any proceedings to adjudicate the Issuer a bankrupt or insolvent, consent to the institution of bankruptcy or insolvency proceedings against the Issuer, file a petition seeking or consenting to reorganization or relief under any applicable federal or State law relating to bankruptcy, consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Issuer or a substantial part of its property or admit its inability to pay its debts generally as they become due or authorize any of the foregoing to be done or taken on behalf of the Issuer.

      (b) So long as any of the Notes are Outstanding:

            (i) The Issuer will keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes and each asset included in the Trust Estate.

            (ii) The Issuer shall not consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity unless (A) the entity (if other than the Issuer) formed or surviving such consolidation or merger, or that acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety, shall be organized and existing under the laws of the United States of America or any State thereof or the District of Columbia as a special purpose bankruptcy remote entity, and shall expressly assume in form satisfactory to the Majority Holders the obligation to make due and punctual payments of principal and interest on the Notes then Outstanding and the performance of every covenant on the part of the Issuer to be performed or observed pursuant to the Indenture,
      (B) immediately after giving effect to such transaction, no Default or Event of Default under this Indenture shall have occurred and be continuing, (C) the Issuer shall have delivered to the Noteholders, the Agent and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer complies with this Indenture, and (D) the Majority Holders shall have given their prior written consent.

            (iii) The funds and other assets of the Issuer shall not be commingled with those of any other Person except to the extent expressly permitted under the Transaction Documents.

            (iv) The Issuer shall not be, become or hold itself out as being liable for the debts of any other Person.

            (v) The Issuer shall not form, or cause to be formed, any subsidiaries.

            (vi) The Issuer shall not change its name and shall act solely in its own name and through its duly authorized officers or agents in the conduct of its business, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned. The Issuer shall not have any employees.

            (vii) The Issuer shall maintain its records and books of account and shall not commingle its records and books of account with the records and books of account of any other Person. The books of the Issuer may be kept (subject to any provision contained in the applicable statutes) inside or outside the State of Delaware at such place or places as may be designated from time to time by the Certificate of Trust or Issuer Trust Agreement.

            (viii) All actions of the Issuer shall be taken by an Authorized Officer of the Issuer (or any Person acting on behalf of the Issuer).

            (ix) The Issuer shall not amend, alter, change or repeal any provision contained in this Section 3.10(b) without the prior written consent of the Majority Holders, in their sole and absolute discretion.

            (x) The Issuer shall not amend its Certificate of Trust (except as required under the Delaware Statutory Trust Act, 12 Del. C., Section 3801 et seq.) or the Issuer Trust Agreement, without first obtaining the prior written consent of the Majority Holders, in their sole and absolute discretion.

            (xi) The Issuer shall not dissolve or liquidate, in whole or in part, except with the prior written consent of the Majority Holders, in their sole and absolute discretion.

            (xii) The Issuer maintains and will maintain separate records and books of account from the Depositor and the Contributor and the formalities of the form of its organization.

            (xiii) The annual financial statements (if any) of a beneficial owner of the Issuer and the annual financial statements of the Depositor and the Contributor will disclose the effects of these transactions in accordance with generally accepted accounting principles. Any consolidated financial statements which consolidate the assets and earnings of the Depositor and the Contributor with those of the Issuer will contain a footnote stating that the assets of the Issuer will not be available to creditors of the Contributor or the Depositor. The financial statements of the Issuer, if any, will disclose that the assets of the Depositor and the Contributor are not available to pay creditors of the Issuer.

            (xiv) Other than certain costs and expenses related to the issuance of the Notes, neither the Depositor nor the Contributor shall pay the Issuer's expenses, guarantee the Issuer's obligations or advance funds to the Issuer for payment of expenses except for costs and expenses for which either the Depositor or the Contributor is required to make payments, in which case the Issuer will reimburse such Person for such payment.

            (xv) All business correspondences of the Issuer are and will be conducted in the Issuer's own name and using its own stationary.

            (xvi) The Depositor and the Contributor do not act and will not act as agent of the Issuer and the Issuer does not and will not act as agent of the Depositor or the Contributor.

            (xvii) Except during the Funding Period, the Issuer shall not fund the acquisition of any additional Receivables.

            (xviii) The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

            (xix) The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, materially and adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any other Transaction Document.

            (xx) The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer or the Backup Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, distributions to the Servicer, the Backup Servicer, the Owner Trustee and the Indenture Trustee as permitted by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement and the Issuer Trust Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account or any other Account except in accordance with this Indenture and the Transaction Documents.

   Section 3.11. Providing of Notice. The Issuer, upon learning of any failure on its part to observe or perform in any material respect any covenant, representation or warranty of the Issuer set forth in this Indenture, the Sale and Servicing Agreement or any other Transaction Document to which it is a party, or of any failure on the part of the Contributor or the Depositor to observe or perform in any material respect any covenant, representation or warranty of the Contributor or the Depositor, as applicable, set forth in the Contribution Agreement, the Sale and Servicing Agreement or any other Transaction Document to which it is a party, as applicable, or upon learning of any Default, Event of Default, Servicer Event of Default or Termination Event, shall promptly notify, in writing, the Indenture Trustee, the Noteholders, and the Contributor of such failure or Default, Event of Default, Servicer Event of Default or Termination Event.

   Section 3.12. Representations and Warranties of the Issuer. The Issuer hereby reaffirms all of its representations, warranties and covenants made in each of the other Transaction Documents and represents, warrants and covenants to the Indenture Trustee, the Noteholders and the Agent that as of the Closing Date and each Funding Date:

            (a) The Issuer is duly formed and is validly existing as a statutory trust in good standing under the laws of the State of Delaware with full power and authority to execute and deliver this Indenture, the Sale and Servicing Agreement, the Custodian Agreement and each other Transaction Document to which it is a party and to perform the terms and provisions hereof and thereof; the Issuer is duly qualified to do business as a foreign business entity in good standing, and has obtained all required licenses and approvals, if any, in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications except those jurisdictions in which failure to be so qualified would not have a material adverse effect on the business or operations of the Issuer, the Trust Estate, the Noteholders, the Agent or any Receivable;

            (b) All necessary action has been taken by the Issuer to authorize and empower the Issuer, and the Issuer has full power and authority to execute, deliver and perform its obligations under this Indenture, the Sale and Servicing Agreement, the Custodian Agreement and each other Transaction Document to which it is a party, and the Issuer has full power and is duly authorized to execute, deliver and perform its obligations under this Indenture, the Sale and Servicing Agreement, the Custodian Agreement and each other Transaction Document to which it is a party, and no consent or approval of any Person is required for the execution, delivery or performance by the Issuer of this Indenture, the Sale and Servicing Agreement, the Custodian Agreement and each other Transaction Document to which it is a party;

            (c) This Indenture, the Sale and Servicing Agreement, the Custodian Agreement and each other Transaction Document to which it is a party have been duly executed and delivered, and the execution and delivery of this Indenture, the Sale and Servicing Agreement, the Custodian Agreement and each other Transaction Document to which it is a party by the Issuer and its performance and compliance with the terms hereof and thereof will not violate the Certificate of Trust or the Issuer Trust Agreement or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, indenture, loan, credit agreement or any other agreement or instrument (including, without limitation, the Transaction Documents) to which the Issuer is a party or which may be applicable to the Issuer or any of its assets;

            (d) This Indenture, the Sale and Servicing Agreement, the Custodian Agreement and each other Transaction Document to which it is a party constitute valid, legal and binding obligations of the Issuer, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity;

            (e) The Issuer is not in violation of, and the execution, delivery and performance of this Indenture, the Sale and Servicing Agreement, the Custodian Agreement and each other Transaction Document to which it is a party by the Issuer will not constitute a violation with respect to, any order or decree of any court or any order, regulation or demand of any federal, State, municipal or governmental agency, which violation might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Issuer or its properties or might have consequences that would materially affect the performance of its duties hereunder or thereunder;

            (f) No proceeding of any kind, including but not limited to litigation, arbitration, judicial or administrative, is pending or, to the Issuer's knowledge, threatened against or contemplated by the Issuer which would under any circumstance have an adverse effect on the execution, delivery, performance or enforceability of this Indenture, the Notes or any other Transaction Document;

            (g) Each of the representations and warranties of the Issuer set forth in the Sale and Servicing Agreement, the Issuer Trust Agreement and each other Transaction Document to which it is a party is, as of the Closing Date, and will be, as of each Funding Date, true and correct in all material respects and each such representation and warranty is hereby incorporated in this Indenture as if set forth herein in full.

            (h) The Issuer has not incurred debt or engaged in activities not related to the transactions contemplated hereunder except as permitted by the Issuer Trust Agreement or Section 3.04 hereof.

            (i) The Issuer is not insolvent and did not become insolvent as a result of the Grant pursuant to this Indenture; the Issuer is not engaged and is not about to engage in any business or transaction for which any property remaining with the Issuer is unreasonably small capital or for which the remaining assets of the Issuer are unreasonably small in relation to the business of the Issuer or the transaction; the Issuer does not intend to incur, and does not believe or reasonably should not have believed that it would incur, debts beyond its ability to pay as they become due; and the Issuer has not made a transfer or incurred an obligation and does not intend to make such a transfer or incur such an obligation with actual intent to hinder, delay or defraud any entity to which the Issuer was or became, on or after the date that such transfer was made or such obligation was incurred, indebted.

            (j) (i) The transfer of the Receivables by the Contributor to the Depositor pursuant to the Contribution Agreement is a contribution for financial accounting purposes and federal income tax purposes, (ii) the transfer of the Receivables by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement is an absolute transfer for legal purposes,
      (iii) the Grant of the Receivables by the Issuer pursuant to the terms of this Indenture is a pledge for financial accounting purposes and federal income tax purposes, (iv) the Issuer is the owner of the Receivables for financial accounting purposes and federal income tax purposes, and (v) the Notes will be treated by the Issuer as indebtedness of the Depositor for federal income tax purposes. In this regard, the financial statements of the Contributor and its consolidated subsidiaries will show that the Receivables are owned by such consolidated group and the Notes as indebtedness of the consolidated group (and will contain footnotes describing the transfers to the Depositor and the Issuer and the pledge to the Indenture Trustee), and the federal tax returns of the Contributor and its consolidated subsidiaries will indicate that the Notes are indebtedness of such consolidated group.

            (k) As of the Initial Cutoff Date, the Aggregate Receivable Balance is $266,513,454.44.

            (l) The legal name of the Issuer is as set forth in this Indenture; the Issuer has no trade names, fictitious names, assumed names or "doing business as" names.

            (m) Upon the delivery to the Custodian of the Custodian Files and receipt from the Custodian of a Certification and the filing of the Perfection UCCs in accordance with applicable law, the Indenture Trustee, for the benefit of the Noteholders, shall have a first priority perfected security interest in the Receivables and in the proceeds thereof, limited with respect to proceeds to the extent set forth in Section 9-315 of the UCC as in effect in the applicable jurisdiction. Other than with respect to the Financed Vehicles, all filings (including, without limitation, UCC filings) and other actions as are necessary in any jurisdiction to perfect the ownership, security interest, or other interest of the Indenture Trustee in the related Trust Estate, including delivery of the Receivables and the Custodian Files to the Custodian, and the payment of any fees, have been made or, with respect to Termination Statements, will be made within two (2) Business Days of the Closing Date.

            (n) None of the absolute transfer of the Receivables and security interest in the Financed Vehicles by the Contributor to the Depositor pursuant to the Contribution Agreement, the absolute transfer of the Receivables and security interest in the Financed Vehicles by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement, or the Grant by the Issuer to the Indenture Trustee pursuant to this Indenture is subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

            (o) The Issuer is not an "investment company" as such term is defined in the 1940 Act.

            (p) The principal place of business of the Issuer is located in the State of California and the chief executive office and the jurisdiction of organization of the Issuer are located in the State of Delaware, and there are no other such locations.

            (q) All tax returns or extensions required to be filed by the Issuer in any jurisdiction (other than jurisdictions in which the failure to file would not have a material adverse effect on the Issuer, the Issuer's ability to perform its obligations under the Transaction Documents, any Noteholder or any Receivable or any other part of the Trust Estate) have in fact been filed, and all taxes, assessments, fees and other governmental charges upon the Issuer, or upon any of the properties, income or franchises shown to be due and payable on such returns have been, or will be, paid or are being contested in good faith by appropriate proceedings with respect to which the Agent has received written notice. To the knowledge of the Issuer, all such tax returns are true and correct and the Issuer has no knowledge of any proposed additional tax assessment against it in any material amount nor of any basis therefor.

            (r) All information heretofore furnished by the Issuer for purposes of or in connection with any of the Transaction Documents or any transaction contemplated hereby or thereby is, and all such information hereafter furnished by the Issuer will be, true and accurate in every material respect on the date such information is stated or certified and does not and will not contain any material misstatement of fact or omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

            (s) Since March 31, 2005, no event has occurred that would have a material adverse effect on (i) the financial condition or operations of Issuer, (ii) the ability of Issuer to perform its obligations under the Transaction Documents, or (iii) the collectibility of the Receivables generally or any material portion of the Receivables.

            (t) The Issuer has complied in all respects with all applicable laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject, except where the failure to so comply could not reasonably be expected to have a material adverse effect on the Issuer, any Noteholder, any Receivable or other part of the Trust Estate.

   Section 3.13. Representations and Warranties of the Indenture Trustee. The Indenture Trustee hereby represents and warrants to the Noteholders that as of the Closing Date and each Funding Date:

            (a) The Indenture Trustee has been duly organized and is validly existing as a national banking association under the laws of the United States;

            (b) The Indenture Trustee has full power and authority and legal right to execute, deliver and perform its obligations under this Indenture, the Sale and Servicing Agreement and each other Transaction Document to which it is a party and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture, the Sale and Servicing Agreement and each other Transaction Document to which it is a party;

            (c) This Indenture, the Sale and Servicing Agreement and each other Transaction Document to which it is a party have been duly executed and delivered by the Indenture Trustee and constitute the legal, valid, and binding obligations of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, liquidation, moratorium, fraudulent conveyance, or similar laws affecting creditors' or creditors of banks' rights and/or remedies generally or by general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

            (d) The execution, delivery and performance this Indenture, the Sale and Servicing Agreement and each other Transaction Document to which it is a party by the Indenture Trustee will not constitute a violation with respect to any order or decree of any court or any order, regulation or demand of any federal, State, municipal or governmental agency binding on the Indenture Trustee, which violation might have consequences that would materially and adversely affect the performance of its duties under this Indenture; and

            (e) The execution, delivery and performance of this Indenture, the Sale and Servicing Agreement and each other Transaction Document to which it is a party by the Indenture Trustee do not require any approval or consent of any Person, do not conflict with the articles of incorporation or bylaws of the Indenture Trustee.

   Section 3.14. Performance of Obligation. (a) The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations in any Transaction Document or under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as ordered by any bankruptcy or other court or as expressly provided in this Indenture, the Transaction Documents or such other instrument or agreement.

      (b) The Issuer may contract with other Persons acceptable to the Majority Holders to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

      (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Transaction Documents and in the instruments and agreements included in the Trust Estate, including, but not limited to, preparing (or causing to be prepared) and filing (or causing to be filed) all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the other Transaction Documents in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof without the consent of the Majority Holders.

      (d) If an Event of Default, Servicer Event of Default or a Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

      (e) The Issuer agrees that it will not waive timely performance or observance by the Servicer, the Contributor or the Depositor of their respective duties under the Transaction Documents, without the prior written consent of the Majority Holders and each Noteholder that may be adversely affected thereby.

      (f) If the adoption after the date hereof of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy), any accounting principles, or any change in any of the foregoing, or any change in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or by the Financial Accounting Standards Board ("FASB"), or

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

compliance by any Noteholder with any request or directive (whether or not having the force of law) after the date hereof of any such governmental authority or FASB (a) subjects such Noteholder to any charge or withholding on or in connection with this Note, the Note Purchase Agreement, the Liquidity Agreement, the Indenture, or any other Transaction Document (collectively, the "Funding Documents") or any amounts outstanding hereunder or thereunder, (b) changes the basis of taxation of payments to such Noteholder of any amounts payable under any of the Funding Documents (except for changes in the rate of tax on the overall net income of the Noteholder), (c) imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or any credit extended by, such Noteholder, (d) has the effect of reducing the rate of return on such Noteholder's capital to a level below that which such Noteholder could have achieved but for such adoption, change or compliance (taking into consideration the Noteholder's policies concerning capital adequacy) or (e) imposes any other condition, and the result of any of the foregoing is (i) to impose a cost on, or increase the cost to, such Noteholder of its commitment under any Funding Document or of purchasing, maintaining or funding any interest acquired under any Funding Document, or (ii) to reduce the amount of any sum received or receivable by, or to reduce the rate of return of, such Noteholder under any Funding Document (collectively, the "Increased Costs"), then, upon demand by such Noteholder with written notice to the Indenture Trustee of the amount claimed hereunder, the Issuer promises to pay to such Noteholder such additional amounts as will compensate such Noteholder for such increased cost or reduction. Without limiting the foregoing, the Issuer acknowledges and agrees that the fees and other amounts payable by the Issuer to the Noteholders have been negotiated on the basis that the unused portion of the Noteholders' commitments under the Note Purchase Agreement and Liquidity Agreement are treated as "short term commitments" for which there is no regulatory capital requirement. If any Noteholder determines it is required to maintain capital against its unused commitment, such Noteholder shall be entitled to compensation hereunder. Further, for the avoidance of doubt, if the issuance of FASB Interpretation No. 46, or any other change in accounting standards or the issuance of any other pronouncement, release or interpretation, causes or requires the consolidation of all or a portion of the assets and liabilities of the Issuer or the Initial Purchasers with the assets and liabilities of JPMorgan Chase Bank, N.A. or any Financial Institution, such event shall constitute a circumstance on which such JPMorgan Chase Bank, N.A. or such Financial Institution may base a claim for reimbursement under this Section.

   Section 3.15. Hedge Agreement Provisions.

      (a) No later than June 30, 2005, the Issuer shall enter into, and shall at all times thereafter, until the Termination Date, maintain in effect, one or more Hedge Agreements with an aggregate notional amount (measured as of the last Business Day of each month) not less than the Note Principal Balance, each executed by an Eligible Hedge Counterparty, relating to the Notes and containing such terms and conditions as are required by the Majority Holders. It is expressly understood that the following shall be deemed by the Majority Holders to be an acceptable hedging arrangement:

            (a) The Interest Rate Hedge Cap Strike Price for each Hedge Agreement that is an interest rate cap agreement will be equal to: (A) the weighted average APR of the

      Eligible Receivables as of the last day of the prior Collection Period less (B) the sum of (x) the Program Fee Rate, (y) the Servicing Fee Rate and (z) 1.00%.

            (b) With respect to any Hedge Agreement, the notional amount under such Hedge Agreement may be stepped down on a schedule resulting from the use of an ABS Speed not greater than 1.0 with respect to the Receivables, which schedule shall be reasonably acceptable to the Agent.

            (c) Whenever the aggregate notional amount of the Hedge Agreements may be reduced as a result of a reduction in the Note Principal Amount, the notional amounts under Hedge Agreements shall be reduced first until such Hedge Agreements are terminated before any notional amounts under Hedge Agreements are reduced.

      (b) The benefits of each Hedge Agreement shall be assigned to the Indenture Trustee for the benefit of the Noteholders, the Agent and the Financial Institutions and each such Hedge Agreement shall be included in the Trust Estate. The Issuer shall pay all acquisition costs associated with the Hedge Agreements. Any amounts paid under any such Hedge Agreement to or for the benefit of the Issuer shall be deposited into the Collection Account immediately upon receipt by the Issuer or the Servicer for application pursuant to Section 5.03(b).

                                   ARTICLE IV

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

   Section 4.01. Sale and Servicing Agreement. (a) The Sale and Servicing Agreement, duly executed counterparts of which have been filed with the Indenture Trustee, sets forth the covenants and obligations of the Servicer with respect to the Trust Estate and other matters addressed in the Sale and Servicing Agreement, and reference is hereby made to the Sale and Servicing Agreement for a detailed statement of said covenants and obligations of the Servicer thereunder. The Issuer agrees that the Indenture Trustee, in its name or (to the extent required by law) in the name of the Issuer, may (but is not, unless so directed by the Majority Holders, required to) enforce all rights of the Issuer under the Sale and Servicing Agreement for and on behalf of the Noteholders whether or not the Issuer is in default hereunder.

      (b) Promptly following a request from the Indenture Trustee to do so, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Servicer of each of its obligations to the Issuer and with respect to the Trust Estate under or in connection with the Sale and Servicing Agreement, in accordance with the terms thereof, and in effecting such request shall exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including, without limitation, the transmission of notices of default on the part of the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Servicer of each of its obligations under the Sale and Servicing Agreement.

      (c) The Issuer shall not waive any default by the Servicer under the Sale and Servicing Agreement without the written consent of the Majority Holders.

      (d) The Indenture Trustee does not assume any duty or obligation of the Issuer under the Sale and Servicing Agreement, and the rights given to the Indenture Trustee thereunder are subject to the provisions of Article VII hereof.

      (e) The Issuer has not and will not provide any payment instructions to any Obligor that are inconsistent with the provisions of Section 7.01 of the Sale and Servicing Agreement.

                                    ARTICLE V

   ACCOUNTS, COLLECTIONS, PAYMENTS OF INTEREST AND PRINCIPAL, RELEASES, SPREAD
                     ACCOUNT, AND STATEMENTS TO NOTEHOLDERS

   Section 5.01. Accounts. (a)(i) The Indenture Trustee, on behalf of the Noteholders, shall establish and maintain in the name of the Issuer an Eligible Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee on behalf of the Noteholders. The Collection Account shall initially be established with the Indenture Trustee.

      (ii) The Indenture Trustee, on behalf of the Noteholders, shall establish and maintain in the name of the Issuer an Eligible Account (the "Spread Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee on behalf of the Noteholders. The Spread Account shall initially be established with the Indenture Trustee.

      (iii) The Indenture Trustee, on behalf of the Noteholders, shall establish and maintain in the name of the Issuer an Eligible Account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Indenture Trustee on behalf of the Noteholders, titled "Pre-Funding Account, JPMorgan Chase Bank, N.A., in trust for the Noteholders". The Pre-Funding Account shall initially be established with the Indenture Trustee. The Formal Transfer Requirements with respect to the Pre-Funded Receivables must be completed within six (6) Business Days.

      (b) Funds on deposit in the Accounts shall be invested by the Indenture Trustee in Eligible Investments selected by the Servicer (pursuant to standing instructions or otherwise) that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the next Payment Date. All such Eligible Investments shall be held by or on behalf of the Indenture Trustee for the benefit of the Noteholders. Other than as permitted by the Majority Holders, funds on deposit in the Accounts shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Business Day immediately preceding the following Payment Date. All Eligible Investments will be held to maturity.

      (c) All investment earnings of moneys deposited in an Account shall be deposited (or caused to be deposited) by the Indenture Trustee in such Account, and any loss resulting from such investments shall be charged to such Account. The Servicer will not direct the Indenture

Trustee to make any investment of any funds held in the Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment, if requested by the Indenture Trustee, the Servicer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

      (d) The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in the Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Indenture Trustee's gross negligence or bad faith or its failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.

      (e) If (i) the Servicer shall have failed to give investment directions in writing for any funds on deposit in the Accounts to the Indenture Trustee by 3:00 p.m. New York City time (or such other time as may be agreed by the Servicer and Indenture Trustee) on any Business Day; or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable, or, if such Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Property are being applied as if there had not been such a declaration; then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Accounts in the investment described in clause (e) of the definition of Eligible Investments.

      (f) (i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Accounts and in all proceeds thereof (including all investment earnings on the Accounts) and all such funds, investments, proceeds and income shall be part of the Trust Estate. Except as otherwise provided herein, the Accounts shall be under the control (as defined in Section 8-106 of the UCC) of the Indenture Trustee for the benefit of the Noteholders. If, at any time, any of the Accounts ceases to be an Eligible Account, the Indenture Trustee (or the Servicer on its behalf) shall within five Business Days (or such longer period as to which the Agent may consent) establish a new Account as an Eligible Account and shall transfer any cash and/or any investments to such new Account. In connection with the foregoing, the Servicer agrees that, in the event that any of the Accounts are not accounts with the Indenture Trustee, the Servicer shall notify the Indenture Trustee in writing promptly upon any of such Accounts ceasing to be an Eligible Account.

      (ii) With respect to the Account Property, the Indenture Trustee agrees that:

                  (A) any Account Property that is held in deposit accounts
            shall be held solely in Eligible Accounts; and, except as otherwise provided herein, each such Eligible Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

                  (B) any Account Property that constitutes physical property shall be delivered to the Indenture Trustee in accordance with paragraph (1)(a) or (1)(b), as applicable, of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Indenture Trustee;

                  (C) any Account Property that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (1)(c) or (1)(e), as applicable, of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Account Property as described in such paragraph;

                  (D) any Account Property that is an "uncertificated security"
            under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (1)(d) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security;

                  (E) the Servicer shall have the power, revocable by the
            Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Accounts for the purpose of permitting the Servicer and the Indenture Trustee to carry out their respective duties hereunder; and

                  (F) any Account held by it hereunder shall be maintained as a
            "securities account" as defined in the Uniform Commercial Code as in effect in New York (the "New York UCC"), and that it shall be acting as a "securities intermediary" for the Indenture Trustee itself as the "entitlement holder" (as defined in Section 8-102(a)(7) of the New York UCC) with respect to each such Account. The parties hereto agree that each Account shall be governed by the laws of the State of New York, and regardless of any provision in any other agreement, the "securities intermediary's jurisdiction" (within the meaning of Section 8-110 of the New York UCC) shall be the State of New York. The Indenture Trustee acknowledges and agrees that (a) each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Accounts shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the New York UCC and (b) notwithstanding anything to the contrary, if at any time the Indenture Trustee shall receive any order from the Servicer directing transfer or redemption of any financial asset relating to the Accounts, the Indenture Trustee shall comply with such entitlement order without further consent by the Issuer, the Depositor or any other person. In the event of any conflict of any provision of this Section 5.01(f)(ii)(F) with any other provision of this Indenture or any other agreement or document, the provisions of this Section 5.01(f)(ii)(F) shall prevail.

   Section 5.02. Collection Account and Spread Account. (a) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain the Collection Account as the account

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into which all amounts received by the Local Bank from or on behalf of Obligors under the terms of the Receivables, and all other amounts required to be deposited therein pursuant to the Transaction Documents, will be deposited within two (2) Business Days of receipt thereof. The Indenture Trustee shall provide or make available electronically (or upon written request, by first class mail or facsimile) monthly statements on all amounts received in the Collection Account to the Agent, the Issuer and the Servicer.

      (b) The Servicer will be entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Payment Date pursuant to Section 5.03(b) upon certification by the Servicer of such amounts and the provision of such information to the Indenture Trustee and the Agent as may be necessary in the opinion of the Agent to verify the accuracy of such certification; provided, however, that the Servicer must provide such certification within three months of such mistaken deposit, posting or returned check. In the event that the Agent has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this Section, the Agent shall give the Indenture Trustee notice in writing to such effect, following receipt of which the Indenture Trustee shall not make a distribution to the Servicer in respect of such amount pursuant to Section 5.03, or if the Servicer prior thereto has been reimbursed pursuant to Section 5.03, the Indenture Trustee shall withhold such amounts from amounts otherwise distributable to the Servicer on the next succeeding Payment Date.

      (c) On or prior to the Closing Date, the Indenture Trustee shall establish and maintain the Spread Account. On the Closing Date and on each subsequent Funding Date, the Issuer shall make a deposit into the Spread Account sufficient to maintain an amount equal to 1.25% of the Current Peak Aggregate Receivables Balance on such date. Thereafter, on each Payment Date, the Indenture Trustee shall continue to make deposits into the Spread Account until the Spread Account equals or exceeds the Requisite Amount, as set forth in the Monthly Servicer Report. The Indenture Trustee shall provide or make available electronically (or upon written request, by first class mail or facsimile) monthly statements on all amounts received in the Spread Account to the Agent, the Issuer and the Servicer.

      (d) Once the amount on deposit in the Spread Account equals or exceeds the Requisite Amount, on the Transfer Date relating to each subsequent Payment Date, the Indenture Trustee shall transfer to the Collection Account the amount specified by the Servicer in the related Monthly Servicer Report representing investment earnings on amounts held in the Spread Account as of the related Determination Date.

      (e) In the event that, after giving effect to the transfers from the Spread Account made on any Transfer Date pursuant to Sections 5.02(d) and 5.03(a), the amount on deposit in the Spread Account on the related Payment Date exceeds the Requisite Amount (determined after giving effect to the payments required to be made on such Payment Date to the Noteholders of the Principal Payment Amount pursuant to Section 5.03(b)), the Indenture Trustee shall, in accordance with the Monthly Servicer Report, transfer to the Issuer on such Payment Date an amount equal to such excess.

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   Section 5.03. Distribution of Funds in the Collection Account. (a) On the
Transfer Date relating to each Payment Date and subject to Section 5.02(c), the Indenture Trustee shall transfer, based on the information set forth in the Monthly Servicer Report, the Deficiency Claim Amount, if any, from the Spread Account into the Collection Account.

      (b) On each Payment Date, the Indenture Trustee shall, based on the information set forth in the related Monthly Servicer Report, (i) allocate funds for payment from the Collection Account out of Monthly Available Funds in the following manner and order of priority and (ii) on the Payment Date, apply amounts on deposit in the Collection Account specified below in the following manner and order of priority:

            First, to reimburse unreimbursed Servicer Advances in respect of prior Payment Dates; provided, however, that unreimbursed Servicer Advances shall not be paid with amounts transferred from the Spread Account pursuant to Section 5.03(a);

            Second, to pay the Indenture Trustee any amounts owing to the Indenture Trustee pursuant to Section 7.07 (including any prior unpaid Indenture Trustee Fees, indemnities and expenses (including but not limited to any reasonable attorney's fees and expenses of the Indenture Trustee)); provided, however, that unless an Event of Default shall have occurred and be continuing with the Indenture Trustee Fee payable pursuant to this clause Second shall be limited to an aggregate amount of $10,000 per annum, together with any amounts accrued and owing under this clause Second and not paid on a prior Payment Date;

            Third, to pay each Hedge Counterparty the net amounts owing, if any, by the Issuer under the related Hedge Agreement, other than amounts constituting Breakage Costs.

            Fourth, to pay the Servicer the amount necessary to reimburse the Servicer for any mistaken deposits or postings or checks returned for insufficient funds in accordance with Section 5.02(b);

            Fifth, to the extent not paid by the Servicer, to pay, pro rata, to
      (i) the Local Bank and (ii) the Custodian any unpaid fees and reasonable out-of-pocket costs and expenses incurred by each of them;

            Sixth, pro rata, to pay the initial Servicer and the Backup Servicer (so long as Bay View Acceptance is acting in its role as initial Servicer), the Servicing Fee (less the total of fees and expenses to be paid to the Custodian, the Local Bank, and the Back-up Servicer to the extent that such amounts have not been previously paid by the Servicer), together with any amounts accrued and owing under this clause Sixth and not paid on a prior Payment Date;

            Seventh, to pay the Back-up Servicer, upon becoming successor Servicer, the Servicing Fee and expenses of the Back-up Servicer permitted under the Sale and Servicing Agreement, including any costs incurred in connection with any required re-titling or re-liening of the Financed Vehicles, to the extent such costs have not been reimbursed by the terminated Servicer, and including any boarding fees incurred by the

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      Backup Servicer at the rate set forth in Schedule II to the Sale and
      Servicing Agreement, together with any amounts accrued and owing under this clause Seventh and not paid on a prior Payment Date;

            Eighth, pro rata, to pay the Agent, the Noteholders, the Owner Trustee and the Backup Servicer any indemnity amounts due and owing to such party under the Transaction Documents; provided, however, that indemnity amounts paid to any single claimant pursuant to this priority Eighth shall not exceed $100,000 per annum (it being understood that all Noteholders shall constitute a single claimant and that each indemnified party and any Person claiming by or through such indemnified party, including officers, directors, employees and agents of such indemnified party, shall constitute a single claimant), together with any amounts accrued and owing under this clause Eighth and not paid on a prior Payment Date;

            Ninth, to pay to the Agent, the Program Fee and the Unused Fee;

            Tenth, to the Noteholders, any Broken Funding Costs and the applicable Note Interest;

            Eleventh, to the Noteholders, an amount equal to the Principal Payment Amount;

            Twelfth, to pay to the Back-up Servicer, upon the replacement of the Servicer, any reasonable expenses of the Back-up Servicer in connection with the transition of servicing duties, to the extent not paid pursuant to clause Seventh, including reasonable attorneys' fees and expenses, in each case, to the extent such costs have not been reimbursed by the terminated Servicer, together with any amounts accrued and owing under this clause Twelfth and not paid on a prior Payment Date;

            Thirteenth, on each Payment Date prior to the end of the Funding Period or the occurrence and continuance of a Termination Event, to deposit into the Spread Account an amount such that the balance in the Spread Account shall equal the Requisite Amount;

            Fourteenth, to pay to the Noteholders, any Increased Costs;

            Fifteenth,, on each Payment Date following the end of the Funding Period or the occurrence and continuance of a Termination Event, to pay to the Noteholders any remaining amounts as a payment of principal until the Note Principal Balance of the Notes is reduced to zero;

            Sixteenth, pro rata, to pay to the Agent, the Noteholders, the Owner Trustee and the Backup Servicer, any indemnity amounts due and owing to such parties under the Transaction Documents and not paid to it pursuant to clause Eighth;

            Seventeenth, to pay to the Hedge Counterparty any Breakage Costs due and payable under any Hedge Agreement;

            Eighteenth, to pay to the Agent and the Noteholders any other amounts due to the Agent and the Noteholders as expressly provided in the Transaction Documents;

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            Nineteenth, to pay any amounts due and owing to the Indenture
      Trustee and not paid pursuant to clause Second; and

            Twentieth, to remit any excess funds to or at the direction of the Issuer.

   Section 5.04. Note Payments. (a) The Indenture Trustee shall pay to each Noteholder of record as of the related Record Date either (i) by wire transfer, in immediately available funds to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Indenture Trustee appropriate written instructions at least five (5) Business Days prior to related Payment Date (which instructions may remain in effect for subsequent Payment Dates unless revoked by such Noteholder), or (ii) if not, by check mailed to such Noteholder at the address of such Noteholder appearing in the Note Register, the amounts to be paid to such Noteholder pursuant to such Noteholder's Notes.

      (b) In the event that any withholding tax is imposed on the Issuer's payment (or allocations of income) to a Noteholder, such withholding tax shall reduce the amount otherwise distributable to the Noteholder in accordance with this Section. The Indenture Trustee is hereby authorized and directed to retain from amounts otherwise distributable to the Noteholders sufficient funds for the payment of any withholding tax that is legally owed by the Issuer as instructed by the Servicer, in writing in a Monthly Servicer Report (but such authorization shall not prevent the Indenture Trustee from contesting at the expense of the Depositor any such withholding tax in appropriate proceedings, and withholding payment of such withholding tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Noteholder shall be treated as cash distributed to such Noteholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-US Noteholder), the Indenture Trustee may in its sole discretion withhold such amounts in accordance with this clause (b). In the event that a Noteholder wishes to apply for a refund of any such withholding tax, the Indenture Trustee shall reasonably cooperate with such Noteholder in making such claim so long as such Noteholder agrees to reimburse the Indenture Trustee for any out-of-pocket expenses incurred.

      (c) Each Noteholder, by its acceptance of its Note, will be deemed to have consented to the provisions of Section 5.03(b) relating to the priority of payments, and will be further deemed to have acknowledged that no property rights in any amount or the proceeds of any such amount shall vest in such Noteholder until such amounts have been distributed to such Noteholder pursuant to such provisions; provided, that the foregoing shall not restrict the right of any Noteholder, upon compliance with the provisions hereof, from seeking to compel the performance of the provisions hereof by the parties hereto.

      (d) For purposes of federal income, State and local income and franchise and any other income taxes, each Noteholder, by its acceptance of its Note, will be deemed to have agreed to, and hereby instructs the Indenture Trustee to, (i) treat the Notes as indebtedness of the Contributor and its consolidated subsidiaries, (ii) treat the transfer of the Receivables by the Contributor to the Depositor pursuant to the Contribution Agreement as a contribution, (iii) treat the Grant of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture as a pledge and (iv) treat the Issuer as the owner of the Receivables.

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   Section 5.05. Statements to Noteholders; Tax Returns. Within thirty (30) days after the end of each calendar year, the Issuer shall cause the Indenture
Trustee to furnish to each Person who at any time during such calendar year was a Noteholder of record and received any payment thereon (a) a report as to the aggregate of amounts paid during such calendar year to each such Noteholder allocable to principal and allocable to interest for such calendar year or applicable portion thereof during which such Person was a Noteholder and (b) such information required by the Code, to enable such Noteholders to prepare their federal and State income tax returns. The obligation of the Indenture Trustee set forth in this paragraph shall be deemed to have been satisfied to the extent that information shall be provided by the Indenture Trustee, in the form of Form 1099 or other comparable form, pursuant to any requirements of the Code.

      The Issuer shall cause the Servicer, at the Servicer's expense, to cause a firm of Independent Public Accountants to prepare any tax returns required to be filed by the Issuer. The Indenture Trustee, upon reasonable written request, shall furnish the Issuer with all such information in the possession of the Indenture Trustee as may be reasonably required in connection with the preparation of all tax returns of the Issuer.

   Section 5.06. Reports by Indenture Trustee. Within five (5) Business Days after the end of each Collection Period, the Indenture Trustee shall provide or make available electronically (or upon written request, by first class mail or facsimile) to the Contributor, the Depositor, the Agent, each Noteholder and the Servicer a written report setting forth the amount in the Collection Account and the Spread Account, and the identity of the investments included therein. Without limiting the generality of the foregoing, the Indenture Trustee shall, upon the written request of the Contributor, the Depositor or the Agent, promptly transmit to the Contributor, the Depositor or the Agent, as the case may be, copies of all accountings of, and information with respect to, the Collection Account and the Spread Account and payments thereto and therefrom.

   Section 5.07. Final Balances. Upon payment of all principal and interest with regard to the Notes, all other amounts due to the Agent and the Noteholders as expressly provided for in the Transaction Documents (including, without limitation, Increased Costs) and payment of all reasonable fees, charges and other expenses, such as fees and expenses of the Indenture Trustee, all moneys remaining in all Accounts, except moneys necessary to make payments equal to such amounts and payments of principal and interest with respect to the Notes, which moneys shall be held and disbursed by the Indenture Trustee pursuant to this Article V, shall be remitted to the Issuer.

                                   ARTICLE VI

                               REPAYMENT OF NOTES

   Section 6.01. Optional Repayment. (a) The Notes are subject to full or partial repayment prior to the Termination Date, at the option of the Issuer, at any time (the "Repayment Date") upon (i) delivery to the Indenture Trustee, the Noteholders and the Agent not less than three (3) Business Days prior to the date fixed for repayment, of an Officer's Certificate from the Issuer stating the Issuer's election to repay all or a portion of the Notes, (ii) the deposit by the Issuer into the Collection Account, to the extent of any shortfall therein, in the following order of priority, an amount equal to the sum of (A) the Note Interest due on the outstanding principal

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balance of the Notes being repaid, (B) the principal balance of the Notes being repaid, (C) all other amounts of the type specified in clauses First through Seventeenth of Section 5.03(b) accrued and unpaid through the Repayment Date and
(D) an amount sufficient to pay all costs and expenses related to the repayment, including the release of any collateral and re-liening of any collateral. Such repayment shall be in connection with a term securitization or whole loan sale of the Receivables by the Issuer (or a combination thereof), or in connection with other refinancing of the Receivables by the Issuer.

      (b) In connection with any repayment which does not constitute repayment of 100% of the then outstanding Note Principal Balance, the Receivables to be securitized or refinanced, as the case may be, will be selected and released from the lien hereof only so long as: (i) no selection criteria adverse to the Noteholders shall have been used in selecting the Receivables to be securitized or refinanced, as the case may be, and the Servicer shall have described the selection criteria to the Agent's reasonable satisfaction, (ii) after giving effect to the repayment, the representations set forth in Section 2.12(a)(iii) remain true and correct, (iii) after giving effect to the repayment, the Note Principal Balance must not exceed the Note Percentage times the Aggregate Receivable Balance (excluding any Delinquent Receivables and Receivables that are no longer Eligible Receivables), (iv) all remaining Receivables must be Eligible Receivables and (v) the Servicer shall have certified the satisfaction of each of the foregoing clauses (i) through (iv) to each of the Noteholders and the Agent.

      (c) On the Repayment Date, provided that the Indenture Trustee has received such amounts, the Indenture Trustee shall (w) as directed by the Servicer in writing, pay to the Noteholders the principal balance of the Notes being repaid and the Note Interest due thereon and all other amounts due to such Noteholders, (x) pay all other Persons the amounts specified in clauses First through Seventeenth of Section 5.03(b) accrued and unpaid through the Repayment Date, (y) as directed by the Servicer in writing, release any Collections being held in the Collection Account which are attributable solely to the Receivables being repaid to, or at the direction of, the Servicer, and (z) if such repayment is the final repayment in full of the principal balance and all other amounts due to the Noteholders, release any remaining assets in the Trust Estate to the Issuer.

   Section 6.02. Repayment Payments. Prior to the date fixed for repayment, any additional funds required to pay Note Interest and to reduce the Note Principal Balance and to pay all other amounts of the type specified in clauses First through Seventeenth of Section 5.03(b) through the date of such repayment shall be deposited in the Collection Account with the Indenture Trustee to pay, and the Indenture Trustee is hereby authorized and directed to apply such funds to the repayment of, the Notes to be so repaid, together with accrued payments of interest thereon to the Repayment Date and all other amounts in accordance with the payment priority provisions contained in Section 5.03(b). Upon the deposit of funds in full for repayment and payment thereof pursuant to Section 5.04, payments of interest on the Notes or portions thereof thus repaid shall no longer accrue interest on and after the date fixed for such final repayment.

   Section 6.03. Cancellation of Notes. After the expiration of the facility provided for hereunder, all Notes which have been fully repaid, paid in full or retired or received by the

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Indenture Trustee for exchange shall not be reissued but shall be canceled and destroyed in accordance with its customary procedures.

   Section 6.04. Release of Collateral. (a) The Indenture Trustee shall, on or after the Termination Date, release any remaining portion of the Trust Estate from the lien created by this Indenture and shall deposit in the Collection Account any funds then on deposit in any other Account. The Indenture Trustee shall release property from the lien created by this Indenture pursuant to this Section only upon receipt by the Indenture Trustee and the Agent of an Issuer Order accompanied by an Officer's Certificate and an Opinion of Counsel described in Section 314(c)(2) of the Trust Indenture Act of 1939, as amended, and meeting the applicable requirements of Section 10.02.

      (b) The Issuer shall be entitled to obtain a release from the lien of this Indenture for any Receivable at any time (i) after a payment by the Depositor, the Contributor or the Issuer of the Repurchase Price of the Receivable and the deposit of such payment into the Collection Account, or (ii) if the Servicer, in accordance with the terms of the Transaction Documents, delivers to the Indenture Trustee and the Agent a Request for Release in substantially the form of Exhibit B hereto, (A) identifying the Receivables to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Collection Account with respect thereto, and (D) certifying that the amount deposited in the Collection Account (x) equals the Repurchase Price of the Receivable, in the event a Receivable is being released from the lien of this Indenture pursuant to (i) above or (y) equals the entire amount of Insurance Proceeds and Recoveries received or expected to be received with respect to such Receivable and related Financed Vehicle and is being released from the lien of this Indenture in accordance with the terms of the Transaction Documents pursuant to (ii) above; provided, however, the Issuer shall only be entitled to any such release purported to be allowed pursuant to (i) or (ii) above if all other provisions of the Transaction Documents are met.

      (c) Upon satisfaction of the conditions specified in subsection (b), the Indenture Trustee shall release from the lien of this Indenture and deliver to or upon the order of the Issuer (or to or upon the order of the Depositor or the Contributor if it has satisfied its obligations under Section 3.03 of the Servicing Agreement and Section 3.03 of the Contribution Agreement with respect to a Receivable) the Receivable and the related Custodian File. Upon the order of the Issuer, the Indenture Trustee shall authorize a UCC financing statement prepared by the Servicer evidencing such release. The Servicer shall file any such authorized UCC financing statements.

      (d) So long as the Indenture Trustee has neither received notice, nor has actual knowledge, that any Default, Event of Default, Termination Event or Servicer Event of Default shall have occurred and be continuing or shall result from such release, the Indenture Trustee shall release its interest in certain Receivables and collateral related thereto from time to time following its receipt from the Servicer of a request for release in the form of Exhibit B hereto and upon written notification from the Issuer to the Lender Group Agents (with a copy to the Indenture Trustee) of the Issuer's request for release of Receivables. Upon the execution and delivery of a request for release and the satisfaction of such conditions precedent, the applicable Receivables and collateral related thereto shall be released by the Indenture Trustee from the lien of this Indenture. Upon such release, the Issuer shall have the power to direct the disposition of,

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

or enter into agreements relating to, its rights, title and interest in the released Receivables including, but not limited to, a sale thereof to a third party.

                                   ARTICLE VII

                              THE INDENTURE TRUSTEE

   Section 7.01. Duties of Indenture Trustee. (a) If the Indenture Trustee has received notice pursuant to Section 7.02, or a Responsible Officer of the Indenture Trustee shall otherwise have actual knowledge that an Event of Default has occurred and is continuing, the Indenture Trustee shall, at the written direction of the Majority Holders, exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

      (b) Except during the occurrence and continuance of such an Event of
Default:

            (i) The Indenture Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations of the Indenture Trustee shall be read into this Indenture.

            (ii) In the absence of gross negligence or bad faith on its part, the Indenture Trustee may conclusively rely, and shall be fully protected from acting or refraining from acting, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, opinions, resolutions, reports, notices, requests, consents, orders, approvals or other instruments furnished to the Indenture Trustee and conforming to the requirements of this Indenture. The Indenture Trustee shall, however, examine such certificates and opinions to determine whether they conform on their face to the requirements of this Indenture but the Indenture Trustee shall not be required to determine, confirm or recalculate information contained in such certificates or opinions.

      (c) No provision of this Indenture shall be construed to relieve the Indenture Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

            (i) This paragraph does not limit the effect of subsection (b) of this Section 7.01.

            (ii) The Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Indenture Trustee, unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts.

            (iii) The Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from the Noteholders in accordance with this Indenture or for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

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            (iv) Except in connection with the performance of its obligations under Section 3.05(b) hereof, the Indenture Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or to maintain the perfection of any security interest in any Receivable.

      (d) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it. In having reasonable grounds for believing that such repayment or indemnity is not assured to it, the Indenture Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the Trust Estate pursuant to Sections 7.07 and 5.03(b) hereof.

      (e) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to the provisions of this Section 7.01.

      (f) The provisions of subsections (a), (b), (c) and (d) of this Section
7.01 shall apply to any co-trustee or separate trustee appointed by the Issuer and the Indenture Trustee pursuant to Section 7.13 hereof.

      (g) Money held in trust by the Indenture Trustee need not be segregated from other trust funds held by the Indenture Trustee except to the extent required by law.

      (h) The permissive right of the Indenture Trustee to take actions enumerated in this Indenture shall not be construed as a duty, and the Indenture Trustee shall not be answerable for other than its negligence or willful misconduct.

      (i) The Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any account held by the Indenture Trustee resulting from any loss experienced on any Receivables.

      (j) In no event shall the Indenture Trustee be required to take any action that conflicts with any of the provisions of this Indenture or with the Indenture Trustee's fiduciary duties or that adversely affect its rights and immunities hereunder.

      (k) Upon discovery by the Indenture Trustee of the occurrence of a Termination Event, Default, Servicer Event of Default or Event of Default or receipt of notice thereof, the Indenture Trustee shall provide notice thereof to the Noteholders, the Servicer, the Agent and the Issuer. In the event the Servicer does not make available to the Agent all reports of the Servicer and all reports to the Noteholders, upon request of any of the Agent or one of the Rating Agencies, the Indenture Trustee shall make available promptly after such request, copies of such Servicer reports as are in Indenture Trustee's possession to the Agent and the Noteholders.

      (l) In no event shall the Indenture Trustee have any obligations or duties under or have any liabilities whatsoever to Noteholders under ERISA.

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      (m) With respect to all Receivables and any related part of the Trust
Estate released from the Lien of this Indenture, the Indenture Trustee shall assign, without recourse, representation or warranty, to the appropriate Person as directed by the Issuer, prior to the Termination Date, with the consent of the Majority Holders, all the Indenture Trustee's right, title and interest in and to such assets, such assignment being in the form as prepared by the Servicer or the Issuer and acceptable to the Indenture Trustee. Such Person will thereupon own such Receivable and related rights appurtenant thereto free of any further obligation to the Indenture Trustee or the Noteholders with respect thereto. The Indenture Trustee shall also execute and deliver all such other instruments or documents as shall be reasonably requested by any such Person to be required or appropriate to effect a valid transfer of title to a Receivable and the related assets.

      (n) The Indenture Trustee shall, upon reasonable prior notice to the Indenture Trustee by the Agent, permit any representative of the Agent, during the Indenture Trustee's normal business hours, to examine all books of account, records, reports and other papers of the Indenture Trustee relating to the Notes, to make copies and extracts therefrom and to discuss the Indenture Trustee's affairs and actions, as such affairs and actions relate to the Indenture Trustee's duties with respect to the Notes, with the Indenture Trustee's officers and employees responsible for carrying out the Indenture Trustee's duties with respect to the Notes.

      (o) Promptly (but in any event within two Business Days after its receipt thereof) the Indenture Trustee will furnish to each Noteholder and the Agent a copy of each certificate, opinion, report, statement, notice or other communication furnished by or on behalf of the Issuer, the Contributor, the Depositor, the Servicer or the Custodian to the Indenture Trustee (but not to the Noteholders or the Agent) pursuant to the Transaction Documents.

   Section 7.02. Notice of Termination Event, Default, Servicer Event of Default or Event of Default. The Indenture Trustee shall not be required to take notice of or be deemed to have notice or knowledge of any Termination Event, Default, Servicer Event of Default or Event of Default, unless specifically notified in writing at the address set forth in Section 11.04 or until a Responsible Officer of the Indenture Trustee shall have acquired actual knowledge of any Termination Event, Default, Servicer Event of Default or Event of Default. If written notice of the existence of a Termination Event, Default, Event of Default or Servicer Event of Default has been delivered to a Responsible Officer of the Indenture Trustee or a Responsible Officer of the Indenture Trustee has actual knowledge thereof, the Indenture Trustee shall promptly mail to the Agent and each Noteholder notice thereof, but in any event, no later than 5 days after such knowledge or notice occurs.

   Section 7.03. Rights of Indenture Trustee. (a) The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matter stated in any document.

      (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel.

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      (c) The Indenture Trustee shall not be liable for any action it takes or omits to take or any action or inaction it believes in good faith to be authorized or within its rights or powers.

      (d) Except as provided in Section 7.01(b) hereof, the Indenture Trustee shall not be bound to make any investigation into the facts of matters stated in any reports, certificates, payment instructions, opinion, notice, order or other paper or document unless the Indenture Trustee has actual knowledge to the contrary.

      (e) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, but the Indenture Trustee shall be responsible for any willful misconduct or negligence on the part of, and for the supervision of, any such agent, attorney, custodian or nominee appointed by it hereunder. The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

   Section 7.04. Not Responsible for Recitals, Issuance of Notes or Application of Moneys as Directed. The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Indenture Trustee assumes no responsibility for their correctness. The Indenture Trustee makes no representations with respect to the Trust Estate or as to the validity or sufficiency of the Trust Estate or this Indenture or of the Notes. The Indenture Trustee shall not be accountable for the use or application by the Issuer of the proceeds of the Notes. Subject to Section 7.01(b), the Indenture Trustee shall not be liable to any Person for any money paid to the Issuer upon Issuer Order, Servicer instruction or order or direction provided in a Monthly Servicer Report contemplated by this Indenture.

   Section 7.05. May Hold Notes. The Indenture Trustee or any agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not Indenture Trustee or other agent.

   Section 7.06. Money Held in Trust. The Indenture Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments which are obligations of the Indenture Trustee.

   Section 7.07. Compensation and Reimbursement. (a) The Issuer agrees:

            (i) to pay the Indenture Trustee from time to time the Indenture Trustee Fee. The Indenture Trustee's compensation shall not be limited by any law with respect to compensation of a trustee of an express trust and the payments to the Indenture Trustee provided by Article V hereto shall constitute payment due with respect to the applicable fee agreement or letter;

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            (ii) to reimburse the Indenture Trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of this Indenture (including, but not limited to, the reasonable compensation, expenses and disbursements of its agents and counsel and allocable costs of in-house counsel); provided, however, in no event shall the Issuer pay or reimburse the Indenture Trustee or the agents or counsel, including in-house counsel of either, for any expenses, disbursements and advances incurred or made by the Indenture Trustee in connection with any negligent action or inaction on the part of the Indenture Trustee;

            (iii) to indemnify the Indenture Trustee and its officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Indenture Trustee arising out of, or in connection with, the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim of whatever kind or nature, regardless of its merit, demanded, asserted or claimed against the Indenture Trustee, directly or indirectly, in connection with the exercise or performance of any of its powers or duties hereunder, including, without limitation all reasonable attorneys' and consultants' fees and expenses and court costs; provided, however, that:

                  (A) with respect to any such claim the Indenture Trustee shall have given the Issuer, the Contributor, the Agent and the Servicer written notice thereof promptly after the Indenture Trustee shall have actual knowledge thereof, provided, that failure to notify shall not relieve the parties of their obligations hereunder;

                  (B) notwithstanding anything to the contrary in this Section
            7.07(a)(iii), none of the Issuer, the Contributor, the Depositor or the Servicer shall be liable for settlement of any such claim by the Indenture Trustee entered into without the prior consent of the Issuer, the Contributor, the Depositor or the Servicer, as the case may be, which consent shall not be unreasonably withheld or delayed; and

                  (C) the Indenture Trustee, its officers, directors, employees and agents, as a group, shall be entitled to counsel separate from the Issuer, the Contributor, the Depositor and the Servicer; to the extent the Issuer's, the Contributor's, the Depositor's or the Servicer's interests are not (in the determination of the Indenture Trustee) adverse to the interests of the Indenture Trustee, its officers, directors, employees or agents, the Indenture Trustee may agree to be represented by the same counsel as the Issuer, the Contributor, the Depositor or the Servicer.

Such payment obligations and indemnification shall survive the termination of this Indenture and the earlier resignation or removal of the Indenture Trustee. The Indenture Trustee's expenses are intended as expenses of administration.

      (b) The Indenture Trustee shall, on each Payment Date, in accordance with the priority of payment set forth in Section 5.03(b), deduct payment of its fees and expenses

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hereunder from moneys in the Collection Account to the extent not otherwise paid by the Servicer or any other Person.

      (c) The Issuer agrees to assume and to pay, and to indemnify, defend and hold harmless the Indenture Trustee and the Noteholders from any taxes which may at any time be asserted with respect to, and as of the date of, the Grant of the Trust Estate to the Indenture Trustee, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but with respect to the Noteholders only, not including any federal, State or other taxes arising out of the creation or the issuance of the Notes or payments with respect thereto) and costs, expenses and reasonable counsel fees in defending against the same.

      (d) When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 8.01 with respect to the Issuer, if the surviving entity has failed to honor such obligation the expenses are intended to constitute expenses of administration under any insolvency law or under Title 11 of the United States Code.

   Section 7.08. Eligibility; Disqualification. The Indenture Trustee shall always have a combined capital and surplus as stated in Section 7.09, and shall always be a bank or trust company with corporate trust powers organized under the laws of the United States or any State thereof which is a member of the Federal Reserve System and shall be rated at least "Aa2" by Moody's and "A+" by S&P. Except as set forth in Section 7.10(d)(ii), each successor Indenture Trustee must be approved in writing by the Majority Holders.

   Section 7.09. Indenture Trustee's Capital and Surplus. The Indenture Trustee and/or its parent shall at all times have a combined capital and surplus of at least $100,000,000. If the Indenture Trustee publishes annual reports of condition of the type described in Section 310(a)(2) of the Trust Indenture Act of 1939, as amended, its combined capital and surplus for purposes of this
Section 7.09 shall be as set forth in the latest such report.

   Section 7.10. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Indenture Trustee and no appointment of a successor Indenture Trustee pursuant to this Section 7.10 shall become effective until the acceptance of appointment by the successor Indenture Trustee under
Section 7.11.

      (b) The Indenture Trustee may resign at any time by giving written notice thereof to the Issuer, the Servicer, the Agent and each Noteholder. If an instrument of acceptance by a successor Indenture Trustee, which Indenture Trustee shall be acceptable to the Majority Holders, shall not have been delivered to the Indenture Trustee within thirty (30) days after the giving of such notice of resignation, the resigning Indenture Trustee may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

      (c) The Indenture Trustee may be removed at any time by the Majority Holders upon 30 days' prior written notice, delivered to the Indenture Trustee, with copies to the Servicer, the Issuer, the Agent and each Noteholder.

      (d) (i) If at any time the Indenture Trustee shall cease to be eligible under Section 7.08 or 7.09 or shall become incapable of acting or shall be adjudged bankrupt or

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insolvent, or a receiver of the Indenture Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Indenture Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Issuer with the prior written consent of the Majority Holders, by an Issuer Order, or (y) the Majority Holders may remove the Indenture Trustee.

      (ii) If the Indenture Trustee shall be removed pursuant to Sections 7.10(c) or (d) and no successor Indenture Trustee acceptable to the Majority Holders shall have been appointed pursuant to paragraph (e) below and accepted such appointment within thirty (30) days of the date of removal, the removed Indenture Trustee may petition any court of competent jurisdiction for appointment of a successor Indenture Trustee acceptable to the Majority Holders.

      (e) If the Indenture Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Indenture Trustee for any cause, (i) the Issuer, with the prior written consent of the Majority Holders, by an Issuer Order or (ii) the Majority Holders shall promptly appoint a successor Indenture Trustee.

      (f) The Issuer shall give to the Agent and the Noteholders notice of each resignation and each removal of the Indenture Trustee and each appointment of a successor Indenture Trustee. Each notice shall include the name of the successor Indenture Trustee and the address of its Corporate Trust Office.

      (g) The provisions of this Section 7.10 shall apply to any co-trustee or separate trustee appointed by the Issuer and the Indenture Trustee with the consent of the Majority Holders pursuant to Section 7.13 hereof.

   Section 7.11. Acceptance of Appointment by Successor. (a) Every successor Indenture Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Indenture Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Indenture Trustee shall become effective and such successor Indenture Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Indenture Trustee. Notwithstanding the foregoing, on request of the Issuer or the successor Indenture Trustee, such retiring Indenture Trustee shall, upon payment of its fees, expenses and other charges, execute and deliver an instrument transferring to such successor Indenture Trustee all the rights, powers and trusts of the retiring Indenture Trustee and shall duly assign, transfer and deliver to such successor Indenture Trustee all property and money held by such retiring Indenture Trustee hereunder. Upon request of any such successor Indenture Trustee, the Issuer shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Indenture Trustee all such rights, powers and trusts.

      (b) No successor Indenture Trustee shall accept its appointment unless at the time of such acceptance such successor Indenture Trustee shall be qualified and eligible under Sections 7.08 and 7.09.

      (c) Notwithstanding the replacement of the Indenture Trustee, the obligations of the Issuer pursuant to Section 7.07 shall continue for the benefit of the retiring Indenture Trustee.

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   Section 7.12. Merger, Conversion, Consolidation or Succession to Business of
Indenture Trustee. Any corporation or national banking association into which the Indenture Trustee may be merged or converted or with which it may be consolidated, or any corporation, bank, trust company or national banking association resulting from any merger, conversion or consolidation to which the Indenture Trustee shall be a party, or any corporation, bank, trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Indenture Trustee, shall be the successor of the Indenture Trustee hereunder if such corporation, bank, trust company or national banking association shall be otherwise qualified and eligible under Sections
7.08 and 7.09 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto. The Indenture Trustee shall provide the Agent prior written notice of any such transaction. In case any Notes have been authenticated, but not delivered, by the Indenture Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Indenture Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Indenture Trustee had authenticated such Notes.

   Section 7.13. Co-trustees and Separate Indenture Trustees. (a) At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Issuer and the Indenture Trustee shall have power to appoint, with the prior written consent of the Majority Holders (and, upon the written request of the Indenture Trustee, the Issuer shall for such purpose join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint) one or more Persons approved by the Indenture Trustee either to act as co-trustee, jointly with the Indenture Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 7.13. If the Issuer does not join in such appointment within fifteen (15) days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Indenture Trustee alone with the prior written consent of the Majority Holders shall have power to make such appointment.

      (b) Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

      (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

            (i) The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Indenture Trustee hereunder, shall be exercised solely by the Indenture Trustee.

            (ii) The rights, powers, duties and obligations hereby conferred or imposed upon the Indenture Trustee in respect of any property covered by such appointment shall

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      be conferred or imposed upon and exercised or performed by the Indenture
      Trustee or by the Indenture Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Indenture Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed solely by such co-trustee or separate trustee.

            (iii) The Indenture Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of, or remove, any co-trustee or separate trustee appointed under this Section 7.13, and, in case an Event of Default has occurred and is continuing, the Indenture Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Indenture Trustee, the Issuer shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 7.13.

            (iv) No co-trustee or separate trustee hereunder shall be financially or otherwise liable by reason of any act or omission of the Indenture Trustee, or any other such trustee hereunder, and the Indenture Trustee shall not be financially or otherwise liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder.

            (v) Any Act of Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

   Section 7.14. Books and Records. The Indenture Trustee agrees to provide to the Noteholders and the Agent the right during normal business hours upon prior reasonable notice in writing to inspect its books and records insofar as the books and records relate to the functions and duties of the Indenture Trustee pursuant to this Indenture.

   Section 7.15. Control. Upon the Indenture Trustee being adequately indemnified in writing to its satisfaction, the Majority Holders shall have the right to direct the Indenture Trustee with respect to any action or inaction by the Indenture Trustee hereunder, the exercise of any trust or power conferred on the Indenture Trustee, or the conduct of any proceeding for any remedy available to the Indenture Trustee with respect to the Notes or the Trust Estate provided that:

            (a) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Indenture Trustee to financial or other liability (for which it has not been adequately indemnified) or be unduly prejudicial to the Noteholders not approving such direction including, but not limited to and without intending to narrow the scope of this limitation, direction to the Indenture Trustee to act or omit to act, directly or

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      indirectly, to amend, hypothecate, subordinate, terminate or discharge any
      Lien benefiting the Noteholders in the Trust Estate;

            (b) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; and

            (c) except as expressly provided otherwise herein (but only with the consent of or at the direction of the Majority Holders), the Indenture Trustee shall have the authority to take any enforcement action which it reasonably deems to be necessary to enforce the provisions of this Indenture.

   Section 7.16. Suits for Enforcement. If an Event of Default shall occur and be continuing, the Indenture Trustee shall, at the direction of the Majority Holders and upon receipt of an Opinion of Counsel, if it so chooses, proceed to protect and enforce its rights and the rights of any Noteholders under this Indenture by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Indenture or in aid of the execution of any power granted in this Indenture or for the enforcement of any other legal, equitable or other remedy as the Indenture Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Indenture Trustee or any Noteholders, but in no event shall the Indenture Trustee be liable for any failure to act in the absence of direction from the Majority Holders.

                                  ARTICLE VIII

                                EVENT OF DEFAULT

   Section 8.01. Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" hereunder:

            (a) default in the payment of any interest on the Notes when the same becomes due and payable;

            (b) default in the payment of the principal of or any installment of the principal of the Notes on the Maturity Date; or the failure of the Issuer or the Servicer to make any other payment, deposit or transfer required hereunder within two (2) Business Days of its due date;

            (c) the Issuer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, marshaling of assets and liabilities or similar proceedings or relating to the Issuer or relating to all or substantially all of the property of the Issuer, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, marshaling of assets and liabilities or similar proceedings shall have been entered against the Issuer; or the Issuer shall admit in writing its inability to pay all or substantially all of its debts generally as they become due, file (or have filed against it) a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute or make an assignment of all or substantially all of its property for the benefit of its creditors;

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            (d) (i) failure to observe or perform any covenant or obligation of the Issuer set forth in this Indenture (other than the failure to make any required payment with respect to the Notes), which has not been cured within twenty (20) days from the date of receipt by the Issuer of written notice from the Indenture Trustee of such breach or default, or (ii) the failure of the Issuer to deposit into the Collection Account all amounts required to be deposited therein by the required deposit date;

            (e) any representation, warranty or statement of the Issuer (other than certain representations and warranties with respect to the eligibility of the Receivables) contained in this Indenture, the Sale and Servicing Agreement or any report, document or certificate delivered by the Issuer pursuant to the foregoing agreements shall prove to be incorrect in any material respect as of the time when the same shall have been made and, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured within thirty (30) days after written notice thereof shall have been given to the Indenture Trustee and the defaulting party by the Servicer, the Indenture Trustee, the Agent or the Majority Holders;

            (f) the cessation of a valid perfected first priority security interest in the Receivables (the aggregate outstanding balance of which is in excess of $100,000) or the Accounts in favor of the Indenture Trustee which is not cured within three (3) days of receipt of notice thereof;

            (g) any of the Issuer, the Contributor or the Depositor shall become an "investment company" within the meaning of the Investment Company Act; and

            (h) any Termination Event specified in clause (a), (c), (d), (f),
      (g), (h), (i), (j), (k), (l), (m), (n), (o), (p), (q), (r), (s), (u), (v)
      or (w) of the definition thereof.

then in the case of any event described in the foregoing subparagraphs, after the applicable grace period set forth in such subparagraphs, if any, the Indenture Trustee shall give written notice of the occurrence of an Event of Default to the Agent and the Noteholders, and the Indenture Trustee, at the direction of the Majority Holders, shall then give notice in writing to the Contributor, the Depositor, the Backup Servicer and the Issuer that an Event of Default has occurred as of the date of such notice. The Issuer is required to give the Indenture Trustee and the Agent written notice of the occurrence of any Event of Default immediately after actual knowledge thereof.

   Section 8.02. Actions of Indenture Trustee. If an Event of Default shall occur and be continuing, the Indenture Trustee shall, at the direction of the Supermajority Holders, in addition to taking those actions set forth elsewhere in Article VIII hereof, do one or more of the following:

            (a) declare the entire unpaid principal amount of the Notes, all interest accrued and unpaid thereon, interest from the date of the Event of Default, at the Default Rate and all other amounts payable under this Indenture and the other Transaction Documents to become immediately due and payable;

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            (b) take possession of and sell the Trust Estate;

            (c) institute proceedings for collection of amounts due on the Notes or under this Indenture by automatic acceleration or otherwise, or if no such acceleration or collection efforts have been made, or if such acceleration or collection efforts have been made, but have been annulled or rescinded, the Indenture Trustee may elect to take possession of the Trust Estate and collect or cause the collection of the proceeds thereof and apply such proceeds in accordance with the applicable provisions of the Indenture;

            (d) enforce any judgment obtained and collect any amounts adjudged from the Issuer;

            (e) institute any proceedings for the complete or partial foreclosure of the lien created by the Indenture with respect to the Trust Estate; and

            (f) protect the rights of the Indenture Trustee and the Noteholders by taking any appropriate action including exercising any remedy of a secured party under the UCC or any other applicable law.

   Section 8.03. Indenture Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial proceeding relative to the Issuer or any other obligor upon the Notes or the property of the Issuer or of such other obligor or their creditors, the Indenture Trustee (irrespective of whether the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand on the Issuer for the payment of overdue principal or any interest or other amounts) shall, at the written direction of the Majority Holders, by intervention in such proceeding or otherwise,

            (a) file and prove a claim for the whole amount owing and unpaid in respect of the Notes issued hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel) and of the Noteholders allowed in such proceeding, and

            (b) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such proceeding is hereby authorized by each Noteholder to make such payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Indenture Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel, and any other amounts due the Indenture Trustee under Section 7.07.

      Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize and consent to or accept or adopt on behalf of any Noteholder any plan of reorganization,

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arrangement, adjustment, or composition affecting any of the Notes or the rights of any Noteholder thereof, or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

   Section 8.04. Indenture Trustee May Enforce Claim Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Indenture Trustee, with the prior written consent of the Majority Holders or at the direction of the Majority Holders, without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Indenture Trustee shall be brought in its own name as trustee for the benefit of the Noteholders, and any recovery of judgment shall be applied first, to the payment of the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee, its agents and counsel and any other amounts due the Indenture Trustee under Section 7.07 (provided that, any indemnification by the Issuer under Section 7.07 shall be paid only in the priority set forth in Section 5.03(b)) hereof, second, to the Back-up Servicer, if any, for any fees and expenses due to the Back-up Servicer under the Transaction Documents, third, to the Agent, for any fees and expenses due to the Agent hereunder, fourth, for the ratable benefit of the Noteholders for all amounts due to such Noteholders, and fifth, to the Issuer.

   Section 8.05. Knowledge of Indenture Trustee. Any references herein to the knowledge, discovery or learning of the Indenture Trustee shall mean and refer to a Responsible Officer of the Indenture Trustee.

   Section 8.06. Limitation on Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder unless:

            (a) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

            (b) the Majority Holders shall have made written request to the Indenture Trustee to institute Proceedings in respect of such Event of Default in its own name as Indenture Trustee hereunder;

            (c) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (d) the Indenture Trustee for 30 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such Proceedings; and

            (e) no direction inconsistent with such written request has been given to the Indenture Trustee during such 30-day period by the Majority Holders;

it being understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders, or to obtain or to seek to obtain priority or

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preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

   Section 8.07. Unconditional Right of Noteholders to Receive Principal and Interest. The Noteholders shall have the right, which is absolute and unconditional, subject to the express terms of this Indenture, to receive payment of principal and interest on such Notes, subject to the respective relative priorities provided for in this Indenture, as such principal and interest becomes due and payable from the Trust Estate and to institute Proceedings for the enforcement of any such payment, and such right shall not be impaired except as expressly permitted herein without the consent of such Holders.

   Section 8.08. Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Indenture Trustee or to such Noteholder, then, and in every case, the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

   Section 8.09. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 2.08 hereof, no right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

   Section 8.10. Delay or Omission; Not Waiver. No delay or omission of the Indenture Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article VIII or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

   Section 8.11. Control by Noteholders. The Majority Holders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee; provided that:

            (a) such direction shall not be in conflict with any rule of law or with this Indenture including, without limitation, any provision hereof which expressly provides for approval by a greater percentage of the aggregate principal amount of all Outstanding Notes;

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            (b) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 7.01 hereof, the Indenture Trustee need not take any action which a Responsible Officer or Officers of the Indenture Trustee in good faith determines might involve it in personal liability (unless the Indenture Trustee is furnished with the reasonable indemnity referred to in Section 8.11(c) below); and

            (c) the Indenture Trustee has been furnished reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith.

   Section 8.12. Waiver of Certain Events by Less than All Noteholders. The Supermajority Holders may, on behalf of the Holders of all the Notes, waive any past Termination Event, Default, Event of Default or Servicer Event of Default hereunder, and its consequences, except:

            (a) a Default in the payment of the principal of or interest on any Note, or a Default caused by the Issuer becoming an "investment company" under the Investment Company Act of 1940, as amended, or

            (b) in respect of a covenant or provision hereof which under Article IX hereof cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

      Upon any such waiver, such Termination Event, Default, Event of Default or Servicer Event of Default shall cease to exist, and any Termination Event, Default, Event of Default or Servicer Event of Default or other consequence arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Termination Event, Default, Event of Default or Servicer Event of Default or impair any right consequent thereon.

   Section 8.13. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 8.13 shall not apply to any suit instituted by the Indenture Trustee or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Maturity Date expressed in such Note.

   Section 8.14. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby

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expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

   Section 8.15. Sale of Trust Estate. (a) The power to effect any sale of any portion of the Trust Estate pursuant to this Article VIII shall not be exhausted by any one or more sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate securing the Notes shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale.

      (b) The Indenture Trustee shall not, in any private sale, sell to a third party the Trust Estate, or any portion thereof unless the Majority Holders direct the Indenture Trustee to make such sale; provided, however, that either
(x) such sale does not result in any Note receiving less than all of its outstanding principal, accrued interest to the date of such sale and all other amounts due and owing to the related Noteholders as of the date of such sale, and the Indenture Trustee and the Backup Servicer receive all amounts owed them or (y) 100% of the Holders have consented to such sale.

      (c) The Indenture Trustee or any Noteholder may bid for and acquire any portion of the Trust Estate in connection with a public or private sale thereof, and in lieu of paying cash therefor, any Noteholder may make settlement for the purchase price by crediting against amounts owing on the Notes of such Holder or other amounts owing to such Holder secured by this Indenture, that portion of the net proceeds of such sale to which such Holder would be entitled, after deducting the reasonable costs, charges and expenses incurred by the Indenture Trustee or the Noteholders in connection with such sale. The Notes need not be produced in order to complete any such sale, or in order for the net proceeds of such sale to be credited against the Notes. The Indenture Trustee or the Noteholders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

      (d) The Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a sale thereof. In addition, the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a sale thereof, and to take all action necessary to effect such sale. No purchaser or transferee at such a sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

      (e) The method, manner, time, place and terms of any sale of all or any portion of the Trust Estate shall be commercially reasonable.

   Section 8.16. Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the

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levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

                                   ARTICLE IX

                            SUPPLEMENTAL INDENTURES

   Section 9.01. Supplemental Indentures Without Noteholder Approval. (a) With prior written notice to the Agent and the Noteholders, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more amendments or indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

            (i) to correct, amplify or add to the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property;

            (ii) to evidence the succession of another Person to either the Issuer or the Indenture Trustee in accordance with the terms hereof, and the assumption by any such successor of the covenants of the Issuer or the Indenture Trustee contained herein and in the Notes;

            (iii) to add to the covenants of the Issuer or the Indenture Trustee, for the benefit of the Noteholders or to surrender any right or power herein conferred upon the Issuer; or

            (iv) to effect any matter specified in Section 9.06 hereof.

      (b) Promptly after the execution by the Issuer and the Indenture Trustee of any amendment or supplemental indenture pursuant to this Section 9.01, the Indenture Trustee shall mail to the Noteholders and the Agent a copy of such supplemental indenture. Any failure of the Indenture Trustee to mail such copy shall not, however, in any way impair or affect the validity of any such amendment or supplemental indenture.

   Section 9.02. Supplemental Indentures with Consent of Noteholders. (a) With the prior written consent of each Noteholder affected thereby, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, may enter into an amendment or a supplemental indenture for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of the Noteholders under the Indenture for the following purposes:

            (i) change the Maturity Date of the principal of any Note, or the due date of any payment of interest on any Note, or reduce the principal amount thereof, or the interest rate thereon, change the place of payment where, or the coin or currency in which any Note or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of interest due on any Note on or after the due date thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of

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      any Note on or after the Maturity Date thereof or change any provision of
      Article VI hereof;

            (ii) reduce the percentage of the principal balance of the Outstanding Notes, the consent of the Noteholders of which is required to approve any such supplemental indenture; or the consent of the Noteholders of which is required for any waiver of compliance with provisions of the Indenture or Termination Events or Events of Default or Servicer Events of Default under this Indenture or under the Sale and Servicing Agreement and their consequences provided for in this Indenture or for any other purpose hereunder;

            (iii) modify any of the provisions of this Section 9.02;

            (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

            (v) permit the creation of any other Lien with respect to any part of the Trust Estate or terminate the Lien of this Indenture on any property at any time subject hereto or, except with respect to any action which would not have a material adverse effect on any Noteholder (as evidenced by an Opinion of Counsel to such effect), deprive the Noteholder of the security afforded by the lien of this Indenture.

      (b) With the prior written consent of the Noteholders constituting Supermajority Holders, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, may enter into an amendment or a supplemental indenture for the purpose of (i) modifying the definition of "Termination Event", any provision of
Section 8.01 hereof or (ii) waiving the existence of any Termination Event or Event of Default.

      (c) With the consent of the Majority Holders, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more amendments or indentures supplemental hereto, in form and substance satisfactory to the Indenture Trustee for the purpose of modifying, eliminating or adding to the provisions of this Indenture; provided, that such supplemental indentures shall not have any of the effects described in paragraphs (i) through (v) of Section 9.02(a) or Section 9.02(b) of this Indenture; provided, further, that such action shall not adversely affect the interests of any Noteholder (without the prior written consent of such Noteholder).

      (d) Promptly after the execution by the Issuer and the Indenture Trustee of any amendment or supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Noteholders and the Agent a copy of such supplemental indenture. Any failure of the Indenture Trustee to mail such copy shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      (e) Whenever the Issuer or the Indenture Trustee solicits a consent to any amendment or supplement to the Indenture, the Issuer shall fix a record date in advance of the solicitation of such consent for the purpose of determining the Noteholders entitled to consent to such amendment or supplement. Only those Noteholders at such record date shall be entitled to

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consent to such amendment or supplement whether or not such Noteholders continue to be Holders after such record date.

   Section 9.03. Execution of Amendments and Supplemental Indentures. In executing, or accepting the additional trusts created by, any amendment or supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Indenture Trustee's own rights, duties or immunities under this Indenture or otherwise.

   Section 9.04. Effect of Amendments and Supplemental Indentures. Upon the execution of any amendment or supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes which have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

   Section 9.05. Reference in Notes to Amendments and Supplemental Indentures. Notes authenticated and delivered after the execution of any amendment or supplemental indenture pursuant to this Article IX may, and if required by the Issuer shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

   Section 9.06. Indenture Trustee to Act on Instructions. Notwithstanding any provision herein to the contrary (other than Section 9.02), in the event the Indenture Trustee is uncertain as to the intention or application of any provision of this Indenture or any other agreement to which it is a party, or such intention or application is ambiguous as to its purpose or application, or is, or appears to be, in conflict with any other applicable provision thereof, or if this Indenture or any other agreement to which it is a party permits or does not prohibit any determination by the Indenture Trustee, or is silent or incomplete as to the course of action which the Indenture Trustee is required or is permitted or may be permitted to take with respect to a particular set of facts or circumstances, the Indenture Trustee shall, at the expense of the Issuer, request and rely upon the following: (a) written instructions of the Issuer directing the Indenture Trustee to take certain actions or refrain from taking certain actions, which written instructions shall contain a certification that the taking of such actions or refraining from taking certain actions is in the best interest of the Noteholders, and (b) prior written consent of the Majority Holders. In such case, the Indenture Trustee shall have no liability to the Issuer or the Noteholders for, and the Issuer shall hold harmless the Indenture Trustee from, any liability, costs or expenses arising from or relating to any action taken by the Indenture Trustee acting upon such instructions, and the Indenture Trustee shall have no responsibility to the Noteholders with respect to any such liability, costs or expenses.

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                                   ARTICLE X

                                 MISCELLANEOUS

   Section 10.01. Compliance Certificates and Opinions; Furnishing of Information. Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee a certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with or an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of certificates and Opinions of Counsel are specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or Opinion of Counsel need be furnished.

   Section 10.02. Form of Documents Delivered to Indenture Trustee. (a) If several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by outside counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion or any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of any relevant Person, stating that the information with respect to such factual matters is in the possession of such Person, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Indenture Trustee may reasonably rely upon the opinion of such other counsel.

      (c) Where any Person is required to make, give or execute two or more applications, requests, consents, notices, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      (d) Wherever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer or the Servicer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's or the Servicer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such notice or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions

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

precedent to the right of the Issuer to have such application granted or to the sufficiency of such notice or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.01(b)(ii).

      (e) Wherever in this Indenture it is provided that the absence of the occurrence and continuation of a Termination Event, Default, an Event of Default or a Servicer Event of Default is a condition precedent to the taking of any action by the Indenture Trustee at the request or direction of the Issuer, then notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's or the Indenture Trustee's right to make such request or direction, the Indenture Trustee shall be protected in acting in accordance with such request or direction if it does not have actual knowledge of the occurrence and continuation of such Termination Event, Default, Event of Default or Servicer Event of Default.

   Section 10.03. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 10.03.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

      (c) The ownership of Notes shall be proved by the Note Register.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration or transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Notes.

   Section 10.04. Notices, Etc. Any request, demand, authorization, direction, notice, consent, waiver or act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

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      (a) the Indenture Trustee, by any Noteholder, the Agent or by the Issuer,
shall be in writing and shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, or by telephonic facsimile transmission and overnight delivery service, postage prepaid, and received by, a Responsible Officer of the Indenture Trustee at its Corporate Trust Office listed below, or

      (b) any other Person shall be in writing and shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, or by telephonic facsimile transmission and overnight delivery service, postage prepaid, at the address listed below or at any other address previously furnished in writing to the Indenture Trustee by the applicable Person.

To the Indenture Trustee:    JPMorgan Chase Bank, N.A.
                             600 Travis St., 9th Floor
                             Houston, TX 77002
                             Attention: Structured Finance - Bay View 2005
                             Phone: (713) 216-3682
                             Fax: (212) 216-4880

To the Issuer:               Bay View 2005 Warehouse Trust
                             c/o Wilmington Trust Company
                             Rodney Square North
                             1100 North Market Street
                             Wilmington, DE 19890-0001
                             Attention: Corporate Trust Administration
                             Phone: (302) 636-6119
                             Fax: (302) 636-4148

    with a copy to:          Bay View Acceptance Corporation
                             1840 Gateway Drive, Suite 300
                             San Mateo, CA 94404
                             Attention: Counsel
                             Phone: (650) 312-6807
                             Fax: (650) 573-6381

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To the Agent:                JP Morgan Chase Bank, N.A.
                             Asset Backed Finance
                             Suite IL1-00594, 1-19
                             1 Bank One Plaza
                             Chicago, Illinois 60670-0079
                             Fax: (312) 732-1844

                             Harris Nesbitt Corp.
                             Address: 115 S. LaSalle St., Floor 13W
                             Chicago, IL 60603
                             Attn: Conduit Administration
                             Phone: 312-461-5640
                             Fax: 312-461-3189
                             Email: fundingdesk@harrisnesbitt.com

To the Initial Purchasers:   Fairway Finance Company, LLC
                             Address: c/o Lord Securities Corporation
                             48 Wall Street, 27th Floor
                             New York, New York 10005
                             Attn: Orlando Figueroa
                             Phone: (212) 346-9007
                             Fax: (212) 346-9012
                             Email: of@lordspv.com

                             Copy to:

                             Harris Nesbitt Corp.
                             Address: 115 S. LaSalle St., Floor 13W
                             Chicago, IL 60603
                             Attn: Conduit Administration
                             Phone: 312-461-5640
                             Fax: 312-461-3189
                             Email: fundingdesk@harrisnesbitt.com

                             Falcon Asset Securitization
                             Asset Backed Finance
                             Suite IL1-0079
                             1 Bank One Plaza
                             Chicago, IL 60670-0079
                             Fax: 312-732-3600

   Section 10.05. Notices and Reports to Noteholders; Waiver of Notices. (a) Where this Indenture provides for notice to Noteholders of any event or the mailing of any report to the Noteholders, such notice or report shall be written and shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class, postage-prepaid, to each Noteholder affected by such event or to whom such report is required to be mailed, at the address of such Noteholder as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

      (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      (c) If, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to the Agent or the Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

   Section 10.06. Rules by Indenture Trustee. The Indenture Trustee may make reasonable rules for any meeting of Noteholders.

   Section 10.07. Issuer Obligation. No recourse may be taken, directly or indirectly, against (a) any incorporator, subscriber to the capital stock, stockholder, officer, employee, agent or director of the Issuer or of any predecessor of the Issuer, (b) any partner, beneficiary, agent, trustee, officer, director, employee, or successor or assign of a holder of a beneficial interest in the Issuer or the Owner Trustee, (c) any incorporator, subscriber to the capital stock, stockholder, officer, director, employee or agent of the Indenture Trustee or any predecessor or successor of the Indenture Trustee, or
(d) any incorporator, subscriber to capital stock, stockholder, officer, director, employee or agent of the Indenture Trustee or any predecessor or successor thereof, with respect to the Issuer's obligations with respect to the Notes or any of the statements, representations, covenants, warranties or obligations of the Issuer under this Indenture or any Note or other writing delivered in connection herewith or therewith.

   Section 10.08. Enforcement of Benefits. The Agent, the Indenture Trustee (with the consent of the Majority Holders), and the Noteholders shall be entitled to enforce and, at the direction of the Agent, the Indenture Trustee shall enforce the covenants and agreements of the Servicer and the Contributor contained in the Sale and Servicing Agreement, the Contribution Agreement and each other Transaction Document.

   Section 10.09. Effect of Headings and Table of Contents. The Section and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

   Section 10.10. Successors and Assigns. All covenants and agreements in this Indenture by the Issuer and the Indenture Trustee shall bind their respective successors and assigns, whether so expressed or not.

   Section 10.11. Separability. If any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Indenture, a provision as similar in its terms and purpose to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

   Section 10.12. Benefits of Indenture. The Agent and its successors and assigns shall be third-party beneficiaries to the provisions of this Indenture, and shall be entitled to rely upon and directly to enforce such provisions of this Indenture. Nothing in this Indenture or in the Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Agent, any separate trustee or co-trustee appointed under Section
7.13 and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

   Section 10.13. Legal Holidays. If the date of any Payment Date or any other date on which principal of or interest on any Note is proposed to be paid or any date on which mailing of notices by the Indenture Trustee to any Person is required pursuant to any provision of this Indenture, shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment or mailing of such notice need not be made on such date, but may be made or mailed on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Payment Date or other date for the payment of principal of or interest on any Note, or as if mailed on the nominal date of such mailing, as the case may be, and in the case of payments, no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day; provided further, however, that if any such payment is a payment of Note Interest calculated based on LIBOR, and such next succeeding Business Day is in a different calendar month then the scheduled Payment Date, then such payment shall be made on the Business Day next preceding such scheduled Payment Date.

   Section 10.14. Governing Law. This Indenture and each Note shall be construed in accordance with and governed by the substantive laws of the State of New York (including New York General Obligations Laws Sections 5-1401 and 5-1402, but otherwise without regard to conflict of law provisions thereof, except with regard to the UCC) applicable to agreements made and to be performed therein.

   Section 10.15. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

   Section 10.16. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, the Issuer shall effect such recording at its expense in compliance with an Opinion of Counsel to the effect that such recording is necessary either for the protection of the Noteholders or any other person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture or the Sale and Servicing Agreement or any other Transaction Document.

   Section 10.17. Further Assurances. The Issuer agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Indenture Trustee or the Agent more fully to effect the purposes of this Indenture, including, without limitation, the execution of any financing statements or continuation statements relating to the Trust Estate for filing under the provisions of the UCC of any applicable jurisdiction.

   Section 10.18. No Bankruptcy Petition Against the Issuer. The Indenture Trustee agrees (and the Agent and each Noteholder by acceptance of the Notes shall be deemed to agree) that, prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Notes, it will not institute against the Issuer or the Depositor, or join any other Person in instituting against the Issuer or the Depositor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any State of the United States. This Section 10.18 shall survive the termination of this Indenture.

   Section 10.19. Limitation of Liability. Notwithstanding any other provision herein or elsewhere, this Indenture has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Issuer under the Issuer Trust Agreement, and in no event shall Wilmington Trust Company or the Owner Trustee have any liability in respect of the representations, warranties, or obligations of the Issuer hereunder or under any other Transaction Document, as to all of which recourse shall be had solely to the assets of the Issuer, and for all purposes of this Indenture and each other Transaction Document the Owner Trustee and Wilmington Trust Company shall be entitled to the benefits of the Issuer Trust Agreement.

   Section 10.20. Limitation on Recourse. Notwithstanding any provision herein to the contrary, the obligations of the Issuer shall not be a general obligation of, or construed as permitting recourse to, the Issuer; it being understood that the sole recourse of any party with respect to the payment obligations of the Issuer shall be the Monthly Available Funds and such obligations shall be paid in accordance with the priority of payments set forth in Section 5.03(b) hereof.

   Section 10.21. Confidentiality. (a) The Issuer, the Servicer, the Agent and each Noteholder shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Indenture and the other confidential or proprietary information with respect to the Issuer, the Servicer, the Agent and each Noteholder and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that Issuer, the Servicer, the Agent and each Noteholder and its officers and employees may disclose such information to such party's external accountants and attorneys, as required by any applicable law or order of any judicial or administrative proceeding, and as may be required in connection with any examination by applicable regulatory authorities.

      (b) Anything herein to the contrary notwithstanding, each of the Issuer and the Servicer hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Agent, each Noteholder or the Financial Institutions by each other, (ii) by the Agent, the Financial Institutions or the Noteholders to any prospective or actual assignee or participant of any of them,
(iii) by the Agent, the Financial Institutions or any Noteholder to any Rating Agency or Commercial Paper dealer, and (iv) by the Agent to any provider of a surety, guaranty or credit or liquidity enhancement to the Noteholder or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which JPMorgan Chase Bank, N.A. acts as the agent or administrator and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing; provided that in the case of any party identified in clauses (ii) and (iv) above, such party shall have agreed to abide by the confidentiality provisions set forth in this Section. In addition, the Noteholders, the Financial Institutions and the Agent may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

      (c) Without limiting the generality of the foregoing, the parties hereto agree that their use and disclosure of any such confidential or proprietary information shall be in compliance with all applicable laws and regulations.

                                   ARTICLE XI

                                  TERMINATION

   Section 11.01. Termination of Indenture. (a) This Indenture shall terminate on or after the Termination Date upon the payment to the Noteholders and the Indenture Trustee of all amounts required to be paid to them pursuant to this Indenture, and the conveyance and transfer of all right, title and interest in and to the Receivables and other property and funds in the Trust Estate to the Issuer. The Issuer shall promptly notify the Indenture Trustee of any prospective termination pursuant to this Article XI.

      (b) Notice of any prospective termination, specifying the Payment Date for payment of the final payment and requesting the surrender of the Notes for cancellation, shall be given promptly by the Indenture Trustee by letter to the Noteholders as of the applicable Record Date and the Agent upon the Indenture Trustee receiving written notice of such event from the Issuer or the Servicer. The Issuer or the Servicer shall give such notice to the Indenture Trustee not later than the 5th day of the month of the final Payment Date stating (A) the Payment Date upon which final payment of the Notes shall be made, (B) the amount of any such final payment, and (C) the location for presentation and surrender of the Notes. Surrender of the Notes shall be a condition of payment of such final payment.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Issure and the Indenture Trustee have caused this indenture to be duly executed as of the day and year first above written.

                                   BAY VIEW 2005 WAREHOUSE TRUST,
                                     as Issure

                                   By: WILMINGTON TRUST COMPANY,
                                         not in its individual
                                         capacity but solely as Owner Trustee

                                   By: /s/ Anita E Dallago
                                       ----------------------
                                       Name: Anita E Dallago
                                       Title: Senior Financial Services Officer

                          SIGNATURE PAGE TO INDENTURE

                                       JPMORGAN CHASE BANK, N.A, as Indenture
                                       Trustee

                                       By: /s/ Mary Jo Davis
                                           ----------------------
                                           Name: Mary Jo Davis
                                           Title: Vice President

AGREED AND ACKNOWLEDGED:

BAY VIEW ACCEPTANCE CORPORATION,
as Servicer

By: /s/ John K. Okubo
    --------------------
    Name: John K. Okubo
    Title: Chief Financial Officer

                                   Schedule I

                        Schedule of Initial Receivables

                                   EXHIBIT A

                                    FORM OF
                        NOTICE OF FUNDING, CERTIFICATION
                            AND FUNDING CERTIFICATE

To:   JPMorgan Chase Bank, N.A.
      600 Travis St., 9th Floor
      Houston, Texas 77002
      Attn: Structured Finance - Bay View 2005

      JPMorgan Chase Bank, N.A.
      Asset Backed Finance
      Suite IL1-0594
      1 Bank One Plaza
      Chicago, Illinois 60670-0079

      Harris Nesbitt Corp.
      Address: 115 S. LaSalle St., Floor 13W
      Chicago, IL 60603
      Attn: Conduit Administration

      Reference is made to (i) the Indenture, dated as of June 20, 2005 (as amended, supplemented, or otherwise modified from time to time in accordance with its terms, the "Indenture"), by and between Bay View 2005 Warehouse Trust, as issuer (the "Issuer") and JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture Trustee"), (ii) the Custodian Agreement, dated as of June 20, 2005 (as amended, supplemented, or otherwise modified from time to time in accordance with its terms, the "Custodian Agreement"), among Issuer, Indenture Trustee and Bay View Acceptance Corporation ("Bay View Acceptance"), as custodian (in such capacity, the "Custodian"), (iii) the Contribution Agreement, dated as of June 20, 2005 (as amended, supplemented, or otherwise modified from time to time in accordance with its terms, the "Contribution Agreement"), by and between Bay View Acceptance, as contributor (in such capacity, the "Contributor") and Bay View Warehouse Corporation, as depositor (the "Depositor"), and (iv) the Sale and Servicing Agreement, dated as of June 20, 2005 (as amended, supplemented, or otherwise modified from time to time in accordance with its terms, the "Sale and Servicing Agreement"), by and among the Issuer, the Depositor, the Indenture Trustee, Systems & Services Technologies, Inc., as backup servicer, and Bay View Acceptance, as Contributor and Servicer. Unless otherwise defined herein, capitalized terms have the meanings set forth in the Indenture and to the extent not defined therein, in the Custodian Agreement.

                                   ARTICLE 1
                              [NOTICE OF FUNDING]
                        [SEE EXHIBIT C TO THE INDENTURE]

                                   ARTICLE 2
                                [CERTIFICATION]
                   [SEE EXHIBIT A TO THE CUSTODIAN AGREEMENT]

                                   ARTICLE 3
                              FUNDING CERTIFICATE

      This Funding Certificate is being issued in accordance with Section 2.12 of the Indenture.

      The Issuer, the Contributor, and the Depositor, as transferee, hereby certify that:

      (a) The matters set forth in Section 3.02 of the Contribution Agreement are true and correct, and that the matters set forth in Section 3.02 of the Sale and Servicing Agreement are true and correct as of the date hereof. All Receivables to be acquired on the Funding Date to occur on or before __________________ constitute Eligible Receivables.

      (b) the representations and warranties of the Issuer set forth in Section
3.12 of the Indenture are true and correct as of the date hereof;

      (c) the documents listed in Section 2.12 of the Indenture have been delivered to the Custodian;

      (d) the requirements stated in Section 2.12 of the Indenture regarding the Subsequent Transfer to be effected on the Funding Date have been met; and

      (e) no Termination Event, Default, Event of Default or Servicer Event of Default has occurred or is continuing.

      (f) All conditions in Article IV of the Contribution Agreement and Article IV of the Sale and Servicing Agreement have been met.

      This Notice of Funding, Certification and Funding Certificate may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                           [SIGNATURE PAGES FOLLOWS]

      By signing in the space provided below, the Issuer hereby acknowledges and agrees that it is becoming a party to this Notice of Funding, Certification and Funding Certificate for, and will only be bound, by the certifications it has made as contained in Articles 1 and 3 hereof.

                                       BAY VIEW 2005 WAREHOUSE TRUST, AS ISSUER

                                       BY: WILMINGTON TRUST COMPANY, not in its
                                       individual capacity, but solely as Owner
                                       Trustee

                                       BY: _________________________________
                                       NAME: _______________________________
                                       TITLE: ______________________________

      By signing in the space provided below, the Depositor (i) hereby acknowledges and agrees that it is becoming a party to this Notice of Funding, Certification and Funding Certificate for, and will only be bound, by the certifications it has made as contained in Articles 1 and 3 hereof and (ii) as the Certificateholder of the Issuer, hereby directs the Owner Trustee indicated above to execute this Notice of Funding, Certification and Funding Certificate to the extent set forth herein on behalf of the Issuer.

                                       BAY VIEW WAREHOUSE CORPORATION, AS
                                       DEPOSITOR

                                       BY: ________________________________
                                       NAME: JOHN K. OKUBO
                                       TITLE: SENIOR VICE PRESIDENT, CHIEF
                                       FINANCIAL OFFICER AND TREASURER

      By signing in the space provided below, Bay View Acceptance as Contributor and Custodian, as applicable, hereby acknowledges and agrees that it is becoming a party to this Notice of Funding, Certification and Funding Certificate for, and will be bound, by the certifications it has made as contained in Articles 1, 2 and 3 hereof.

                                       BAY VIEW ACCEPTANCE CORPORATION, AS
                                       CONTRIBUTOR AND CUSTODIAN

                                       BY: _______________________________
                                       NAME: JOHN K. OKUBO
                                       TITLE: CHIEF FINANCIAL OFFICER

                                    EXHIBIT B

                               REQUEST FOR RELEASE

TO:   JPMorgan Chase Bank, N.A.
      600 Travis St., 9th Floor
      Houston, Texas 77002
      Attn: Structured Finance - Bay View 2005

      Harris Nesbitt Corp.
      Address: 115 S. LaSalle St., Floor 13W
      Chicago, IL 60603
      Attn: Conduit Administration

      JPMorgan Chase Bank, N.A.
      Asset Backed Finance
      Suite IL1-0594
      1 Bank One Plaza
      Chicago, Illinois 60670-0079

      Pursuant to Section 6.04 of the Indenture, dated as of June 20, 2005 (as amended, modified or otherwise supplemented from time to time, the "Indenture"), by and between Bay View 2005 Warehouse Trust, as issuer (the "Issuer") and JPMorgan Chase Bank, N.A. (as indenture trustee (the "Indenture Trustee"), the undersigned, as Servicer, requests that the Indenture Trustee (i) release its lien under the Indenture in the Receivables identified on Schedule I hereto (the "Released Receivables") and the related Custodian Files and (ii) authorize the preparation and filing by the Servicer of all UCC financing statement amendments necessary to terminate all of the Indenture Trustee's interest in the Released Receivables, in each case by countersigning this Request for Release below. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Indenture.

      The Servicer hereby certifies that $______________ has been deposited in the Collection Account and that such amount equals the Repurchase Price of the Released Receivables (the "Repurchase Price").

      Pursuant to the receipt in immediately available funds of the Repurchase Price, the Indenture Trustee hereby releases its lien under the Indenture in the Released Receivables. Pursuant to Section 6.04 of the Indenture, upon the release contemplated herein, the Issuer shall have the power to direct the disposition of, or enter into agreements relating to, its rights, title and interest in the Released Receivables including, but not limited to, a sale thereof to a third party.

      This Request for Release may be executed in multiple counterparts, each of which will be deemed an original and all of which together shall constitute one agreement. Delivery of an executed counterpart of a signature page to this Request for Release by facsimile or other electronic transmission shall be effective as delivery of a manually executed original counterpart thereof.

                           [SIGNATURE PAGE TO FOLLOW]

DATE: ____________, _______ BAY VIEW ACCEPTANCE CORPORATION, as
                             Servicer

                            By: ___________________________
                                Name: _____________________
                                Title: ____________________

ACKNOWLEDGED AND AGREED TO
HIS _____ DAY OF _______________:

BAY VIEW ACCEPTANCE CORPORATION, as
 Custodian

By:__________________________
   Name: ____________________
   Title: ___________________

ACKNOWLEDGED AND AGREED TO
THIS _____ DAY OF ____________________:
(with respect to the receipt of the
Repurchase Price and the release of its lien)

JPMORGAN CHASE BANK, N.A.,
as Indenture Trustee

By:__________________________
   Name: ____________________
   Title: ___________________

                                   SCHEDULE I
                             TO REQUEST FOR RELEASE

                              RELEASED RECEIVABLES

                                    EXHIBIT C

                                     FORM OF
                        NOTICE OF FUNDING, CERTIFICATION
                             AND FUNDING CERTIFICATE

To:   JPMorgan Chase Bank, N.A.
      600 Travis St., 9th Floor
      Houston, Texas 77002
      Attn: Structured Finance - Bay View 2005

      Harris Nesbitt Corp.
      Address: 115 S. LaSalle St., Floor 13W
      Chicago, IL 60603
      Attn: Conduit Administration

      JPMorgan Chase Bank, N.A.
      Asset Backed Finance
      Suite IL1-0594
      1 Bank One Plaza
      Chicago, Illinois 60670-0079

      Reference is made to (i) the Indenture, dated as of June 20, 2005 (as amended, supplemented, or otherwise modified from time to time in accordance with its terms, the "Indenture"), by and between Bay View 2005 Warehouse Trust, as issuer (the "Issuer") and JPMorgan Chase Bank, N.A., as indenture trustee (the "Indenture Trustee"), (ii) the Custodian Agreement, dated as of June 20, 2005 (as amended, supplemented, or otherwise modified from time to time in accordance with its terms, the "Custodian Agreement"), among Issuer, Indenture Trustee and Bay View Acceptance Corporation ("Bay View Acceptance"), as custodian (in such capacity, the "Custodian"), (iii) the Contribution Agreement, dated as of June 20, 2005 (as amended, supplemented, or otherwise modified from time to time in accordance with its terms, the "Contribution Agreement"), by and between Bay View Acceptance, as contributor (in such capacity, the "Contributor") and Bay View Warehouse Corporation, as depositor (the "Depositor"), and (iv) the Sale and Servicing Agreement, dated as of June 20, 2005 (as amended, supplemented, or otherwise modified from time to time in accordance with its terms, the "Sale and Servicing Agreement"), by and among the Issuer, the Depositor, the Indenture Trustee, Systems & Services Technologies, Inc., as backup servicer, and Bay View Acceptance, as Contributor and Servicer. Unless otherwise defined herein, capitalized terms have the meanings set forth in the Indenture and to the extent not defined therein, in the Custodian Agreement.

                                    ARTICLE 1
                                NOTICE OF FUNDING

      In accordance with the Indenture, the Issuer, Bay View Acceptance and Depositor hereby give notice of the Funding Date to occur on or before __________________ for each of the Subsequent Receivables listed on the Schedule of Receivables attached hereto.

      The Aggregate Receivable Balance of such Subsequent Receivables, the Aggregate Receivable Balance after adding such Subsequent Receivables, the Note Principal Balance for each of the Notes, and the Receivables Advance Amount, are as follows:

Aggregate Receivable Balance of
Subsequent Receivables as of the
Cutoff Date:                                          $____________

Aggregate Receivable Balance
after addition of Subsequent
Receivables:                                          $____________

Note Principal Balance for the
Notes as of Funding Date:                             $____________

Aggregate Receivables Advance
Amount:                                               $____________
        [Break down above aggregate
        Advance Amount by each
        purchaser based upon its
        Noteholder Pro Rata Share]                    $____________

      The Issuer, Bay View Acceptance, as Contributor and Custodian, and Depositor hereby certify that, in connection with the Funding Date specified above, each has complied with all terms and provisions specified in Section 2.12 of the Indenture, as applicable, including, but not limited to, delivery of the Funding Certificate, as specified below.

                                    ARTICLE 2
                                 [CERTIFICATION]
                   [SEE EXHIBIT A TO THE CUSTODIAL AGREEMENT]

                                    ARTICLE 3
                              [FUNDING CERTIFICATE]

      This Notice of Funding, Certification and Funding Certificate may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOWS]

      By signing in the space provided below, the Issuer hereby acknowledges and agrees that it is becoming a party to this Notice of Funding, Certification and Funding Certificate for, and will only be bound, by the certifications it has made as contained in Articles 1 and 3 hereof.

                                  BAY VIEW 2005 WAREHOUSE TRUST, AS ISSUER

                                  BY: WILMINGTON TRUST COMPANY, not in its
                                  individual capacity, but solely as Owner
                                  Trustee

                                  BY: _______________________
                                  NAME:______________________
                                  TITLE: ____________________

      By signing in the space provided below, the Depositor (i) hereby acknowledges and agrees that it is becoming a party to this Notice of Funding, Certification and Funding Certificate for, and will only be bound, by the certifications it has made as contained in Articles 1 and 3 hereof and (ii) as the Certificateholder of the Issuer, hereby directs the Owner Trustee indicated above to execute this Notice of Funding, Certification and Funding Certificate to the extent set forth herein on behalf of the Issuer.

                                  BAY VIEW WAREHOUSE CORPORATION, AS
                                  DEPOSITOR

                                  BY:_________________________________
                                  NAME: JOHN K. OKUBO
                                  TITLE: SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

      By signing in the space provided below, Bay View Acceptance as Contributor and Custodian, as applicable, hereby acknowledges and agrees that it is becoming a party to this Notice of Funding, Certification and Funding Certificate for, and will be bound, by the certifications it has made as contained in Articles 1, 2 and 3 hereof.

                                  BAY VIEW ACCEPTANCE CORPORATION, AS
                                  CONTRIBUTOR AND CUSTODIAN

                                  BY:____________________________________
                                  NAME: JOHN K. OKUBO
                                  TITLE: CHIEF FINANCIAL OFFICER

                                    Exhibit D

                                  Form of Note

      THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE MAXIMUM OUTSTANDING NOTE AMOUNT SHOWN ON THE FACE HEREOF. ANY PURCHASER OF THIS NOTE MAY ASCERTAIN THE OUTSTANDING PRINCIPAL AMOUNT HEREOF BY INQUIRY OF THE INDENTURE TRUSTEE.

      THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "Securities Act") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS AND CONDITIONS SET FORTH IN THE INDENTURE UNDER WHICH THIS NOTE IS ISSUED (A COPY OF WHICH IS AVAILABLE FROM THE INDENTURE TRUSTEE UPON REQUEST).

      EACH NOTEHOLDER, BY ITS ACCEPTANCE OF THIS NOTE (OR INTEREST THEREIN), COVENANTS AND AGREES THAT SUCH NOTEHOLDER, AS THE CASE MAY BE, SHALL NOT, PRIOR TO THE DATE THAT IS ONE YEAR AND ONE DAY AFTER THE TERMINATION OF THE INDENTURE, ACQUIESCE, PETITION OR OTHERWISE INVOKE OR CAUSE THE ISSUER OR THE DEPOSITOR TO INVOKE THE PROCESS OF ANY COURT OR GOVERNMENTAL AUTHORITY FOR THE PURPOSE OF COMMENCING OR SUSTAINING A CASE AGAINST THE ISSUER OR THE DEPOSITOR UNDER ANY FEDERAL OR STATE BANKRUPTCY, INSOLVENCY, REORGANIZATION OR SIMILAR LAW OR APPOINTING A RECEIVER, LIQUIDATOR, ASSIGNEE, TRUSTEE, CUSTODIAN, SEQUESTRATOR OR OTHER SIMILAR OFFICIAL OF THE ISSUER OR THE DEPOSITOR OR ANY SUBSTANTIAL PART OF EITHER OF THEIR PROPERTY, OR ORDERING THE WINDING UP OR LIQUIDATION OF THE AFFAIRS OF THE ISSUER OR THE DEPOSITOR.

      No. ____________ Maximum Outstanding Note Amount: $450,000,000

                          Bay View 2005 Warehouse Trust
               Automobile Receivables-Backed Notes, Series 2005-1

      DATED: ________________

      Bay View 2005 Warehouse Trust, a statutory trust duly organized and existing under the laws of the State of Delaware (the "Issuer," which term includes any successor entity under the Indenture referred to below), for value received, hereby promises to pay to ________________________, the principal sum of up to a maximum of Four Hundred Fifty Million Dollars ($450,000,000) or so much thereof as may be advanced and outstanding hereunder in accordance with the provisions of the Indenture, and to pay interest monthly as provided herein on the twentieth day of each calendar month beginning in July, 2005 or, if such twentieth day is not a Business Day, the Business Day immediately following (each, a "Payment Date") as set forth herein. Each monthly installment of principal payable on this Note, if any, shall be an amount equal to the Noteholder's pro rata share of the Principal Payment Amount, as such term is defined in the Indenture described herein. Any remaining unpaid portion of the principal amount of this Note shall be due and payable on the Maturity Date as defined in the

Indenture. The interest and principal so payable on any Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note is registered on the Record Date for such Payment Date, which shall be the close of business on the last day of the calendar month immediately preceding such Payment Date (whether or not a Business Day).

      By its acceptance of this Note, the Noteholder covenants and agrees, during the Funding Period, to advance additional principal amounts hereunder to the Issuer, subject to and in accordance with the terms of the Indenture, the Sale and Servicing Agreement, and the Note Purchase Agreement.

      In the event of an advance of Additional Note Principal Balances by the Noteholder as provided in Section 2.13 of the Indenture, the Noteholder shall, and is hereby authorized to, record on the schedule attached to its Note the date and amount of any Additional Note Principal Balance advanced by it, and each repayment thereof; provided that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect the Noteholder's rights with respect to the Note Principal Balance and its right to receive interest payments in respect of the Note Principal Balance.

      The Indenture Trustee shall keep a written record of the Note Principal Balance of this Note. Absent manifest error, the Note Principal Balance of this Note as set forth in the Noteholder's records shall be binding upon all applicable parties, notwithstanding any other records; provided that failure by the Noteholder to make such recordation on the Noteholder's records shall not adversely affect the Noteholder's rights with respect to the Note Principal Balance and its right to receive interest payments in respect of the Note Principal Balance.

      This Note is one of a duly authorized issue of Notes of the Issuer designated as its Automobile Receivables-Backed Notes, Series 2005-1 (herein called the "Notes") issued and to be issued under the Indenture dated as of June 20, 2005 (herein called the "Indenture"), among the Issuer and JPMorgan Chase Bank, N.A. as Indenture Trustee (the "Indenture Trustee," which term includes any successor Indenture Trustee under the Indenture), to which Indenture, and all amendments and indentures supplemental thereto, reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Indenture Trustee and the Noteholders, and the terms upon which the Notes are, and are to be, authenticated and delivered. All terms used in this Note and not defined herein shall have the meanings assigned to them in the Indenture.

      Interest will accrue on the outstanding principal balance of this Note for each applicable Interest Rate Period at the applicable Note Interest Rate on the basis of a 360-day year and actual days elapsed until the last day preceding the final Payment Date and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest from the date such interest became due and payable (giving effect to any applicable grace periods) until fully paid. Interest will be due and payable in arrears on each Payment Date, with each payment of interest calculated as described above on the average daily outstanding principal balance of this Note for the period from and including the Payment Date immediately preceding the applicable Payment Date (after giving effect to any payments of principal on such immediately preceding Payment Date) to but excluding the applicable Payment Date or, with respect to the initial Payment Date, for the period from the Closing Date through the day preceding the initial Payment Date. In making any such interest payment, if the interest calculation with respect to this Note shall result in a portion of such payment being less than $0.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

      THE OBLIGATION OF THE ISSUER TO REPAY THIS NOTE IS A LIMITED, NONRECOURSE OBLIGATION SECURED ONLY BY THE TRUST ESTATE. All payments of principal of and interest on this Note shall be made only from the Trust Estate, and each Holder hereof, by its acceptance of this Note, agrees that it shall be entitled to payments solely from such Trust Estate pursuant to the terms of the Indenture. The actual outstanding principal balance on this Note may be less than the principal balance indicated on the face hereof. The actual principal balance on this Note at any time may be obtained from the Indenture Trustee.

      All payments of interest and principal on this Note on the applicable Payment Date shall be paid to the Person in whose name this Note is registered at the close of business on the Record Date for such Payment Date in the manner provided in the Indenture. All reductions in the principal amount of this Note (or one or more Predecessor Notes) effected by full or partial payments of installments of principal shall be binding upon all past, then current, and future Holders of this Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on this Note.

      This Note is scheduled to mature on the Payment Date in 97th month following the final Funding Date, unless this Note is earlier repaid or accelerated pursuant to the Indenture. The Indenture Trustee shall pay to the Noteholder of record on the preceding Record Date either (i) by wire transfer, in immediately available funds to the account of the Noteholder at a bank or other entity having appropriate facilities therefor, if the Noteholder shall have provided to the Indenture Trustee appropriate written instructions at least five (5) Business Days prior to the related Payment Date (which instructions may remain in effect for subsequent Payment Dates unless revoked by the Noteholder), or (ii) if not, by check mailed to the Noteholder at the address of the Noteholder appearing in the Note Register, the amounts to be paid to the Noteholder pursuant hereto.

      Without limiting any provision in the Transaction Documents, if the adoption after the date hereof of any applicable law, rule or regulation (including any applicable law, rule or regulation regarding capital adequacy), any accounting principles or any change in any of the foregoing, or any change in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or by the Financial Accounting Standards Board ("FASB") or compliance by the Noteholder with any request or directive (whether or not having the force of law) after the date hereof of any such governmental authority or FASB (a) subjects the Noteholder to any charge or withholding on or in connection with this Note, the Note Purchase Agreement, the Liquidity Agreement, the Indenture, or any other Transaction Document (collectively, the "Funding Documents") or any amounts outstanding hereunder or thereunder, (b) changes the basis of taxation of payments to the Noteholder of any amounts payable under any of the Funding Documents (except for changes in the rate of tax on the overall net income of the Noteholder), (c) imposes, modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or any credit extended by, the Noteholder,

(d) has the effect of reducing the rate of return on the Noteholder's capital to a level below that which the Noteholder could have achieved but for such adoption, change or compliance (taking into consideration the Noteholder's policies concerning capital adequacy) or (e) imposes any other condition, and the result of any of the foregoing is (i) to impose a cost on, or increase the cost to, the Noteholder of its commitment under any Funding Document or of purchasing, maintaining or funding any interest acquired under any Funding Document, or (ii) to reduce the amount of any sum received or receivable by, or to reduce the rate of return of, the Noteholder under any Funding Document, then, upon demand by the Noteholder with written notice to the Indenture Trustee of the amount claimed hereunder, the Issuer promises to pay to the Noteholder such additional amounts as will compensate the Noteholder for such increased cost or reduction. Without limiting the foregoing, the Issuer acknowledges and agrees that the fees and other amounts payable by the Issuer to the Noteholder have been negotiated on the basis that the unused portion of the Noteholder's commitment under the Note Purchase Agreement and Liquidity Agreement is treated as a "short term commitment" for which there is no regulatory capital requirement. If the Noteholder determines it is required to maintain capital against its unused commitment, the Noteholder shall be entitled to compensation hereunder. Further, for the avoidance of doubt, if the issuance of FASB Interpretation No. 46, or any other change in accounting standards or the issuance of any other pronouncement, release or interpretation, causes or requires the consolidation of all or a portion of the assets and liabilities of the Issuer or the Initial Purchasers with the assets and liabilities of JPMorgan Chase Bank, N.A. or any Financial Institution, such event shall constitute a circumstance on which JPMorgan Chase Bank, N.A. or such Financial Institution may base a claim for reimbursement hereunder.

      THIS NOTE SHALL BE SUBJECT TO OPTIONAL REPAYMENT AT THE OPTION OF THE ISSUER IN THE MANNER AND SUBJECT TO THE PROVISIONS OF THE INDENTURE. Whenever by the terms of the Indenture, the Indenture Trustee is required to repay Notes, and subject to and in accordance with the terms of Article VI of the Indenture, the Indenture Trustee shall give notice of the repayment in the manner prescribed by the Indenture.

      This Note is issuable only in registered form in denominations as provided in the Indenture and subject to certain limitations therein set forth.

      The final payment on this Note shall be made only upon presentation and surrender of this Note at the Corporate Trust Office of the Indenture Trustee.

      The Noteholder shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Indenture.

      At the option of the Noteholder, this Note may be exchanged for a Note or Notes of like terms, in any authorized denominations and of like aggregate principal amount, and the transfer may be registered, by the Noteholder in person or by their attorneys duly authorized in writing at the Corporate Trust Office of the Indenture Trustee only in the manner, subject to the limitations provided in the Indenture, and upon surrender and cancellation of this Note. Upon exchange or registration of such transfer, a new registered Note or Notes evidencing the same outstanding principal amount will be executed in exchange therefor.

      All amounts collected as payments on the Trust Estate or otherwise shall be applied in the order of priority specified in the Indenture.

      Each Person who has or who acquires any Ownership Interest in this Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Sections 2.06 and 2.07 of the Indenture. The Noteholder may not sell, offer for sale, assign, pledge, hypothecate or otherwise transfer or encumber all or any part of its interest in this Note except pursuant to an effective registration statement covering such transaction under the Securities Act of 1933, as amended, and effective qualification or registration under all applicable State securities laws and regulations or under an exemption from registration under said Securities Act and said State securities laws and regulations.

      In addition, each Person who has or who acquires any Ownership Interest in this Note shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of Section 10.18 of the Indenture. Prior to the date that is one year and one day after the payment in full of all amounts payable with respect to the Notes, each Person who has or acquires an Ownership Interest in this Note agrees that such Person will not institute against the Issuer or the Depositor, or join any other Person in instituting against the Issuer or the Depositor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any State of the United States. This covenant shall survive the termination of the Indenture.

      Before the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the person in whose name this Note is registered (i) on any Record Date for purposes of making payments, and (ii) on any other date for any other purpose, as the owner hereof, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

      The Indenture permits the amendment thereof for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture or of modifying in any manner the rights of the Noteholders under the Indenture at any time by the Issuer and the Indenture Trustee with the consent of the Majority Holders (and, in some cases, only with the consent of each Noteholder affected thereby) and compliance with certain other conditions. Any such consent by the Holder, at the time of the giving thereof, of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

      This Note and all obligations with respect thereto, including obligations under the Indenture, will be limited recourse obligations of the Issuer payable solely from the Trust Estate. Neither the Issuer, the Depositor, the Servicer, the Backup Servicer, the Custodian, the Paying Agent, the Note Registrar, the Indenture Trustee in its individual capacity or in its capacity as Indenture Trustee, nor any of their respective Affiliates, agents, partners, beneficiaries, officers, directors, stockholders, stockholders of partners, employees or successors or assigns, shall be personally liable for any amounts payable, or performance due, under this Note or the Indenture.

Without limiting the foregoing, each Holder by its acceptance hereof, and the Indenture Trustee, shall be deemed to have agreed (i) that it shall look only to the Trust Estate to satisfy the Issuer's obligations hereunder or the Indenture, including but not limited to liabilities under Article V of the Indenture and liabilities arising (whether at common law or equity) from breaches by the Issuer of any obligations, covenants and agreements herein or, to the extent enforceable, for any violation by the Issuer of applicable State or federal law or regulation, provided that, the Issuer shall not be relieved of liability hereunder with respect to any misrepresentation in the Indenture or the Sale and Servicing Agreement, or fraud, of the Issuer, and (ii) to waive any rights it may have to obtain a deficiency or other monetary judgment against either the Issuer or any of its principals, directors, officers, beneficial owners, employees or agents (whether disclosed or undisclosed) or their respective assets (other than the Trust Estate). The foregoing provisions of this paragraph shall not (i) prevent recourse to the Trust Estate or any Person (other than the Issuer or the Owner Trustee (as such or in its individual capacity)) for the sums due or to become due under any security, instrument or agreement which is part of the Trust Estate, (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by this Note or secured by the Indenture, but the same shall continue until paid or discharged, or (iii) prevent the Indenture Trustee from exercising its rights with respect to the Grant, pursuant to the Indenture, of the Issuer's rights under the Contribution Agreement and the Sale and Servicing Agreement. It is further understood that the foregoing provisions of this paragraph shall not limit the right of any Person to name the Indenture Trustee in its capacity as Indenture Trustee under the Indenture or the Issuer as a party defendant in any action or suit or in the exercise of any remedy under this Note or the Indenture, so long as no judgment in the nature of a deficiency judgment or seeking personal liability shall be asked for or (if obtained) enforced. It is expressly understood that all such liability is hereby expressly waived and released to the extent provided herein as a condition of, and as a consideration for, the execution of the Indenture and the issuance of this Note.

      The remedies of the Holder hereof as provided herein, or in the Indenture or the other Transaction Documents, shall be cumulative and concurrent and may be pursued solely against the assets of the Trust Estate. No failure on the part of the Noteholder in exercising any right or remedy hereunder shall operate as a waiver or release thereof, nor shall any single or partial exercise of any such right or remedy preclude any other further exercise thereof or the exercise of any other right or remedy hereunder.

      Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, for the provisions, among others, with respect to (i) the nature and extent of the rights, duties and obligations of the Indenture Trustee, the Issuer and the Noteholder; (ii) the terms upon which this Note is executed and delivered; (iii) the collection and disposition of the Scheduled Obligor Payments; (iv) a description of the Trust Estate; (v) the modification or amendment of the Indenture; (vi) other matters; and (vii) the definition of capitalized terms used in this Note that are not defined herein; to all of which the Noteholder assents by the acceptance of this Note.

      THIS NOTE IS ISSUED PURSUANT TO THE INDENTURE AND IT AND THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS (INCLUDING, WITHOUT LIMITATION,
Section 5-1401 AND Section 5-1402 OF

THE GENERAL OBLIGATIONS LAWS, BUT OTHERWISE WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS).

      REFERENCE IS HEREBY MADE TO THE PROVISIONS OF THE INDENTURE AND SUCH PROVISIONS ARE HEREBY INCORPORATED BY REFERENCE AS IF FULLY SET FORTH HEREIN.

      Unless the certificate of authentication hereon has been executed by the Indenture Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed as of the date set forth below.

                                  BAY VIEW 2005 WAREHOUSE TRUST, as Issuer

                                  By: Wilmington Trust Company, not in its
                                  individual capacity, but solely as Owner
                                  Trustee

                                  By:_______________________________
                                  Name
                                  Title:

                                   Schedule to
                          Bay View 2005 Warehouse Trust
               Automobile Receivables-Backed Notes, Series 2005-1

   DATE OF                        SCHEDULED          NOTE          NOTE
 FUNDING OR       ADVANCE      NOTE PRINCIPAL      PRINCIPAL     PRINCIPAL
  PAYMENT          AMOUNT         PAYMENT         PREPAYMENT      BALANCE
_______, 2005    $_________    $_____________     $_________     $________

______, 200__    __________    ______________     __________     _________

______, 200__    __________    ______________     __________     _________

______, 200__    __________    ______________     __________     _________

______, 200__    __________    ______________     __________     _________

______, 200__    __________    ______________     __________     _________

______, 200__    __________    ______________     __________     _________

______, 200__    __________    ______________     __________     _________

______, 200__    __________    ______________     __________     _________

______, 200__    __________    ______________     __________     _________

______, 200__    __________    ______________     __________     _________

______, 200__    __________    ______________     __________     _________

______, 200__    __________    ______________     __________     _________

______, 200__    __________    ______________     __________     _________

______, 200__    __________    ______________     __________     _________

______, 200__    __________    ______________     __________     _________

______, 200__    __________    ______________     __________     _________

                              [FORM OF ASSIGNMENT]

  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

 (PLEASE INSERT SOCIAL SECURITY OR
 TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

___________________________________

___________________________________

________________________________________________________________________________
(Please Print or Typewrite Name and Address of Assignee)

________________________________________________________________________________
the within Note, and all rights thereunder, and hereby does irrevocably constitute and appoint

______________________________________________________________________________
Attorney to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Date:___________________

                                        _________________________________

                                        NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within
                                        Note in every particular, without
                                        alteration or enlargement or any change
                                        whatever.

                                    Exhibit E

                            Form of Transferee Letter

                                     (Date)

                          Bay View 2005 Warehouse Trust
           ______% Automobile Receivables-Backed Notes, Series 2005-1

Bay View Warehouse Corporation
1840 Gateway Drive San Mateo,
CA 94404 Attention:__________

JPMorgan Chase Bank, N.A.
600 Travis St., 9th Floor
Houston, Texas 77002
Attn: Structured Finance - Bay View 2005

      The undersigned (the "Purchaser") understands that the purchase of the above-referenced Notes (the "Notes") may be made only by institutional investors which are "accredited investors" under Regulation D, as promulgated under the Securities Act of 1933, as amended (the "1933 Act"). The Purchaser represents that the Purchaser is an institutional "accredited investor" within the meaning of such definition. The Purchaser hereby represents, and with respect to paragraphs 1, 5, 6 and 8 acknowledges, additionally as follows:

      1. The Purchaser understands that the Notes are being issued only in transactions not involving any public offering within the meaning of the 1933 Act and Section 3(c)(1) of the Investment Company Act of 1940, as amended (the "Investment Company Act").

      2. The Purchaser is considered to be "one person" (or such other number of persons as the Issuer may agree to) for purposes of calculating the number of beneficial owners of securities of Bay View 2005 Warehouse Trust (the "Issuer") under Section 3(c)(1) of the Investment Company Act.

      3. The Purchaser is an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the 1933 Act (an "Institutional Accredited Investor") and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, and the Purchaser and any accounts for which the Purchaser is acting are each able to bear the economic risk of its investment.

      4. The Notes are being purchased for the Purchaser's own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which Purchaser or such other Institutional Accredited Investor exercises sole investment discretion.

      5. If the Purchaser (or any other fiduciary or agent representing any such account) decides to sell any Note prior to maturity, the Purchaser acknowledges that (a) such Note may be sold only in a transaction exempt from registration under the 1933 Act, including but not limited to a "qualified institutional buyer" pursuant to Rule 144A under the 1933 Act, or pursuant to a valid registration under the 1933 Act (and the Purchaser acknowledges that the Issuer has no obligation to so register the Notes) and (b) the Purchaser must comply with the transfer restrictions contained in the Indenture (defined below).

      6. The Purchaser understands that the Notes will bear a legend substantially as set forth in the form of the Note included in the Indenture (the "Indenture") dated as of June 20, 2005, among the Issuer and JPMorgan Chase Bank, N.A., as Indenture Trustee (the "Indenture Trustee").

      7. Either (a) the Purchaser will not acquire the Notes with the assets of any "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") which is subject to Title I of ERISA or any "plan" as defined in Section 4975 of the Code (each such entity, a "Benefit Plan") or (b) no non-exempt "prohibited transaction" under
Section 406 of ERISA or Section 4975 of the Code will occur in connection with its acquisition or holding of the Notes.

      8. The Purchaser acknowledges that transfer of a Note can only be effected in accordance with the Indenture.

      9. The Purchaser represents that the Purchaser is a U.S. Person.

      The representations and warranties and acknowledgments contained herein shall be binding upon the successors of the undersigned.

      Executed this _____ day of _________, ________.

                                               By:______________________________
                                               Signature of Purchaser

______________________________________         _________________________________
Purchaser's Name and Title (Print)             Signature of Purchaser

______________________________________
Address of Purchaser

______________________________________
Purchaser's Taxpayer Identification or
Social Security Number

                                        2